                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ALZA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

                          TUESDAY, SEPTEMBER 21, 1999
                                   9:00 A.M.

To ALZA Corporation stockholders:

    We will hold a meeting of stockholders of ALZA Corporation on Tuesday, September 21, 1999 at 9:00 a.m. Pacific time, at 1900 Charleston Road, Mountain View, California. The purpose of the meeting is:

    1. to vote on adoption of a merger agreement relating to, and approval of, a merger of a subsidiary of Abbott Laboratories with and into ALZA. If the stockholders adopt the merger agreement and approve the merger, you will receive 1.2 Abbott common shares for each share of ALZA common stock you own at the time of the merger. Additional information concerning the merger is set forth in the accompanying proxy statement/prospectus and in the merger agreement, a copy of which is attached as Annex A to the proxy statement/prospectus; and

    2. to transact such other business related to matters as may properly come before the meeting.

    These items of business are described in the attached proxy statement/prospectus. The record date to determine who is entitled to vote at the meeting was Monday, August 16, 1999. Only holders of ALZA common stock at the close of business on the record date are entitled to notice of, and to vote at, the meeting. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote in person.

                                          By Order of the Board of Directors,

                                                       [SIG]

                                          JULIAN N. STERN
                                          SECRETARY

August 16, 1999
Palo Alto, California

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN,
  DATE AND RETURN THE ENCLOSED PROXY AND RETURN IT AS SOON AS POSSIBLE IN THE
                 ACCOMPANYING SELF-ADDRESSED STAMPED ENVELOPE.

                                ALZA CORPORATION
                                PROXY STATEMENT

                               ------------------

                              ABBOTT LABORATORIES
                                   PROSPECTUS
                        UP TO 164,750,000 COMMON SHARES

    This proxy statement/prospectus relates to a merger in which you will receive 1.2 Abbott common shares for each share of ALZA common stock that you own on the date of the merger.

    ALZA's board of directors is furnishing this proxy statement/prospectus to you in connection with its solicitation of proxies for use at a meeting of ALZA's stockholders to be held on Tuesday, September 21, 1999 to adopt the merger agreement and approve the merger. ALZA's board of directors has unanimously approved and declared advisable the merger agreement, and recommends that you vote to adopt the merger agreement and approve the merger. This proxy statement/prospectus and the accompanying form of proxy are first being mailed to you on or about August 19, 1999.

    SEE "RISK FACTORS" ON PAGE 14 FOR A DISCUSSION OF RISKS RELEVANT TO THE MERGER.

    Abbott common shares are traded on the New York Stock Exchange under the symbol "ABT," and shares of ALZA common stock are traded on the New York Stock Exchange under the symbol "AZA."

    PLEASE DO NOT SEND YOUR ALZA COMMON STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE AND SHOULD BE REPORTED IMMEDIATELY TO THE SECURITIES AND EXCHANGE COMMISSION.

                            ------------------------

         The date of this proxy statement/prospectus is August 16, 1999

    This proxy statement/prospectus incorporates by reference important business and financial information about both Abbott and ALZA which is not included in or delivered with this proxy statement/prospectus. See "Additional
Information--Where You Can Find More Information."

    You can obtain any of the documents incorporated by reference in this document through Abbott or ALZA, as the case may be, or from the Securities and Exchange Commission through its web site at http://www.sec.gov. Documents incorporated by reference are available from Abbott and ALZA without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement/prospectus. You can obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

                     ABBOTT                            ALZA
-------------------------------------  -------------------------------------
           Jose M. de Lasa                        Peter D. Staple
  Senior Vice President, Secretary             Senior Vice President
         and General Counsel                    and General Counsel
         Abbott Laboratories                     ALZA Corporation
        Dept. 364; Bldg. AP6D                   950 Page Mill Road
        100 Abbott Park Road                      P.O. Box 10950
  Abbott Park, Illinois 60064-6020       Palo Alto, California 94303-0802
      Telephone (847) 937-8905               Telephone (650) 494-5000

    IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY SEPTEMBER 14, 1999 TO RECEIVE THEM BEFORE THE MEETING. IF YOU REQUEST ANY INCORPORATED DOCUMENTS, WE WILL MAIL THEM TO YOU BY FIRST CLASS MAIL, OR ANOTHER EQUALLY PROMPT MEANS, WITHIN ONE BUSINESS DAY AFTER WE RECEIVE YOUR REQUEST.

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                             ---------
SUMMARY....................................................................................................          1
    The Companies..........................................................................................          1
    What You Will Receive in the Merger....................................................................          1
    Material Federal Income Tax Consequences...............................................................          1
    Market Prices of Abbott Common Shares and ALZA Common Stock on Important Dates.........................          1
    ALZA's Reasons for the Merger..........................................................................          1
    Abbott's Reasons for the Merger........................................................................          2
    No Appraisal Rights....................................................................................          2
    Exchange of Stock Certificates.........................................................................          2
    Comparative Rights of Abbott Shareholders and ALZA Stockholders........................................          2
    Comparative per Share Information......................................................................          4
    The Meeting............................................................................................          6
    Vote Required..........................................................................................          6
    The Merger Agreement and the Merger....................................................................          6
    Co-Promotion Agreements................................................................................          9
    Selected Historical Financial Information of Abbott....................................................         10
    Selected Historical Financial Information of ALZA......................................................         11
    Pro Forma Financial Information of Abbott..............................................................         12

RISK FACTORS...............................................................................................         14
    You will receive 1.2 Abbott common shares despite changes in market value of Abbott common shares or
     ALZA common stock.....................................................................................         14
    Failure to qualify for pooling-of-interests accounting treatment may impact reported operating
     results...............................................................................................         14
    The integration of ALZA into Abbott may be difficult and expensive to achieve..........................         14
    Because Abbott conducts a greater amount of business in more foreign countries than ALZA, Abbott's
     international operations are subject to more foreign regulation and greater economic risk.............         14
    ALZA's client business could be adversely affected by the merger.......................................         15
    Expenses resulting from the merger will be substantial and may affect Abbott's results of
     operations............................................................................................         15

THE COMPANIES..............................................................................................         15
    Abbott Laboratories....................................................................................         15
    ALZA Corporation.......................................................................................         16

THE MEETING................................................................................................         17
    Purpose of the Meeting.................................................................................         17
    Date, Time and Place; Record Date......................................................................         17
    Your Voting Rights.....................................................................................         18
    Giving and Revoking Your Proxy; Costs of Solicitation..................................................         18
    No Appraisal Rights....................................................................................         18

THE MERGER AGREEMENT AND THE MERGER........................................................................         18
    General Description of the Merger......................................................................         18
    Background of the Merger...............................................................................         19
    Reasons for the Merger; Recommendation of ALZA's Board of Directors....................................         20
    Opinion of Chase Securities Inc. to ALZA's Board of Directors..........................................         22
    Opinion of Merrill Lynch & Co. to ALZA's Board of Directors............................................         29
    Structure of the Merger................................................................................         36

                                                                                                               PAGE
                                                                                                             ---------
    When the Merger Becomes Effective......................................................................         36
    Conversion of Stock, Stock Options and Other Awards....................................................         37
    Convertible Debt and Warrants..........................................................................         38
    Representations and Warranties.........................................................................         39
    Certain Covenants......................................................................................         40
    Non-Solicitation of Competing Proposals................................................................         42
    Filings and Other Actions..............................................................................         43
    Conditions to Completion of the Merger.................................................................         43
    Termination of the Merger Agreement....................................................................         44
    Expenses...............................................................................................         46
    Modification or Amendment to the Merger Agreement......................................................         46
    Regulatory Requirements................................................................................         46
    Material Federal Income Tax Consequences...............................................................         46
    Anticipated Accounting Treatment.......................................................................         48
    Resale Restrictions....................................................................................         49
    Interests of ALZA Directors and Officers in the Merger that are Different from Your Interests..........         49
    Co-Promotion Agreements................................................................................         52

MARKET PRICES AND DIVIDEND INFORMATION.....................................................................         52

COMPARISON OF RIGHTS OF ABBOTT SHAREHOLDERS AND ALZA STOCKHOLDERS..........................................         53
    Authorized Capital.....................................................................................         53
    Voting Rights..........................................................................................         54
    Board of Directors.....................................................................................         54
    Number, Election, Vacancy and Removal of Directors.....................................................         54
    Stockholder Action by Written Consent..................................................................         55
    Special Stockholder Meetings...........................................................................         55
    Advance Notice Provisions for Stockholder Proposals Other than Election of Directors...................         55
    Advance Notice Provisions for Stockholder Nominations of Directors.....................................         56
    Transactions with Interested Stockholders..............................................................         57
    Amendments to Certificates of Incorporation and By-Laws................................................         58
    Merger or Sale of Assets...............................................................................         59
    Indemnification........................................................................................         60
    Dividends..............................................................................................         60
    Limitations on Director's Liability....................................................................         61
    Dissenters' or Appraisal Rights........................................................................         61

ADDITIONAL INFORMATION.....................................................................................         62
    Deadline for ALZA Stockholder Proposals and Abbott Shareholder Proposals...............................         62
    Legal Matters..........................................................................................         63
    Experts................................................................................................         63
    Where You Can Find More Information....................................................................         64
    Forward-Looking Statements.............................................................................         66

ANNEXES:
    A--Agreement and Plan of Merger........................................................................        A-1
    B--Fairness Opinion of Chase Securities Inc............................................................        B-1
    C--Fairness Opinion of Merrill Lynch & Co..............................................................        C-1

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SOME OF THE INFORMATION FROM THIS PROXY STATEMENT/PROSPECTUS AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT, INCLUDING THE ANNEXES AND OTHER DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "ADDITIONAL INFORMATION-- WHERE YOU CAN FIND MORE INFORMATION" FOR MORE DETAILS.

THE COMPANIES

ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-6400
TELEPHONE (847) 937-6100
WEBSITE: HTTP://WWW.ABBOTT.COM

    Abbott Laboratories' principal business is the discovery, development, manufacture and sale of a broad and diversified line of health care products and services.

ALZA CORPORATION
950 PAGE MILL ROAD
PALO ALTO, CALIFORNIA 94304
TELEPHONE (650) 494-5000
WEBSITE: HTTP://WWW.ALZA.COM

    ALZA is a research-based pharmaceutical company with leading drug delivery technologies. ALZA applies its technologies to develop pharmaceutical products with enhanced therapeutic value for its own portfolio and for many of the world's leading pharmaceutical companies. ALZA's sales and marketing efforts are currently focused on the urology and oncology fields of medicine.

WHAT YOU WILL RECEIVE IN THE MERGER

    You will receive 1.2 Abbott common shares for each share of ALZA common stock that you own on the date of the merger. Instead of issuing fractional Abbott common shares, Abbott will pay cash based on an average of the closing prices for an Abbott common share for the five New York Stock Exchange trading days preceding the date of the merger.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    Because the merger should be treated as a "reorganization" for federal income tax purposes, you should not be taxed on the receipt of Abbott common shares in the merger, but you may be taxed with respect to cash you receive in lieu of fractional shares. See "The Merger Agreement and the Merger--Material Federal Income Tax Consequences."

    TAX MATTERS ARE VERY COMPLICATED. THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR TAX ADVISORS FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER TO YOU.

MARKET PRICES OF ABBOTT COMMON SHARES AND ALZA COMMON STOCK ON IMPORTANT DATES

    Abbott common shares are traded on the New York Stock Exchange under the symbol "ABT," and shares of ALZA common stock are traded on the New York Stock Exchange under the symbol "AZA." The following table provides the closing per share sales prices of Abbott common shares and ALZA common stock, as reported on the New York Stock Exchange Composite Tape, on:

    - June 21, 1999--the business day that Abbott and ALZA announced the terms of the merger; and

    - August 13, 1999.

                                 ABBOTT       ALZA
                                 COMMON      COMMON
             DATE                SHARES      STOCK
------------------------------  --------   ----------
June 21, 1999.................   $44 3/16   $46 1/4
August 13, 1999...............   $40 7/8    $47 7/16

    The value of 1.2 Abbott common shares on June 21, 1999 was $53.03.

ALZA'S REASONS FOR THE MERGER

    ALZA's board of directors believes that the merger will result in a combined corporation with greater resources to pursue research and development efforts and to commercialize products. ALZA's board of directors believes that the merger is fair to and in the best interests of ALZA and its stockholders.

ABBOTT'S REASONS FOR THE MERGER

    Abbott believes that the combined corporation and its shareholders can benefit from the merger because the proposed merger brings to Abbott a portfolio of existing pharmaceutical products and new products that ALZA is developing that Abbott's larger global organization can distribute now and in the future. The proposed merger also brings to Abbott strong technology relationships with pharmaceutical industry partners.

NO APPRAISAL RIGHTS

    You are not entitled to dissenters' or appraisal rights in connection with the merger. See "The Meeting--No Appraisal Rights."

EXCHANGE OF STOCK CERTIFICATES

    Promptly after the merger takes place, BankBoston, N.A., the exchange agent for this transaction, will send you a letter of transmittal for you to use in exchanging your ALZA common stock certificates for Abbott common share certificates. You should not send in your ALZA common stock certificates until you receive the letter of transmittal. See "The Merger Agreement and the Merger--Conversion of Stock, Stock Options and Other Awards."

COMPARATIVE RIGHTS OF ABBOTT SHAREHOLDERS AND ALZA STOCKHOLDERS

    Even though Abbott is an Illinois corporation and ALZA is a Delaware corporation, some of your rights as a shareholder of Abbott will be the same as your rights as a stockholder of ALZA. There are, however, several important differences. The following table summarizes some of those differences:

                                                     ABBOTT                                 ALZA
                                      ------------------------------------  ------------------------------------
CAN STOCKHOLDERS TAKE CORPORATE       Yes, if the holders of a majority of  No, the holders of ALZA's common
  ACTION WITHOUT HOLDING A MEETING?   Abbott's common shares entitled to    stock may only take corporate action
                                      vote at a meeting sign a written      at a stockholders' meeting.
                                      consent to such corporate action.

CAN STOCKHOLDERS CALL MEETINGS?       Yes, by holders of not less than      No, only ALZA's board of directors,
                                      one-fifth of Abbott's common shares   chairman or president can call a
                                      entitled to vote at the meeting.      stockholders' meeting.

CAN STOCKHOLDERS CUMULATE THEIR       Yes, a holder of Abbott's common      No, a holder of ALZA common stock
  VOTES WHEN ELECTING DIRECTORS?      shares may cast all of his or her     must cast each of his or her votes
                                      votes for one director candidate or   for or against each director
                                      may distribute those votes in any     candidate instead of cumulating
                                      proportion among the director         those votes for any one director
                                      candidates.                           candidate.

IS THE BOARD OF DIRECTORS DIVIDED     No, Abbott's entire board of          Yes, ALZA's board of directors is
  INTO SEPARATE CLASSES?              directors is elected each year.       divided into three classes, with one
                                                                            class elected each year.

                                                     ABBOTT                                 ALZA
                                      ------------------------------------  ------------------------------------
CAN STOCKHOLDERS REMOVE A DIRECTOR?   Yes, if the holders of a majority of  Yes, but only for "cause" upon the
                                      Abbott's common shares vote to        vote of a majority of ALZA's common
                                      remove that director, unless the      stock.
                                      votes cast against that director's
                                      removal would be sufficient, when
                                      cumulated, to elect that director.

WHAT ACTION IS REQUIRED TO MERGE OR   Approval of not less than two- thirds Approval of a majority of the voting
  SELL SUBSTANTIAL AMOUNTS OF         of the voting power of Abbott's       power of ALZA's outstanding common
  CORPORATE ASSETS?                   outstanding common shares is          stock is required to approve a
                                      required to approve a merger or the   merger or the sale of all or
                                      sale of all or substantially all of   substantially all of ALZA's assets,
                                      Abbott's assets.                      unless the transaction is with a
                                                                            substantial stockholder, in which
                                                                            case approval of 80% of ALZA's
                                                                            outstanding common stock is
                                                                            required.

WHAT ACTION IS REQUIRED TO AMEND      Approval of Abbott's board of         Approval of ALZA's board of
  ABBOTT'S ARTICLES OF INCORPORATION  directors and not less than two-      directors and a majority of the
  OR ALZA'S CERTIFICATE OF            thirds of the shares entitled to      shares entitled to vote on that
  INCORPORATION?                      vote on amendment is required to      amendment is required to approve an
                                      approve an amendment to Abbott's      amendment to ALZA's certificate of
                                      articles of incorporation.            incorporation, except that a higher
                                                                            vote is required for amendments
                                                                            relating to business combinations
                                                                            and the number, classification, term
                                                                            of office and filling of vacancies
                                                                            on ALZA's board of directors.
                                      ------------------------------------  ------------------------------------

COMPARATIVE PER SHARE INFORMATION

    The following table summarizes certain historical financial information and unaudited pro forma and equivalent pro forma financial information on a per share basis.

    The unaudited pro forma financial information assumes that the merger was completed at the beginning of each of the periods presented and gives effect to the merger as a pooling-of-interests for accounting purposes. The basic unaudited pro forma per share information for Abbott is based upon the number of outstanding Abbott common shares adjusted to include the number of Abbott common shares that would be issued in the merger based on the number of shares of ALZA common stock outstanding on the dates reported. The diluted unaudited pro forma per share information for Abbott is based upon net income, adjusted for interest expense on convertible securities, net of tax, divided by the number of outstanding Abbott common shares adjusted to include the dilutive effect of Abbott stock options and the number of Abbott common shares that would be issued in the merger, including the dilutive effect of ALZA stock options, warrants and convertible securities.

    The unaudited equivalent pro forma per share information for ALZA is based on the unaudited pro forma amounts per share for Abbott multiplied by the exchange ratio of 1.2. The basic earnings (loss) per share information for ALZA is calculated by dividing net income (loss) by the weighted average number of shares of ALZA common stock outstanding for the period. The diluted earnings
(loss) per share information for ALZA is calculated by dividing net income
(loss), adjusted for interest expense on convertible securities, net of tax, by the weighted average number of shares of ALZA common stock outstanding for the period plus the dilutive effect of ALZA stock options, warrants and convertible securities.

    The information set forth below is qualified in its entirety by reference to, and should be read in conjunction with, the historical consolidated financial information of Abbott and ALZA incorporated by reference in this proxy statement/prospectus and the pro forma financial information included in this proxy statement/ prospectus.

                                                                SIX MONTHS         YEAR ENDED DECEMBER 31,
                                                              ENDED JUNE 30,     ----------------------------
                                                                   1999          1998      1997         1996
                                                              --------------     -----  -----------     -----
ABBOTT:
Income per share from continuing operations:
  Basic:
    Historical..............................................      $0.86          $1.53  $   1.36        $1.20
    Pro forma...............................................       0.82(1)        1.49      1.10(2)      1.17
  Diluted:
    Historical..............................................      $0.85          $1.51  $   1.34        $1.19
    Pro forma...............................................       0.80(1)        1.46      1.08(2)      1.15
Book value per share:
    Historical..............................................      $4.23          $3.77  $   3.27        $3.11
    Pro forma...............................................       4.28           3.82      3.26         3.30
Cash dividends declared per share:
    Historical..............................................      $0.34          $0.60  $   0.54        $0.48
    Pro forma...............................................       0.34           0.60      0.54         0.48

ALZA:
Income (loss) per share from continuing operations:
  Basic:
    Historical..............................................      $0.38(3)       $1.09  $  (2.83)(4)    $0.86
    Equivalent pro forma....................................       0.99(1)        1.78      1.32(2)      1.41
  Diluted:
    Historical..............................................      $0.37(3)       $1.07  $  (2.83)(4)    $0.84
    Equivalent pro forma....................................       0.97(1)        1.75      1.30(2)      1.38
Book value per share:
    Historical..............................................      $5.90          $5.30  $   3.75        $6.95
    Equivalent pro forma....................................       5.14           4.58      3.91         3.96
Cash dividends declared per share:
    Historical..............................................         --             --     --              --
    Equivalent pro forma....................................      $0.41          $0.72  $   0.65        $0.58

------------------------

(1) Includes a charge of $32.6 million related to ALZA's acquisition of SEQUUS Pharmaceuticals, Inc., less a tax benefit of $7.8 million. Before such charge, basic and diluted pro forma income per Abbott share from continuing operations would have been $0.84 and $0.82, respectively.

(2) Reflects a total of $368.7 million (or $0.22 per pro forma Abbott share, diluted) of charges, including a $247.0 million charge and $8.0 million of interest expense related to ALZA's distribution of shares of Crescendo Pharmaceuticals Corporation class A common stock, $108.5 million for acquired in-process research and development, an asset write-down of $11.5 million and costs of $1.8 million related to a workforce reduction, less a tax benefit of $8.1 million. Before such charges, pro forma diluted income per Abbott share from continuing operations would have been $1.30.

(3) Includes a charge of $32.6 million related to ALZA's acquisition of SEQUUS, less a tax benefit of $7.8 million. Before such charge, historical basic and diluted income per ALZA share from continuing operations would have been $0.62 and $0.61, respectively.

(4) Reflects a total of $368.7 million (or $3.77 per historical ALZA share, diluted) of charges, including a $247.0 million charge and $8.0 million of interest expense related to ALZA's distribution of shares of Crescendo class A common stock, $108.5 million for acquired in-process research and development, an asset write-down of $11.5 million and costs of $1.8 million related to a workforce reduction, less a tax benefit of $8.1 million. Before such charges, historical basic and diluted earnings per ALZA share from continuing operations would have been $0.96 and $0.94, respectively.

THE MEETING

    The meeting of ALZA's stockholders will take place on Tuesday, September 21, 1999 at 1900 Charleston Road, Mountain View, California, at 9:00 a.m. Pacific time. At the meeting, you will be asked to adopt the merger agreement and approve the merger.

VOTE REQUIRED

    Each stockholder of record on the record date is entitled to one vote for each share of ALZA common stock held on each matter submitted to a vote at the meeting. A majority of the shares of ALZA common stock outstanding on the record date represented in person, or by proxy, constitutes a quorum for consideration of such matters at the meeting. If a quorum is present at the meeting, the affirmative vote of at least a majority of the outstanding shares of ALZA common stock is required to adopt the merger agreement and approve the merger.

THE MERGER AGREEMENT AND THE MERGER

    The merger agreement is attached as Annex A to this proxy statement/prospectus. You should read the merger agreement because it, and not this proxy statement/prospectus, is the legal document that governs the merger.

RECOMMENDATION TO ALZA'S STOCKHOLDERS

    ALZA's board of directors has determined that the merger agreement and the merger are in the best interest of ALZA and its stockholders. Accordingly, ALZA's board of directors has unanimously approved and declared advisable the merger agreement, and recommends that you vote to adopt the merger agreement and approve the merger at the meeting. See "The Merger Agreement and the Merger--Background of the Merger" and "The Merger Agreement and the Merger--Reasons for the Merger; Recommendations of ALZA's Board of Directors."

INTERESTS OF ALZA DIRECTORS AND OFFICERS IN THE MERGER THAT ARE DIFFERENT FROM
  YOUR INTERESTS

    Some of the members of ALZA's board of directors and some of ALZA's executive officers have personal interests in the merger that are different from yours.

    - All outstanding options to purchase ALZA common stock, including those held by officers and directors of ALZA, will fully vest at the effective time of the merger and will become options to purchase Abbott common shares, subject to adjustment to reflect the exchange ratio.

    - Restrictions on substantially all of the shares of restricted stock held by executive officers of ALZA will lapse at the effective time of the merger and the shares will be converted to Abbott common shares, subject to adjustment to reflect the exchange ratio.

    - The executive officers of ALZA will be entitled to severance payments and payments in connection with agreements not to compete with ALZA in the event of the termination of their employment following the merger.

    - Some current executive officers of ALZA will remain executive officers of ALZA after the merger.

    These interests are described under "The Merger Agreement and the Merger--Interests of ALZA Directors and Officers in the Merger that are Different from Your Interests."

    Each share of ALZA common stock held by ALZA's directors, executive officers and their affiliates at the effective time of the merger will, upon completion of the merger, along with all other ALZA common stock, be converted into the right to receive 1.2 Abbott common shares.

    ALZA's board of directors was aware of these interests and considered them, among other matters, when approving the merger.

    ALZA's directors, executive officers and their affiliates, including any person who served as a director or executive officer of ALZA at any time during 1998, beneficially owned, as of August 13, 1999, less than 1% of ALZA's outstanding common stock.

    Abbott's directors, executive officers and their affiliates, including any person who served as a director or executive officer of Abbott at any time during 1998, did not beneficially own, as of August 13, 1999, any shares of ALZA's common stock.

OPINIONS OF THE FINANCIAL ADVISORS TO ALZA'S BOARD OF DIRECTORS

    Chase Securities Inc. and Merrill Lynch & Co. delivered to ALZA's board of directors their written opinions dated June 21, 1999 stating as of that date and based upon the factors and assumptions described in their opinions that the exchange ratio was fair from a financial point of view to holders of shares of ALZA common stock. Their opinions are attached to this proxy statement/prospectus as Annexes B and C. You should read them completely to understand the assumptions made, matters considered and limitations of the reviews made by Chase Securities and Merrill Lynch in providing their opinions.

WHAT WE NEED TO DO TO COMPLETE THE MERGER

    We will complete the merger only if the conditions set forth in the merger agreement are satisfied or, in some cases, waived. These conditions include:

    - adoption of the merger agreement and approval of the merger by ALZA's stockholders;

    - absence of any injunction or legal restraint blocking the merger or government proceedings trying to block the merger;

    - receipt of letters from Abbott's independent public accountants and ALZA's independent auditors confirming the availability of pooling-of-interests accounting treatment for the merger;

    - receipt of legal opinions that the merger will be treated as a tax-free reorganization under the Internal Revenue Code;

    - absence of any change in either Abbott or ALZA or any of their subsidiaries which has had or may have a material adverse effect on Abbott's or ALZA's business taken as a whole; and

    - the expiration or termination of the waiting period applicable to the completion of the merger under the Hart-Scott-Rodino Act.

    At any time before the merger, to the extent legally allowed, the board of directors of Abbott or ALZA may waive compliance with any of the conditions contained in the merger agreement without the approval of Abbott shareholders or ALZA stockholders. As of the date of this proxy statement/prospectus, neither Abbott nor ALZA expects that any condition will be waived.

    The approval of the merger by Abbott's shareholders is not required, and Abbott is not seeking the approval of the merger from its shareholders.

TERMINATION OF THE MERGER AGREEMENT

    Abbott and ALZA can agree to terminate the merger agreement at any time without completing the merger, even if ALZA's stockholders have approved it.

    Also, either Abbott or ALZA can, without the consent of the other, terminate the merger agreement if:

    - the merger is not completed by December 31, 1999 or, under some circumstances relating to obtaining governmental approvals of the merger, March 31, 2000, unless the failure to complete the merger is due to a violation of the merger agreement by the party that wants to terminate the merger agreement;

    - ALZA's stockholders do not adopt the merger agreement and do not approve the merger at the meeting;

    - a court or regulatory agency has prohibited the merger and no appeal is possible; or

    - the other party materially breaches the merger agreement, and cannot or does not correct the breach before December 31, 1999 or, under some circumstances relating to obtaining governmental approvals of the merger, March 31, 2000.

    In addition, ALZA can terminate the merger agreement before the meeting if ALZA's board of directors receives and approves a superior proposal from another party; provided that ALZA gives Abbott an opportunity to match or better the other party's proposal.

    Finally, Abbott can terminate the merger agreement if ALZA's board of directors:

    - withdraws, adversely modifies or changes its recommendation in favor of the merger agreement in response to an acquisition proposal from another party;

    - fails to reconfirm its recommendation of the merger agreement within 15 days after a written request by Abbott to do so in response to an acquisition proposal from another party; or

    - approves or recommends a superior proposal from another party.

TERMINATION FEE

    ALZA must pay Abbott a fee of $210 million in cash if the merger agreement is terminated under any of the following circumstances:

    - if all of the following occur:

      (1) another party makes an acquisition proposal;

      (2) ALZA's board of directors does not withdraw, adversely modify or change its recommendation in favor of the merger agreement with Abbott;

      (3) ALZA's stockholders do not adopt the merger agreement with Abbott and do not approve the merger at the meeting;

      (4) either Abbott or ALZA terminates the merger agreement with Abbott; and
      (5) within 12 months of the termination of the merger agreement with Abbott, ALZA enters into an agreement with any other party to accept an acquisition proposal or an acquisition of ALZA is completed; or

    - if all of the following occur:

      (1) another party makes an acquisition proposal;

      (2) ALZA's board of directors withdraws, adversely modifies or changes its recommendation in favor of the merger agreement with Abbott;

      (3) ALZA's stockholders do not adopt the merger agreement with Abbott and do not approve the merger at the meeting; and

      (4) either Abbott or ALZA terminates the merger agreement with Abbott; or

    - if ALZA terminates the merger agreement before the meeting because ALZA's board of directors receives and approves a superior proposal from another party; or

    - if Abbott terminates the merger agreement because:

      (1) ALZA's board of directors withdraws, adversely modifies or changes its recommendation in favor of the merger agreement with Abbott as a result of an acquisition proposal from another party;

      (2) ALZA's board of directors fails to reconfirm its recommendation in favor of the merger agreement with Abbott within 15 days after a written request by Abbott to do so in response to an acquisition proposal;

      (3) ALZA's board of directors recommends a superior proposal from another party; or

      (4) there has been a material breach by ALZA of its obligation not to solicit, encourage or engage in negotiations regarding an alternative acquisition proposal.

NON-SOLICITATION OF COMPETING PROPOSALS

    The merger agreement generally restricts ALZA's ability to initiate, solicit, encourage or otherwise facilitate any competing merger or acquisition inquiries, proposals or offers; however, ALZA may respond to unsolicited offers as required by the fiduciary duties of ALZA's board of directors.

MODIFYING OR AMENDING THE MERGER AGREEMENT

    Abbott and ALZA can modify or amend the merger agreement, whether before or after the meeting, if they both agree to do so. Each can waive its right to require the other to comply with the merger agreement, where the law allows.

EXPENSES

    Abbott and ALZA will each pay its own expenses in connection with the merger and the related transactions, except that Abbott and ALZA will evenly divide the costs and expenses that they incur in printing and mailing this proxy statement/prospectus, and certain regulatory fees.

CO-PROMOTION AGREEMENTS

    Abbott and ALZA entered into two co-promotion agreements that provide that Abbott will assist ALZA in promoting Ditropan XL-Registered Trademark- in the United States. Under one of the co-promotion agreements, co-promotion activities began shortly after the signing of that co-promotion agreement and will continue for an initial period of 90 days and are terminable by either party. Co-promotion activities under the other agreement do not begin until 30 days after the date, if applicable, that the merger agreement is terminated and will continue until June 30, 2004. In addition, both co-promotion agreements provide that ALZA must first offer to Abbott the right to co-promote and/or license OROS-Registered Trademark- Methylphenidate in the United States before offering that right to another party. See "The Merger Agreement and the Merger-- Co-Promotion Agreements."

SELECTED HISTORICAL FINANCIAL INFORMATION OF ABBOTT

    Abbott is providing the following information to aid you in your analysis of the financial aspects of the merger. Abbott derived this information from audited financial statements for 1994 through 1998 and unaudited financial statements for the six months ended June 30, 1998 and 1999. In the opinion of Abbott, this information reflects all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial condition for the six months ended June 30, 1998 and 1999. Results for interim periods should not be considered indicative of results for any other periods or for the year. This information is only a summary and you should read it in conjunction with Abbott's historical financial statements and related notes and the section titled "Financial Review" contained in Abbott's annual reports, quarterly reports and other information on file with the Securities and Exchange Commission and incorporated by reference in this proxy statement/prospectus. See "Additional Information--Where You Can Find More Information."

                                                           ABBOTT LABORATORIES
                             -------------------------------------------------------------------------------
                               SIX MONTHS ENDED
                                   JUNE 30,                         YEAR ENDED DECEMBER 31,
                             --------------------  ---------------------------------------------------------
                               1999       1998        1998        1997        1996        1995       1994
                             ---------  ---------  ----------  ----------  ----------  ----------  ---------
                                                  (IN MILLIONS, EXCEPT PER SHARE DATA)
HISTORICAL CONSOLIDATED
  STATEMENT OF OPERATIONS
  DATA:
Net sales..................  $ 6,542.2  $ 6,111.7  $ 12,477.8  $ 11,883.5  $ 11,013.5  $ 10,012.2  $ 9,156.0
Net earnings...............    1,309.2    1,175.2     2,333.2     2,094.5     1,882.0     1,688.7    1,516.7
Earnings per share--
  diluted..................  $    0.85  $    0.76  $     1.51  $     1.34  $     1.19  $     1.05  $    0.92
Weighted average shares and
  assumed
  conversions--diluted.....    1,541.8    1,547.6     1,545.7     1,561.5     1,580.6     1,607.3    1,639.8

                                                                           DECEMBER 31,
                                          JUNE 30,   --------------------------------------------------------
                                            1999        1998        1997        1996       1995       1994
                                         ----------  ----------  ----------  ----------  ---------  ---------
                                                                    (IN MILLIONS)
HISTORICAL CONSOLIDATED BALANCE SHEET
  DATA:
Working capital........................  $  1,376.8  $    591.0  $      3.7  $    137.2  $   436.4  $   400.5
Total assets...........................    13,145.1    13,216.2    12,061.1    11,125.6    9,412.6    8,523.7
Total long-term debt...................     1,337.6     1,339.7       938.0       932.9      435.2      287.1
Total shareholders' investment.........     6,439.3     5,713.7     4,998.7     4,820.2    4,396.8    4,049.4

SELECTED HISTORICAL FINANCIAL INFORMATION OF ALZA

    ALZA is providing the following information to aid you in your analysis of the financial aspects of the merger. ALZA derived this information from audited financial statements for 1994 through 1998 and unaudited financial statements for the six months ended June 30, 1998 and 1999. In the opinion of ALZA, this information reflects all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial condition for the six months ended June 30, 1998 and 1999. Results for interim periods should not be considered indicative of results for any other periods or for the year. This information is only a summary and you should read it in conjunction with ALZA's historical financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in ALZA's annual reports, quarterly reports and other information on file with the Securities and Exchange Commission and incorporated by reference in this proxy statement/prospectus. See "Additional Information--Where You Can Find More Information."

                                                             ALZA CORPORATION
                                     -----------------------------------------------------------------
                                     SIX MONTHS ENDED
                                         JUNE 30,                  YEAR ENDED DECEMBER 31,
                                     ----------------  -----------------------------------------------
                                      1999      1998    1998      1997           1996    1995    1994
                                     ------    ------  ------  -----------      ------  ------  ------
                                                   (IN MILLIONS, EXCEPT PER SHARE DATA)
HISTORICAL CONSOLIDATED STATEMENT
  OF OPERATIONS DATA:
Total revenues.....................  $380.7    $301.8  $646.9  $     504.4      $446.1  $326.6  $265.0
Net income (loss)..................    37.9(1)   55.9   108.3       (275.2)(2)    82.1    52.2    38.5
Earnings (loss) per
  share--diluted...................  $ 0.37(1) $ 0.56  $ 1.07  $     (2.83)(2)  $ 0.84  $ 0.56  $ 0.43
Weighted average shares and assumed
  conversions--diluted.............   102.9     100.7   101.5         97.3        97.4    93.3    90.3

                                                                                 DECEMBER 31,
                                                 JUNE 30,    -----------------------------------------------------
                                                   1999        1998       1997       1996       1995       1994
                                                -----------  ---------  ---------  ---------  ---------  ---------
                                                                          (IN MILLIONS)
HISTORICAL CONSOLIDATED BALANCE SHEET DATA:
Working capital...............................   $   328.0   $   297.1  $   276.9  $   533.4  $   319.0  $   215.3
Total assets..................................     1,729.9     1,666.6    1,450.7    1,698.6    1,018.0      834.1
Convertible debentures(3).....................       933.6       922.6      902.6      882.3      362.9      344.6
Total long-term debt..........................       973.4       966.1      932.2      893.2      363.0      345.5
Total stockholders' equity....................       597.1       531.9      366.3      670.9      527.2      385.0

------------------------

(1) Includes a charge of $32.6 related to ALZA's acquisition of SEQUUS, less a tax benefit of $7.8. Net income and diluted earnings per share before such charge would have been $62.7 and $0.61, respectively.

(2) Reflects a total of $368.7 (or $3.77 per historical ALZA share, diluted) of charges, including a $247.0 charge and $8.0 of interest expense related to ALZA's distribution of shares of Crescendo class A common stock, $108.5 for acquired in-process research and development, an asset write-down of $11.5 and costs of $1.8 related to a workforce reduction, less a tax benefit of $8.1. Before such charges, historical net income and earnings per share would have been $93.4 and $0.94, respectively.

(3) Included in total long-term debt.

PRO FORMA FINANCIAL INFORMATION OF ABBOTT

    The following describes the pro forma effect of the merger on (1) Abbott's unaudited income statements for the six months ended June 30, 1998 and 1999 and the years ended December 31, 1996, 1997 and 1998 and (2) its unaudited balance sheet as of June 30, 1999 and December 31, 1996, 1997 and 1998, based on the historical consolidated financial statements of Abbott and ALZA.

    The unaudited pro forma financial information and the accompanying notes should be read in conjunction with the historical financial information and related notes of Abbott and ALZA, incorporated by reference in this proxy statement/prospectus.

    The unaudited pro forma consolidated financial information is provided for informational purposes only and does not purport to represent what Abbott's financial position and results of operations would actually have been had the merger and other pro forma adjustments in fact occurred at the dates indicated.

    The unaudited pro forma consolidated statement of operations data and consolidated balance sheet data of Abbott illustrate the estimated effects of the merger as if that transaction had occurred at the beginning of the periods presented and end of the periods presented, respectively.

    Management of Abbott and ALZA have concluded that this merger qualifies as a pooling-of-interests business combination for accounting purposes. Under this method of accounting, the recorded historical cost basis of the assets and liabilities of Abbott and ALZA will be carried forward to the operations of the combined company at their historical recorded amounts. Results of operations of the combined company will include income of Abbott and ALZA for the entire fiscal period in which the combination occurs, and the historical results of operations of the separate companies for fiscal years prior to the merger will be combined and reported as the results of operations of the combined company. No adjustments have been made to the unaudited condensed pro forma financial statement data of Abbott and ALZA to conform the accounting policies of the combined company as the nature and amounts of such adjustments are not expected to be significant.

    Some of the conditions to be met for pooling-of-interests accounting cannot be fully assessed until the passage of specified periods of time after the effective time of the merger, as certain of the conditions for pooling-of-interests accounting address transactions occurring within these specified periods of time. Certain events, including certain transactions in Abbott common shares or ALZA common stock by affiliates of Abbott and ALZA, respectively, could prevent the merger from qualifying as a pooling-of-interests for accounting purposes.

    Because ALZA is not considered a "significant subsidiary" of Abbott for purposes of the Securities and Exchange Commission's accounting rules, unaudited pro forma combined financial statements that give effect to the merger using the pooling-of-interests accounting method are not presented in this proxy statement/prospectus.

                                                                    ABBOTT LABORATORIES
                                                  --------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                        JUNE 30,             YEAR ENDED DECEMBER 31,
                                                  --------------------  ----------------------------------
                                                    1999       1998        1998        1997        1996
                                                  ---------  ---------  ----------  ----------  ----------
                                                            (IN MILLIONS, EXCEPT PER SHARE DATA)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
  DATA:
Net sales.......................................  $ 6,922.9  $ 6,413.5  $ 13,124.7  $ 12,387.9  $ 11,459.6
Net earnings....................................    1,347.1(1)   1,231.1    2,441.5    1,819.3(2)    1,964.1
Earnings per share--diluted.....................       0.80(1)      0.73       1.46       1.08(2)       1.15
Weighted average shares and assumed
  conversions--diluted..........................    1,695.3    1,701.4     1,697.6     1,711.1     1,728.0

                                                                                       DECEMBER 31,
                                                                 JUNE 30,   ----------------------------------
                                                                   1999        1998        1997        1996
                                                                ----------  ----------  ----------  ----------
                                                                                (IN MILLIONS)
PRO FORMA CONSOLIDATED BALANCE SHEET DATA:
Working capital...............................................  $  1,704.8  $    888.1  $    280.6  $    670.6
Total assets..................................................    14,875.0    14,882.8    13,511.8    12,824.2
Total long-term debt..........................................     2,311.0     2,305.8     1,870.2     1,826.1
Total shareholders' investment................................     7,036.4     6,245.6     5,365.0     5,491.1

------------------------

(1) Includes a charge of $32.6 related to ALZA's acquisition of SEQUUS, less a tax benefit of $7.8. Net earnings and diluted earnings per share before such charge would have been $1,371.9 and $0.82, respectively.

(2) Reflects a total of $368.7 (or $0.22 per pro forma Abbott share, diluted) of charges, including a $247.0 charge and $8.0 of interest expense related to ALZA's distribution of shares of Crescendo class A common stock, $108.5 for acquired in-process research and development, an asset write-down by ALZA of $11.5 and costs of $1.8 related to an ALZA workforce reduction, less a tax benefit of $8.1. Before such charges, diluted pro forma net earnings and diluted pro forma earnings per share would have been $2,188.0 and $1.30, respectively.

                                  RISK FACTORS

    IN ADDITION TO THE OTHER INFORMATION INCLUDED IN THIS PROXY STATEMENT/PROSPECTUS, YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN DETERMINING WHETHER TO VOTE TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER. THESE MATTERS SHOULD BE CONSIDERED IN ADDITION TO THE OTHER INFORMATION INCLUDED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS.

YOU WILL RECEIVE 1.2 ABBOTT COMMON SHARES DESPITE CHANGES IN MARKET VALUE OF
  ABBOTT COMMON SHARES OR ALZA COMMON STOCK.

    Upon completion of the merger, each share of ALZA common stock will be exchanged for 1.2 Abbott common shares. Although this exchange ratio reflected a premium to be paid to holders of ALZA common stock as of June 21, 1999, the business day that Abbott and ALZA announced the terms of the merger, the market value of a share of ALZA common stock could be equal to or greater than the market value of 1.2 Abbott common shares at the effective time of the merger. The exchange ratio will not be adjusted for changes in the market price of either ALZA common stock or Abbott common shares.

FAILURE TO QUALIFY FOR POOLING-OF-INTERESTS ACCOUNTING TREATMENT MAY IMPACT
  REPORTED OPERATING RESULTS.

    If, after completion of the merger, the merger no longer qualifies for pooling-of-interests accounting treatment, the purchase method of accounting will apply. Under that method, the estimated fair value of Abbott common shares issued in the merger would be recorded as the cost of acquiring the business of ALZA. That cost would be allocated to the individual assets acquired and liabilities assumed according to their respective fair values, with the excess of the estimated fair value of Abbott common shares over the fair value of net assets acquired recorded as goodwill, to be amortized over a period of from 10 to 20 years.

    Purchase accounting treatment would have a material adverse effect on the reported operating results of Abbott as compared to pooling-of-interests accounting treatment because of required charges to Abbott's earnings for in-process research and development and amortization of goodwill required by the purchase accounting treatment.

THE INTEGRATION OF ALZA INTO ABBOTT MAY BE DIFFICULT AND EXPENSIVE TO ACHIEVE.

    The merger will present challenges to management, including the integration of the operations, technologies and personnel of Abbott and ALZA, and special risks, including possible unanticipated liabilities, unanticipated costs and diversion of management attention.

    Abbott may not be able to successfully integrate or profitably manage ALZA's businesses. In addition, following the merger, ALZA's businesses may not achieve sales levels, profitability or cost savings that justify the investment made and the acquisition may not be accretive to earnings in any future periods.

BECAUSE ABBOTT CONDUCTS A GREATER AMOUNT OF BUSINESS IN MORE FOREIGN COUNTRIES
  THAN ALZA, ABBOTT'S INTERNATIONAL OPERATIONS ARE SUBJECT TO MORE FOREIGN REGULATION AND GREATER ECONOMIC RISK.

    Abbott derives a greater percentage of its total revenue from foreign operations as compared to ALZA. Abbott also conducts operations in more foreign countries than ALZA. As a result, Abbott's financial condition and results of operations are more likely to be affected adversely by foreign regulation and economic risks, including:

    - price and currency exchange controls;

    - changes in currency exchange rates;

    - limitations on foreign participation in local enterprises; and

    - expropriation, nationalization and other governmental action.

ALZA'S CLIENT BUSINESS COULD BE ADVERSELY AFFECTED BY THE MERGER.

    A significant portion of ALZA's business involves developing products incorporating ALZA's drug delivery technologies for commercialization by pharmaceutical company clients. It is possible that after the merger pharmaceutical companies may be less likely to enter into such relationships, or may terminate existing relationships, with the combined company for competitive reasons due to its size and the scope of its commercial operations, and as a result, client business could be impaired.

EXPENSES RESULTING FROM THE MERGER WILL BE SUBSTANTIAL AND MAY AFFECT ABBOTT'S
  RESULTS OF OPERATIONS.

    Abbott and ALZA estimate they will incur combined aggregate direct transaction costs of approximately $45 million associated with the merger, consisting of transaction fees for investment bankers, attorneys, accountants and other related costs. These one-time transaction costs will be charged to operations upon completion of the merger. It is expected that following the merger, the combined company will incur additional one-time expenses, currently estimated to be approximately $55 million. There can be no assurance that the combined company will not incur additional charges to reflect costs associated with the merger.

                                 THE COMPANIES

ABBOTT LABORATORIES

    Abbott Laboratories is an Illinois corporation incorporated in 1900. Abbott's principal business is the discovery, development, manufacture and sale of a broad and diversified line of health care products and services.

    Abbott has six revenue segments:

       (1) Pharmaceutical Products--includes a broad line of adult and pediatric pharmaceuticals which are sold primarily on the prescription or recommendation of physicians.

       (2) Diagnostic Products--includes diagnostic systems and tests for blood banks, hospitals, commercial laboratories, alternate-care testing sites and consumers.

       (3) Hospital Products--includes drugs and drug delivery systems, perioperative and intensive care products, cardiovascular products, renal products, oncology products, intravenous and irrigation solutions, related manual and electronic administration equipment and diagnostic imaging products for hospitals and alternate-care sites.

       (4) Ross Products--includes a broad line of adult and pediatric nutritionals. These products are sold primarily on the recommendation of physicians or other health care professionals. The segment also includes specialty pharmaceuticals and consumer products.

       (5) International--includes a broad line of hospital, pharmaceutical and adult and pediatric nutritional products marketed and primarily manufactured outside the United States. These products are sold primarily on the prescription or recommendation of physicians and other health care professionals. This segment also includes consumer products.

       (6) Chemical and Agricultural Products--includes agricultural and chemical products, bulk pharmaceuticals and animal health products.

    Abbott also has a 50 percent owned joint venture, TAP Holdings Inc. TAP and its subsidiary develop and market pharmaceutical products in the United States. TAP's products are generally sold directly to physicians, retailers, wholesalers, health care facilities and government agencies.

    Abbott purchases, in the ordinary course of business, necessary raw materials and supplies essential to its operations from numerous suppliers worldwide. Abbott markets products in approximately 130 countries through affiliates and distributors. Most of Abbott's products are sold both in the United States and internationally. Abbott employs approximately 56,000 persons in its various offices, plants and facilities located throughout North America, South America, Europe, Africa, Asia and Australia.

    Additional information concerning Abbott and its subsidiaries is included in the Abbott documents filed with the Securities and Exchange Commission and incorporated in this proxy statement/prospectus by reference. See "Additional Information--Where You Can Find More Information."

ACQUISITION OF PERCLOSE INC.

    On July 8, 1999, Abbott announced that it had signed a definitive agreement to acquire Perclose, Inc., a leading arterial closure device manufacturer, for approximately $680 million in Abbott common shares. For the year ended March 31, 1999, Perclose reported net revenue of approximately $43.3 million and net income of approximately $5.5 million. The transaction is designed to provide Perclose stockholders with Abbott common shares with a market value of $54.00 for each share of Perclose common stock. The closing of the transaction is subject to a number of conditions, including regulatory approval and the approval of Perclose's stockholders. The transaction is intended to receive pooling-of-interests accounting treatment and is expected be completed by the end of 1999. The transaction may not, however, be completed by that time.

ALZA CORPORATION

    ALZA is a research-based pharmaceutical company with leading drug delivery technologies. ALZA applies its technologies to develop pharmaceutical products with enhanced therapeutic value for its own portfolio and for many of the world's leading pharmaceutical companies. ALZA's sales and marketing efforts are currently focused on the urology and oncology fields of medicine.

    Until approximately 1993, ALZA's business consisted almost exclusively of product development activities undertaken pursuant to joint development and commercialization agreements with large pharmaceutical companies. Among the ALZA-developed products commercialized to date by client companies under these arrangements are Procardia XL-Registered Trademark-/Adalat
CR-Registered Trademark- (nifedipine) for the treatment of angina and hypertension, Transderm-Nitro-Registered Trademark- (nitroglycerin transdermal system) for the prevention and treatment of angina, Duragesic-Registered Trademark- (fentanyl transdermal system) for treatment of certain patients with chronic pain, NicoDerm-Registered Trademark-CQ-Registered Trademark- (nicotine transdermal system) for use as an aid in smoking cessation, and Glucotrol XL-Registered Trademark- (glipizide) for the treatment of Type II diabetes.

    Beginning in 1993, ALZA embarked on a new strategy to become a fully-integrated commercial pharmaceutical company. Although ALZA has continued its traditional product development arrangements with client companies, and currently has products in development with a number of major pharmaceutical companies, ALZA has expanded its commercialization capabilities and activities, with significant expansion in 1997 and 1998. ALZA Pharmaceuticals now markets and promotes 15 urology and oncology products. At December 31, 1998, ALZA Pharmaceuticals had a specialty United States oncology sales organization of approximately 75 sales professionals, and a sales organization of over 300 United States sales professionals, plus 12 in Canada, promoting its urology products to urologists and other specialists, as well as primary care physicians. In addition, ALZA's Ditropan-Registered Trademark- XL (oxybutynin chloride) product, launched in the United States on February 1, 1999, is co-promoted to general practitioners by approximately 350 sales professionals from UCB Pharma, Inc. and by approximately 300 sales professionals from Abbott.

    Additional information concerning ALZA and its subsidiaries is included in the ALZA documents filed with the Securities and Exchange Commission and incorporated in this proxy statement/prospectus by reference. See "Additional Information--Where You Can Find More Information."

ACQUISITION OF SEQUUS PHARMACEUTICALS, INC.

    On March 16, 1999, ALZA completed its merger with SEQUUS Pharmaceuticals, Inc., an integrated pharmaceutical company engaged in the development of therapies for cancer and other diseases utilizing advanced drug delivery technologies. This transaction was accounted for under the pooling-of-interests method of accounting. All historical information related to ALZA reported in, or incorporated by reference into, this proxy statement/prospectus includes the results of SEQUUS for all periods presented.

                                  THE MEETING

PURPOSE OF THE MEETING

    At the meeting, you will be asked to consider and vote upon:

       - a proposal to adopt the merger agreement and approve the merger; and

       - such other business related to matters incidental to the approval of the merger as may properly be brought before the meeting.

    ALZA's board of directors is not aware, as of the date of this proxy statement/prospectus, of any other matters that may properly come before the meeting. If any such other matters properly come before the meeting, or at a subsequent meeting following any adjournment or postponement of the meeting, the persons named in ALZA's proxy intend to vote proxies in accordance with their discretion on any such matters and, unless other instructions are given, ALZA's proxy will give such persons the power to do so.

    ALZA's board of directors carefully reviewed and considered the terms and conditions of the merger and concluded that the merger is in the best interests of ALZA and its stockholders. Accordingly, by a unanimous vote, ALZA's board of directors has approved the merger and determined its advisability, and recommends that you vote to adopt the merger agreement and approve the merger.

DATE, TIME AND PLACE; RECORD DATE

    The meeting of ALZA's stockholders will take place on Tuesday, September 21, 1999 at 9:00 a.m. Pacific time, at 1900 Charleston Road, Mountain View, California. The record date to determine who is entitled to vote at the meeting is Monday, August 16, 1999. Only holders of record of ALZA common stock at the close of business on the record date will be entitled to notice of, and to vote at, the meeting. A complete list of stockholders as of the record date will be available for inspection at ALZA's offices in Palo Alto, California, during normal business hours upon written demand by you or your agent or attorney beginning two business days after the date of this notice and continuing through the meeting. You or your agent or attorney may, upon written notice and subject to Section 220 of the Delaware General Corporation Law, copy the list of stockholders during regular business hours during the inspection period at your expense. If your ALZA common stock is registered in the name of a brokerage firm or trustee and you plan to attend the meeting, you must obtain from the firm or trustee a letter, account statement or other evidence of your beneficial ownership of those shares of ALZA common stock in order to be admitted to the meeting. As of August 11, 1999, a total of 101,686,193 shares of ALZA common stock were issued and outstanding.

    The meeting may be adjourned or postponed to another date or place for proper purposes, including, without limitation, for the purpose of soliciting additional proxies. Unless revoked, proxies will remain valid following such adjournment or postponement.

YOUR VOTING RIGHTS

    Each stockholder of record on the record date is entitled to one vote for each share of ALZA common stock held on each matter submitted to a vote at the meeting. A majority of the outstanding shares of ALZA common stock represented in person, or by proxy, constitutes a quorum for consideration of such matters at the meeting. If a quorum is present at the meeting, the affirmative vote of at least a majority of the outstanding shares of ALZA common stock is required to adopt the merger agreement and approve the merger. Abstentions will, therefore, have the effect of votes against the merger.

GIVING AND REVOKING YOUR PROXY; COSTS OF SOLICITATION

    Any holder of shares of ALZA common stock may vote such stockholder's shares either in person or by duly authorized proxy. The giving of a proxy by an ALZA stockholder will not affect the stockholder's right to vote such shares if the stockholder attends the meeting and desires to vote in person. Prior to the voting of a proxy, the proxy may be revoked by the stockholder by delivering written notice of revocation to the Secretary of ALZA, by executing a subsequently dated proxy or by voting in person at the meeting. Attendance at the meeting will not by itself constitute revocation of a proxy. All shares represented by effective proxies on the enclosed form of proxy received by ALZA will be voted at the meeting in accordance with the terms of the proxies. If no instructions are given, the proxies will be voted FOR the adoption of the merger agreement and the approval of the merger.

    In addition to soliciting proxies by mail, officers, directors and employees of ALZA, without receiving any additional compensation, may solicit proxies by telephone, fax, in person or by other means. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of ALZA common stock held of record by those persons, and ALZA will reimburse the brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. ALZA has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at an estimated cost of $15,000.

NO APPRAISAL RIGHTS

    Under Delaware law, holders of ALZA common stock are not entitled to dissenters' or appraisal rights in connection with the merger.

                      THE MERGER AGREEMENT AND THE MERGER

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS OF THE MERGER AGREEMENT AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT. A COPY OF THE MERGER AGREEMENT IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED IN THIS PROXY STATEMENT/PROSPECTUS BY REFERENCE. YOU SHOULD READ THE MERGER AGREEMENT BECAUSE IT, AND NOT THIS PROXY STATEMENT/PROSPECTUS, IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

GENERAL DESCRIPTION OF THE MERGER

    The merger agreement provides that, at the effective time of the merger, AC Merger Sub Inc., a wholly owned subsidiary of Abbott, will merge with and into ALZA, with ALZA continuing in existence as the surviving corporation. Each share of ALZA common stock issued and outstanding at the effective time of the merger, other than shares owned by Abbott, ALZA or any direct or indirect subsidiary of Abbott or ALZA, which will be canceled in the merger, will be converted into 1.2 Abbott common shares. Upon completion of the merger, ALZA will be a wholly owned subsidiary of Abbott and market trading of ALZA common stock will cease.

BACKGROUND OF THE MERGER

    On May 12, 1999, Mr. Miles White, Abbott's Chief Executive Officer, called Dr. Ernest Mario, ALZA's Chief Executive Officer, proposing that the two of them, together with Mr. Arthur Higgins, Senior Vice President, Pharmaceutical Operations of Abbott, meet. Mr. White indicated that he would like to explore the possibility of a business combination at the meeting. A meeting was scheduled for May 20, 1999.

    On May 20, 1999, Dr. Mario met with Mr. White and Mr. Higgins. At the meeting, they discussed the possibility of a business combination between Abbott and ALZA and whether a business combination would provide strategic and financial value to the stockholders of each company.

    On May 21, 1999, ALZA's board of directors held a telephone meeting during which Dr. Mario briefed ALZA's board of directors on his meeting with Mr. White and Mr. Higgins. Dr. Mario provided the directors with an overview of Abbott's business and operations and a preliminary review of possible benefits that could result from a business combination. A representative of Chase Securities and members of senior management of ALZA participated in the meeting. ALZA's board of directors authorized ALZA's management to pursue further discussions regarding a business combination with Abbott and to engage legal and financial advisors to assist ALZA with the potential business combination.

    Thereafter, ALZA's senior management retained Chase Securities and Merrill Lynch to provide financial advisory services to ALZA regarding the proposed business combination with Abbott. ALZA's senior management also engaged Heller Ehrman White & McAuliffe and Skadden Arps Slate Meagher & Flom LLP as co-counsel to represent ALZA in the proposed business combination.

    On May 24, 1999, ALZA and Abbott entered into mutual confidentiality and standstill agreements, which also provided for a 45-day period of exclusive negotiations between ALZA and Abbott, subject to either party's right to terminate such exclusivity period on seven days notice after June 8, 1999.

    On May 27, 1999, senior management of ALZA and Abbott each began due diligence reviews of the other's business.

    On June 5 and 6, 1999, Dr. Mario and Mr. White held telephone discussions to further review matters relating to the proposed business combination, including additional information requirements.

    On June 11, 1999, Abbott held a regularly scheduled meeting of its board of directors at which Abbott's senior management reviewed the possibility of a business combination with ALZA, and Abbott's board of directors authorized Abbott's senior management to continue to pursue a possible business combination with ALZA.

    On June 12, 1999, Dr. Mario and Mr. White again held telephone discussions regarding the proposed business combination, including possible financial terms of the proposed business combination.

    On June 14, 1999, Abbott and its advisors and ALZA and its advisors continued due diligence reviews of one another's business. Also on June 14, 1999, a draft of the merger agreement was circulated to senior management and the advisors of each company who reviewed and negotiated the exchange ratio and other terms of the merger agreement on June 15 through June 19, 1999. During this period, they also negotiated the terms of two co-promotion agreements between Abbott and ALZA.

    At a meeting of ALZA's board of directors held on June 19, 1999, ALZA's senior management made presentations regarding the proposed business combination and the status of the negotiations and discussions about the merger agreement and the other arrangements. At the same meeting Chase Securities, Merrill Lynch, Skadden Arps, Heller Ehrman and ALZA's independent auditors, Ernst & Young, made presentations to ALZA's board of directors regarding the proposed business combination. After discussion, ALZA's board of directors directed ALZA's senior management and ALZA's advisors to continue the negotiations with Abbott. Further negotiations occurred on June 19, 20 and 21, 1999.

    At a telephonic meeting of ALZA's board of directors held on June 21, 1999, ALZA's senior management made further presentations regarding the proposed business combination and the status of the negotiations and discussions about the merger agreement and the other arrangements. At that meeting Chase Securities and Merrill Lynch delivered their respective opinions to ALZA's board of directors that the exchange ratio was fair, from a financial point of view, to ALZA's stockholders. After further review and discussion, ALZA's board of directors unanimously approved the merger agreement and determined its advisability, approved the other arrangements and authorized senior management of ALZA to execute and deliver to Abbott the merger agreement and the co-promotion agreements. Simultaneously, Abbott's board of directors held a telephonic meeting at which Abbott's board of directors considered the merger and authorized the execution and delivery of the merger agreement and the co-promotion agreements.

    The definitive merger agreement was executed on behalf of ALZA, Abbott and AC Merger Sub on June 21, 1999 and the parties issued a joint press release announcing the merger agreement.

MERGER-RELATED LITIGATION

    On June 22, 1999, a purported class action lawsuit was filed in the Superior Court of the State of California, County of Santa Clara, against ALZA and all of the current members of its Board of Directors. The action is captioned LISA FRUCHTER V. ALZA CORPORATION, ET AL., No. CV 782725 (Santa Clara County, California, Superior Court). The complaint alleges that ALZA and its directors breached fiduciary duties owed to ALZA's stockholders when they permitted ALZA to enter into the merger agreement with Abbott. In general, the complaint alleges that the exchange ratio of 1.2 is inadequate and further alleges that ALZA's board of directors had an obligation to place ALZA up for auction when it entered into the merger agreement. The allegations purport to be based on California law. The action seeks both an injunction to prevent the merger and damages in the event that the merger is completed. ALZA believes the complaint to be without merit and intends to defend the action vigorously. This action, however, may not be finally resolved, or resolved on terms favorable to Abbott and ALZA, before the merger is completed or at all.

REASONS FOR THE MERGER; RECOMMENDATION OF ALZA'S BOARD OF DIRECTORS

ALZA'S REASONS FOR THE MERGER

    In the course of reaching its decision to approve the merger agreement, ALZA's board of directors considered and reviewed with ALZA's senior management and outside advisors a number of factors relevant to the merger, including the strategic overview and business plans of ALZA, its financial position, its products and research and development portfolio, and its commercial operations. ALZA's board of directors also considered, among other matters:

    - ALZA's board of directors' view that Abbott will provide greater levels of capital and other resources, including access to drugs in Abbott's development pipeline, to pursue research and product development programs and to expand ALZA's leadership role in drug delivery technologies;

    - ALZA's board of directors' view that Abbott's strengths in world-wide product registration, marketing and distribution will complement ALZA's strengths in developing products using advanced drug delivery technologies and in manufacturing such products, which should allow the combined company to more effectively develop, market and distribute new products on a worldwide basis;

    - ALZA's board of directors' view that Abbott's marketing strength in the medical fields of urology, neuroscience and pediatrics, and its commitment to developing an oncology franchise, complement ALZA's areas of therapeutic focus, and that the combined entity would provide a larger and more effective marketing organization with a more comprehensive portfolio of products in these medical fields than ALZA would have as a stand-alone company;

    - ALZA's board of directors' view that as a result of the merger, ALZA's stockholders will hold interests in a more diversified entity, with business and revenues not only from a broad-based pharmaceutical products business, but also from nutritional, diagnostic and hospital products businesses;

    - ALZA's board of directors' assessment of ALZA's strategic alternatives and its view that the merger was more attractive than remaining an independent company or attempting to increase ALZA's business by acquiring other companies;

    - information regarding historical market prices and other information with respect to ALZA common stock, and the financial performance and condition, assets, liabilities, business operations and prospects of each of Abbott and ALZA and their projected future values and prospects as separate entities and on a combined basis;

    - the presentations delivered by Chase Securities and Merrill Lynch, and the written fairness opinions of Chase Securities and Merrill Lynch, to the effect that as of the day of the opinions and based on and subject to the matters set forth in their respective fairness opinions, the exchange ratio was fair, from a financial point of view, to ALZA's stockholders;

    - the consideration to be received by ALZA's stockholders in the merger and the fact that the market value of Abbott common shares to be issued in exchange for each share of ALZA stock common stock represented a substantial premium over historical per share prices of ALZA common stock;

    - a comparison of selected recent acquisition and merger transactions in the industry as well as the trading performance for comparable companies in the industry;

    - ALZA's board of directors' belief that the terms of the merger agreement, including the parties' mutual representations, warranties and covenants, are reasonable;

    - the expected tax and accounting treatment of the merger; and

    - reports from ALZA's management and advisors as to the results of their review of Abbott's business.

    ALZA's board of directors also considered a number of potentially negative factors in its deliberations concerning the merger, including, but not limited to:

    - the risk that the benefits sought to be achieved in the merger will not be achieved;

    - the fixed nature of the exchange ratio and the resulting risk that, should there be a decrease in the market value of Abbott common shares, the value of the consideration to be received by ALZA's stockholders in the merger would be reduced;

    - the risks inherent in Abbott's broad-based health care products business, including risks associated with potential changes in the health care industry generally; and

    - the other risks described under "Risk Factors" in this proxy statement/prospectus.

    This summary is not meant to be an exhaustive description of the information and factors considered by ALZA's board of directors but is believed to include all material factors considered. In view of the wide variety of factors considered by ALZA's board of directors it was not possible to quantify or to give relative weights to the various factors. After taking into consideration all of the factors set forth above, and other factors not set forth, ALZA's board of directors unanimously approved the merger and the merger agreement because of ALZA's board of directors' belief that the merger is fair to, and in the best interests of, ALZA and its stockholders.

ABBOTT'S REASONS FOR THE MERGER

    Abbott believes that the combined corporation and its shareholders can benefit from the merger because the proposed merger brings to Abbott:

    - a portfolio of existing pharmaceutical products that Abbott's larger global sales organization can distribute, increasing Abbott's sales and profits;

    - new products that ALZA is developing that Abbott can distribute in the future;

    - additional scientific expertise in drug delivery techniques and methods;
      and

    - strong technology relationships with pharmaceutical industry partners.

RECOMMENDATION OF ALZA'S BOARD OF DIRECTORS

    AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND DECLARED ADVISABLE THE MERGER AGREEMENT, AND RECOMMENDS THAT YOU VOTE TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER AT THE MEETING.

    In considering the recommendation of ALZA's board of directors with respect to the merger agreement and the merger, you should be aware that certain directors and officers of ALZA have certain interests in the merger that are different from, or are in addition to, the interests of ALZA stockholders generally. Please see the section entitled "The Merger Agreement and the Merger-- Interests of ALZA Directors and Officers in the Merger that are Different from Your Interests" of this proxy statement/prospectus.

OPINION OF CHASE SECURITIES INC. TO ALZA'S BOARD OF DIRECTORS

    On June 21, 1999, Chase Securities delivered its written opinion to ALZA's board of directors to the effect that, as of that date, and based upon the assumptions made, matters considered and limits of review set forth in its opinion, the exchange ratio was fair to the holders of ALZA's common stock from a financial point of view.

    A COPY OF CHASE SECURITIES' OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND CERTAIN LIMITATIONS ON THE SCOPE OF REVIEW UNDERTAKEN BY CHASE SECURITIES IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT/PROSPECTUS. ALZA'S STOCKHOLDERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY. CHASE SECURITIES' OPINION WAS PROVIDED FOR THE USE AND BENEFIT OF ALZA'S BOARD OF DIRECTORS IN ITS EVALUATION OF THE MERGER, WAS DIRECTED ONLY TO THE FAIRNESS TO THE HOLDERS OF ALZA'S COMMON STOCK OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY ALZA STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE WITH RESPECT TO THE MERGER. THE SUMMARY OF CHASE SECURITIES' OPINION SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF ITS OPINION ATTACHED AS ANNEX B TO THIS PROXY STATEMENT/PROSPECTUS.

    In arriving at its opinion, Chase Securities, among other things:

       - reviewed the merger agreement;

       - reviewed certain publicly available business and financial information that Chase Securities deemed relevant relating to ALZA and Abbott and the industries in which they operate;

       - reviewed certain internal non-public financial and operating data and forecasts provided to Chase Securities by the management of ALZA relating to the business of ALZA;

       - discussed with members of the senior managements of ALZA and Abbott, ALZA's and Abbott's operations, historical financial statements and future prospects, before and after giving effect to the merger (and, in the case of the future prospects of Abbott, Chase Securities was informed by Abbott to rely on public analysts' estimates as the most reasonable estimates for the purposes of its opinion);

       - compared the financial and operating performance of ALZA and Abbott with publicly available information concerning certain other companies Chase Securities deemed comparable and reviewed the relevant historical stock prices and trading volumes of ALZA common stock and Abbott common shares and certain publicly traded securities of such other companies;

       - reviewed the financial terms of certain recent business combinations and acquisition transactions Chase Securities deemed reasonably comparable to the merger and otherwise relevant to Chase Securities' inquiry; and

       - made such other analyses and examinations as Chase Securities deemed necessary or appropriate.

    Other than as set forth in the fourth bullet point above, in connection with the preparation of Chase Securities' opinion, Chase Securities neither received nor reviewed any non-public information prepared by or relating to Abbott. Chase Securities assumed and relied upon, without assuming any responsibility for verification, the accuracy and completeness of all of the financial and other information provided to, discussed with or reviewed by or for Chase Securities, or publicly available, for purposes of its opinion and further relied upon the assurance of the managements of ALZA and Abbott that they are not aware of any facts that would make such information inaccurate or misleading in any material respect. Chase Securities neither made nor obtained any independent evaluations or appraisals of the assets or liabilities of ALZA or Abbott, nor did Chase Securities conduct a physical inspection of the properties and facilities of ALZA or Abbott. Chase Securities assumed that the financial forecasts provided to it by ALZA and the financial forecast guidance provided to it by Abbott were reasonably determined on bases reflecting the best currently available estimates and judgments of the managements of ALZA and Abbott as to the future financial performance of ALZA or Abbott, as the case may be. Chase Securities expressed no view as to such forecast or projection information or the assumptions on which they were based.

    For purposes of rendering its opinion, Chase Securities assumed that, in all respects material to its analysis, the representations and warranties of each party contained in the merger agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the merger would be satisfied without waiver thereof. Chase Securities further assumed that all material governmental, regulatory or other consents and approvals would be obtained and that, in the course of obtaining any necessary governmental, regulatory or other consents and approvals, or any amendments, modifications or waivers to any documents to which any of ALZA or Abbott was a party, as contemplated by the merger agreement, no restrictions would be imposed or amendments, modifications or waivers made that would have any material adverse effect on the contemplated benefits to ALZA of the merger. Chase Securities further assumed that the merger would be accounted for as a pooling-of-interests under generally accepted accounting principles and that it would qualify as a tax-free reorganization for U.S. federal income tax purposes.

    In connection with the preparation of its opinion, Chase Securities was not authorized by ALZA or ALZA's board of directors to solicit, nor did Chase Securities solicit, third-party indications of interest for the acquisition of all or any part of ALZA. Chase Securities' opinion was necessarily based on market, economic and other conditions as they existed and could be evaluated, as of the date of Chase Securities' opinion. Chase Securities expressed no opinion as to the merits of the underlying decision by ALZA to engage in the merger. In addition, Chase Securities expressed no opinion as to the prices at which ALZA common stock or Abbott common shares would trade following the announcement or the consummation, as the case may be, of the merger.

    The following is a summary of certain financial and comparative analyses performed by Chase Securities in arriving at its opinion.

COMPARABLE PUBLIC COMPANIES ANALYSIS

    Using publicly available information, Chase Securities compared certain financial and operating information and ratios for ALZA with corresponding financial and operating information and ratios for companies in lines of business believed to be generally comparable to those of ALZA in the pharmaceutical industry, as follows:

    - Immunex Corporation

    - Biogen, Inc.

    - Allergan, Inc.

    - Elan Corporation plc

    - Forest Laboratories, Inc.

    - MedImmune, Inc.

    - Watson Pharmaceuticals, Inc.

    - Centocor, Inc.

    - Chiron Corporation

    - Mylan Laboratories, Inc.

    - Teva Pharmaceutical Industries Ltd.

    - Gilead Sciences, Inc.

    - ICOS Corp.

    - IVAX Corp.

    - Jones Pharma Inc.

The analysis indicated that:

    - the ratio of the per share market price of those companies to projected earnings per share ranged from 19.3x to 69.4x for calendar year 1999 with a median of 30.8x, compared to 27.2x for ALZA, and ranged from 15.8x to 71.6x for calendar year 2000 with a median of 23.7x, compared to 21.5x for ALZA; and

    - the ratio of the per share market price of those companies to projected 1999 earnings per share compared to projected five-year total return ranged from approximately 0.7x to 2.6x, compared to approximately 1.2x for ALZA.

    Chase Securities also compared certain financial and operating information and ratios for Abbott with corresponding financial and operating information and ratios for the following nineteen largest pharmaceutical companies in terms of equity market capitalization that were deemed comparable to Abbott:

    - Merck & Co. Inc.

    - Bristol-Myers Squibb Co.

    - Pfizer Inc.

    - Johnson & Johnson Inc.

    - Glaxo Wellcome plc

    - Novartis AG

    - Roche Holdings AG

    - Eli Lilly & Co.

    - SmithKline Beecham plc

    - American Home Products Corporation

    - AstraZeneca

    - Schering-Plough Corporation

    - Warner-Lambert Company

    - Takeda Pharmaceutical Industries Ltd.

    - Aventis Group

    - Amgen Inc.

    - Bayer Corporation

    - Monsanto Co.

    - Pharmacia & Upjohn Inc.

This analysis indicated that:

    - the ratio of the per share market price of those companies to projected earnings per share ranged from 17.8x to 66.2x for calendar year 1999 with a median of 30.5x, compared to 26.2x for Abbott, and ranged from 16.8x to 55.0x for calendar year 2000 with a median of 26.7x, compared to 23.4x for Abbott; and

    - the ratio of the per share market price of those companies to projected 1999 earnings per share compared to projected five-year total return ranged from approximately 1.4x to 3.3x, compared to approximately 2.0x for Abbott.

    Based upon the range of multiples derived from the analysis conducted for the two sets of companies listed above, Chase Securities also calculated the implied exchange ratios by comparing the implied per share equity values of ALZA common stock and Abbott common shares. The analysis yielded the following implied exchange ratios (rounded to the nearest hundredth), in each case compared to the proposed exchange ratio of 1.2:

COMPARISON                                                               IMPLIED EXCHANGE RATIO
----------------------------------------------------------------------  ------------------------
Highest estimated valuation of ALZA common stock to lowest estimated
  valuation of Abbott common shares...................................              1.02x

Lowest estimated valuation of ALZA common stock to lowest estimated
  valuation of Abbott common shares...................................              0.85x

Highest estimated valuation of ALZA common stock to highest estimated
  valuation of Abbott common shares...................................              0.87x

Lowest estimated valuation of ALZA common stock to highest estimated
  valuation of Abbott common shares...................................              0.73x

COMPARABLE TRANSACTIONS ANALYSIS

    Chase Securities reviewed certain publicly available information regarding selected business combinations in the pharmaceutical and health care products industries announced since May 1994. The comparable transactions and the month in which each transaction was announced were as follows:

    - Pharmacia & Upjohn Inc./Sugen, Inc. (June 1999)

    - Gilead Sciences, Inc./NeXstar Pharmaceuticals, Inc. (March 1999)

    - Warner-Lambert Company/Agouron Pharmaceuticals, Inc. (January 1999)

    - ALZA Corporation/SEQUUS Pharmaceuticals, Inc. (October 1998)

    - Cardinal Health Inc./RP Scherer Corporation (May 1998)

    - Elan Corporation plc/Neurex Corporation (April 1998)

    - Hoechst AG/Roussel-Uclaf S.A. (December 1996)

    - Abbott Laboratories/MediSense Inc. (March 1996)

    - Elan Corporation plc/Athena Neurosciences, Inc. (March 1996)

    - Rhone-Poulenc Rorer, Inc./Fisons plc (August 1995)

    - Sandoz AG/GTI Corporation (July 1995)

    - Watson Pharmaceuticals, Inc./Circa Pharmaceuticals Inc. (March 1995)

    - Hoechst AG/Marion Merrell Dow, Inc. (February 1995)

    - Glaxo plc/Wellcome plc (January 1995)

    - American Home Products Corporation/American Cynamid Co. (August 1994)

    - Roche Holding AG/Syntex Corp. (May 1994)

    Based upon a price per Abbott common share of $44.00, which was the closing price per share on June 16, 1999, this analysis indicated that:

    - the transaction value as a percentage premium to the closing prices of the target company's stock the day prior to the announcement of the transaction ranged from approximately 8% to 66% with a mean of 38%, compared to an approximately 31% premium to the closing price per share of ALZA common stock on June 16, 1999, and the percentage premium to the average closing prices of the target company's stock the month prior to the announcement of the transaction ranged from approximately 5% to 86% with a mean of 46%, compared to an approximately 42% premium to the average closing price per share of ALZA common stock for the month ending on June 16, 1999; and

    - the transaction value as a multiple of last-twelve-months revenues ranged from approximately 1.7x to 9.5x with a mean of approximately 4.3x, compared to 9.5x implied by the merger, and the price as a multiple of last-twelve-months earnings per share ranged from 12.9x to 39.0x with a mean of 26.6x, compared to 49.0x implied by the merger, adjusted to exclude non-recurring charges.

    An analysis of twenty-one other selected transactions in which acquirors with equity market capitalizations greater than $25.0 billion acquired targets at values between $1.0 billion and $10.0 billion indicated that:

    - the transaction value as a percentage premium to the closing prices of the target company's stock the day prior to the announcement of the transaction ranged from approximately (4)% to 80% with a mean of approximately 28%; and

    - the percentage premium to the average closing prices of the target company's stock the month prior to the announcement of the transaction ranged from approximately 11% to 71% with a mean of approximately 38%.

RELATIVE DISCOUNTED CASH FLOW ANALYSIS

    Chase Securities performed a discounted cash flow analysis for each of ALZA and Abbott using financial forecasts for ALZA provided by ALZA and financial forecasts for Abbott based on publicly available equity research prepared by Morgan Stanley Dean Witter. Chase Securities calculated a discounted cash flow analysis for ALZA assuming discount rates ranging from 13% to 15%, and terminal multiples of net income in the year 2004 ranging from 24x to 30x, and for Abbott assuming discount rates ranging from 12% to 14%, and terminal multiples of net income in the year 2004 ranging from 28x to 32x. Based upon the estimated valuation ranges of ALZA and Abbott set forth above, Chase Securities calculated an implied exchange ratio of an Abbott common share to a share of

ALZA common stock. The analysis yielded the following implied exchange ratios (rounded to the nearest hundredth), in each case compared to the proposed exchange ratio of 1.2:

COMPARISON                                                               IMPLIED EXCHANGE RATIO
----------------------------------------------------------------------  ------------------------
Highest estimated valuation of ALZA common stock to lowest estimated
  valuation of Abbott common share....................................              1.35x

Lowest estimated valuation of ALZA common stock to lowest estimated
  valuation of Abbott common share....................................              1.01x

Highest estimated valuation of ALZA common stock to highest estimated
  valuation of Abbott common share....................................              1.11x

Lowest estimated valuation of ALZA common stock to highest estimated
  valuation of Abbott common share....................................              0.83x

TRADING RATIO ANALYSIS

    Chase Securities reviewed the per share daily closing market price movements of ALZA common stock and Abbott common shares for the three-year period ending June 16, 1999, and calculated the historical exchange ratios during this period implied by dividing the daily closing prices per share of ALZA common stock by those of Abbott common shares and the average of those historical trading ratios for the one-month, 3-months, 6-months, 1-year and 3-years periods ending June 16, 1999. The analysis resulted in the following average historical trading ratios for the periods indicated (rounded to the nearest hundredth), compared to the proposed exchange ratio of 1.2:

PERIOD                                                                   HIGH       MEAN        LOW
---------------------------------------------------------------------  ---------  ---------  ---------
Last 3 Years.........................................................      1.44x      0.99x      0.63x
Last 1 Year..........................................................      1.20x      0.95x      0.63x
Last 6 Months........................................................      1.20x      0.92x      0.63x
Last 3 Months........................................................      1.05x      0.79x      0.63x
Last 1 Month.........................................................      0.93x      0.82x      0.73x

    Chase Securities also calculated a range of implied exchange ratios by comparing the high and low closing prices per share of ALZA common stock and Abbott common shares during the 52-week period ended June 16, 1999. The analysis yielded the following implied exchange ratios (rounded to the nearest hundredth), in each case compared to the proposed exchange ratio of 1.2:

COMPARISON                                                               IMPLIED EXCHANGE RATIO
----------------------------------------------------------------------  ------------------------
52-week high closing price of ALZA common stock to 52-week low closing
  price of Abbott common shares.......................................              1.52x
52-week low closing price of ALZA common stock to 52-week low closing
  price of Abbott common shares.......................................              0.85x
52-week high closing price of ALZA common stock to 52-week high
  closing price of Abbott common shares...............................              1.05x
52-week low closing price of ALZA common stock to 52-week high closing
  price of Abbott common shares.......................................              0.58x

CONTRIBUTION ANALYSIS

    Chase Securities estimated the contribution of each of ALZA and Abbott to the pro forma combined company with respect to revenue and net income for fiscal years 1999 and 2001 (stand-alone revenues and net income without synergies). The analysis showed that ALZA would contribute approximately:

    - 6% of 1999 estimated revenues,

    - 7% of 1999 estimated net income,

    - 7% of 2001 estimated revenues, and

    - 9% of 2001 estimated net income,

compared to the approximately 9% pro forma ownership of the combined company by ALZA stockholders.

PRO FORMA ANALYSIS

    Chase Securities also analyzed certain pro forma effects resulting from the merger, including the potential impact of the merger on projected earnings per share of Abbott following the merger, based on publicly available earnings per share forecasts as adjusted with guidance provided by Abbott management. Assuming no synergies, this analysis indicated that the merger would be dilutive to Abbott shareholders in years 1999, 2000 and 2001.

    The summary set forth above does not purport to be a complete description of the analyses performed by Chase Securities in arriving at its opinion. Arriving at a fairness opinion is a complex process not necessarily susceptible to partial analysis or summary description. Chase Securities believes that its analyses must be considered as a whole and that selecting portions of analyses and of the factors considered by it, without considering all such factors and analyses, could create a misleading view of the processes underlying its opinion. Chase Securities did not assign relative weights to any of its analyses in preparing its opinion. The matters considered by Chase Securities in its analyses were based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond ALZA's and Abbott's control and involve the application of complex methodologies and educated judgment. Any estimates incorporated in the analyses performed by Chase Securities are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty. None of the comparable companies used in the "Comparable Public Companies Analysis" described above is identical to ALZA or Abbott, and none of the comparable transactions used in the "Comparable Transaction Analysis" described above is identical to the proposed merger. Accordingly, an analysis of publicly traded comparable companies and transactions is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies or company to which they are being compared.

    ALZA's board of directors selected Chase Securities to act as its financial advisor on the basis of Chase Securities' reputation as an internationally recognized investment banking firm with substantial expertise in transactions similar to the merger and because it is familiar with ALZA and its business. As part of its financial advisory business, Chase Securities is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for estate, corporate and other purposes.

    Pursuant to a letter agreement dated June 19, 1999, ALZA has:

       - paid to Chase Securities a nonrefundable retainer of $333,300 upon execution of the letter agreement, such amount to be credited against any fee payable under the last bullet point below;

       - paid to Chase Securities an additional nonrefundable fee of $3,333,000 upon execution of the definitive merger agreement, such amount to be credited against any fee payable under the next bullet point; and

       - agreed to pay to Chase Securities an additional fee equal to 0.22% of the fair market value of the consideration received by holders of ALZA common stock upon consummation of the merger, which fee shall be not less than $9,999,000.

While the exact amount of the fee payable to Chase Securities under the last bullet point will not be ascertainable until the closing of the merger, based upon the closing price per Abbott common share as of June 21, 1999, the fee as of that date would have been approximately $14.1 million. ALZA has also agreed to pay Chase Securities the lesser of the fee described in the third bullet point or 20% of any "break-up," "termination," "topping" or similar fee paid to ALZA pursuant to or in connection with, the termination, abandonment or failure to occur, of the merger, within 18 months of the termination of the letter agreement. In addition, ALZA has also agreed to reimburse Chase Securities for its reasonable out-of-pocket expenses including the reasonable fees and disbursements of its legal counsel and to indemnify Chase Securities and certain related persons from and against certain liabilities in connection with its engagement, including certain liabilities under the federal securities laws, arising out of its engagement.

    The Chase Manhattan Corporation and its affiliates, including Chase Securities, in the ordinary course of business, have from time to time provided commercial and investment banking services to Abbott, for which they received usual and customary compensation, and in the future may continue to provide such commercial and investment banking services. In the ordinary course of business, Chase Securities and its affiliates may trade in the debt and equity securities of ALZA and Abbott for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

OPINION OF MERRILL LYNCH & CO. TO ALZA'S BOARD OF DIRECTORS

    On June 21, 1999, Merrill Lynch delivered to ALZA's board of directors a written opinion to the effect that, as of such date, and based upon and subject to the factors and assumptions set forth in the opinion, the exchange ratio was fair from a financial point of view to the holders of ALZA common stock.

    THE FULL TEXT OF MERRILL LYNCH'S FAIRNESS OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY MERRILL LYNCH, IS ATTACHED AS ANNEX C AND IS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS. THE SUMMARY OF MERRILL LYNCH'S FAIRNESS OPINION SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF MERRILL LYNCH'S FAIRNESS OPINION. ALZA STOCKHOLDERS ARE URGED TO READ SUCH OPINION CAREFULLY AND IN ITS ENTIRETY.

    Merrill Lynch's fairness opinion was provided to ALZA's board of directors for its information and is directed only to the fairness from a financial point of view of the exchange ratio. Merrill Lynch's fairness opinion does not address any other aspect of the merger, including the merits of the underlying decision by ALZA to engage in the merger, and does not constitute a recommendation to any ALZA stockholder as to how such stockholder should vote on the proposed merger agreement or any related matter. The exchange ratio was determined through negotiations between Abbott and ALZA and was approved by ALZA's board of directors.

    In arriving at its opinion, Merrill Lynch, among other things:

       - reviewed publicly available business and financial information relating to ALZA and Abbott that Merrill Lynch deemed to be relevant;

       - reviewed information, including financial forecasts relating to the business, earnings, cash flow, assets, liabilities and prospects of ALZA, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the merger, furnished to Merrill Lynch by ALZA;

       - conducted discussions with members of senior management and representatives of ALZA and Abbott concerning operations, historical financial statements and future prospects of ALZA and Abbott, before and after giving effect to the merger (and, in the case of the future prospects of Abbott, Merrill Lynch was informed by Abbott to rely upon public analysts' estimates as the most reasonable estimates for the purposes of its opinion);

       - reviewed the market prices and valuation multiples for ALZA common stock and Abbott common shares and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

       - compared the proposed financial terms of the merger with the financial terms of other transactions that Merrill Lynch deemed to be relevant;

       - participated in discussions and negotiations among representatives of ALZA and Abbott and their financial and legal advisors;

       - reviewed the potential pro forma impact of the merger;

       - reviewed the merger agreement; and

       - reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

    In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available, and Merrill Lynch did not assume any responsibility for independently verifying such information and Merrill Lynch has not undertaken an independent evaluation or appraisal of any of the assets or liabilities of ALZA or Abbott or been furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of ALZA or Abbott. With respect to the financial forecast information and information concerning the cost savings and related expenses and synergies expected to result from the merger furnished to or discussed with Merrill Lynch by ALZA and the financial forecast guidance provided to Merrill by Abbott, Merrill Lynch assumed that they had been reasonably prepared and reflected the best available estimates and judgment of ALZA's or Abbott's management as to the expected future financial performance of ALZA or Abbott, as the case may be, and the cost savings and related expenses and synergies expected to result from the merger. Merrill Lynch further assumed that the merger will be accounted for as a pooling-of-interests under generally accepted accounting principles and that it will qualify as a tax-free reorganization for U.S. federal income tax purposes.

    Merrill Lynch's fairness opinion is necessarily based on market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of, the date of the opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the merger. Merrill Lynch did not express any opinion as to the prices at which ALZA common stock or Abbott common shares will trade following the announcement or consummation of the merger. In connection with the preparation of its opinion, Merrill Lynch was not authorized by ALZA or ALZA's board of directors to solicit, nor did Merrill Lynch solicit, third-party indications of interest for the acquisition of all or any part of ALZA. Although Merrill Lynch evaluated the exchange ratio from a financial point of view, Merrill Lynch was not requested to, and did not, address the merits of the underlying decision of ALZA to engage in the merger and did not recommend to any stockholder as to how such stockholder should vote on the proposed merger or any related matter.

    In preparing its opinion to ALZA's board of directors, Merrill Lynch performed financial and comparative analyses, including those described below. The summary of analyses set forth in this proxy statement/prospectus does not purport to be a complete description of the analyses underlying Merrill Lynch's fairness opinion or the presentation made by Merrill Lynch to ALZA's board of directors. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. No company, business or transaction used in such analyses as a comparison is identical to ALZA, Abbott or the merger, nor is an evaluation of the results of such analyses entirely mathematical, rather it involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed.

    In arriving at its opinion, Merrill Lynch did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

    In performing its analyses, numerous assumptions were made with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Merrill Lynch, ALZA or Abbott. The estimates contained in the analyses performed by Merrill Lynch and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In addition, as described above, Merrill Lynch's fairness opinion was among several factors taken into consideration by ALZA's board of directors in making its determination to approve the merger agreement and the merger. Consequently, the Merrill Lynch analyses described below should not be viewed as determinative of the decision of ALZA's board of directors or ALZA's management with respect to the fairness of the exchange ratio.

    The following is a summary of the material financial and comparative analyses performed by Merrill Lynch in arriving at its June 21, 1999 opinion and presented to ALZA's board of directors. The Merrill Lynch opinion is based upon Merrill Lynch's consideration of the collective results of all such analyses, together with the other factors referred to in its opinion letter.

EXCHANGE RATIO ANALYSIS

    In the merger, each outstanding share of ALZA common stock will be converted into the right to receive 1.2 Abbott common shares. Merrill Lynch compared this exchange ratio to each range of implied exchange ratios set forth below, which were derived from analyses performed by Merrill Lynch, and noted that this exchange ratio was higher than or in the range of such implied exchange ratios.

                                                                                  EXCHANGE RATIO
                                                                               --------------------
METHODOLOGY                                                                       LOW       HIGH
-----------------------------------------------------------------------------  ---------  ---------
Historical share price analysis..............................................      0.792      0.955
Comparable company trading analysis..........................................      0.640      1.071
Contribution analysis........................................................      0.814      0.931
Discounted cash flow analysis................................................      0.978      1.480

HISTORICAL SHARE PRICE ANALYSIS

    Merrill Lynch analyzed the ratio of the daily closing share prices of ALZA common stock to corresponding prices of Abbott common shares for the one year period ended June 16, 1999, calculated the average daily closing per share prices for the periods listed below and, based on such averages, calculated the implied exchange ratios listed below.

PERIOD                                                                  IMPLIED EXCHANGE RATIO
----------------------------------------------------------------------  -----------------------
1 month...............................................................             0.825
3 months..............................................................             0.792
6 months..............................................................             0.922
1 year................................................................             0.955

    Based on this historical share price analysis, Merrill Lynch calculated an implied exchange ratio range of 0.792 to 0.955.

COMPARABLE COMPANY TRADING ANALYSIS

    Using publicly available information, Merrill Lynch compared selected historical and estimated stock price and financial ratios for groups of selected publicly traded companies in the pharmaceuticals industry considered by Merrill Lynch to be reasonably comparable to ALZA and Abbott, respectively, for the purposes of this analysis. The companies comparable to ALZA included:

    - Allergan, Inc.

    - Elan Corporation plc

    - Forest Laboratories, Inc.

    - Mylan Laboratories, Inc.

    - Teva Pharmaceutical Industries Ltd.

    - Watson Pharmaceuticals, Inc.

The companies comparable to Abbott included:

    - American Home Products Corporation

    - AstraZeneca plc

    - Bristol-Myers Squibb Co.

    - Eli Lilly & Co.

    - Glaxo Wellcome plc

    - Johnson & Johnson, Inc.

    - Merck & Co. Inc.

    - Novartis AG

    - Pfizer Inc.

    - Pharmacia & Upjohn Inc.

    - Roche Holdings AG

    - Schering-Plough Corporation

    - SmithKline Beecham plc

    - Warner-Lambert Company

    Merrill Lynch calculated the price of each of the comparable companies' common stock as a multiple of (1) estimated 1999 earnings per share and (2) estimated 2000 earnings per share. Merrill Lynch also calculated the 2000 price-to-earnings ratio of each of the comparable companies as a multiple of estimated total return (defined to be the estimated 5 year earnings per share growth rate plus the current dividend yield, defined to be the quotient of (1) four times the most recent quarterly dividend per share, and (2) the stock price). Additionally, Merrill Lynch compared the market capitalization (defined to be the market value of the common stock plus preferred equity at liquidation value, total debt and minority interest less cash and marketable securities) of each of the comparable companies as a multiple of estimated 1999 earnings before interest and taxes (defined to be income (loss) before interest expense, income taxes and certain nonrecurring items). This analysis indicated that:

    - the 1999 price-to-earnings ratio for the companies comparable to ALZA ranged from 21x to 30x;

    - the 2000 price-to-earnings ratio for the companies comparable to ALZA ranged from 17x to 24x;

    - market capitalization as a multiple of estimated 1999 earnings before interest and taxes for the companies comparable to ALZA ranged from 15x to 23x;

    - the 2000 price-to-earnings to total return ratio for the companies comparable to ALZA ranged from 0.75x to 1.20x;

    - the 1999 earnings before interest and taxes ratio for the companies comparable to Abbott ranged from 26x to 30x;

    - the 2000 earnings before interest and taxes ratio for the companies comparable to Abbott ranged from 23x to 27x;

    - market capitalization as a multiple of estimated 1999 earnings before interest and taxes for the companies comparable to Abbott ranged from 18x to 23x; and

    - the 2000 earnings before interest and taxes to total return ratio for the companies comparable to Abbott ranged from 1.60x to 1.85x.

    Based upon a comparison of the companies comparable to ALZA and the companies comparable to Abbott, the implied exchange ratio ranged from 0.640x to 1.071x.

    Because of the inherent differences among the operations of ALZA, Abbott and the selected comparable companies, Merrill Lynch believes that a purely quantitative comparable company analysis would not be dispositive in the context of the merger. Merrill Lynch further believes that an appropriate use of a comparable company analysis in this instance involves qualitative judgments concerning differences among the financial and operating characteristics of ALZA, Abbott and the selected comparable companies, which judgments are reflected in the Merrill Lynch opinion.

CONTRIBUTION ANALYSIS

    To determine an implied exchange ratio range based upon a contribution analysis, Merrill Lynch calculated the contribution on a percentage basis of each of ALZA and Abbott to the estimated net income to common stockholders of the pro forma combined company for the twelve month periods ending December 31, 1999 and 2000 (excluding the effect of any cost savings and related expenses and synergies expected to result from the merger) using projections provided by the management of ALZA and information in selected equity research reports on Abbott.

    The results of these calculations indicated that ALZA's net income contribution percentages would be 6.8% and 7.7% for the twelve month periods ending December 31, 1999 and December 31, 2000, respectively. Merrill Lynch noted that if former stockholders of ALZA were to own like percentages of the equity of the combined company as the ALZA net income contribution percentages for the twelve month periods ending December 31, 1999 and December 31, 2000, the implied exchange ratios would be 0.814x and 0.931x, respectively.

DISCOUNTED CASH FLOW ANALYSIS

    To determine an implied exchange ratio range based upon discounted cash flow analysis, Merrill Lynch performed discounted cash flow analyses for each of ALZA and Abbott using projections provided to Merrill Lynch by the management of ALZA and information in selected equity research reports on Abbott and calculated ranges of values per share for ALZA common stock and Abbott common shares.

    Discount rates ranging from 12.0% to 14.0% were applied to ALZA's projected free cash flows for the years 1999 through 2004 and enterprise value in 2004 based on a range of multiples of estimated unlevered 2004 net income of 22.0x to 26.0x. Discount rates ranging from 11.0% to 13.0% were applied to Abbott's projected free cash flows for the years 1999 through 2004 and enterprise value in 2004 based on a range of multiples of estimated unlevered 2004 net income of 26.0x to 30.0x.

    Based upon a comparison of high-to-low estimated equity values per share for each of ALZA and Abbott resulting from the discounted cash flow analyses, the implied exchange ratios ranged from 0.978x to 1.480x.

COMPARABLE TRANSACTION ANALYSIS

    Merrill Lynch also reviewed publicly available information relating to comparable merger and acquisition transactions involving pharmaceutical companies. With respect to ALZA, Merrill Lynch examined multiples of the consideration paid for the common equity and the value of the indebtedness, less cash and cash equivalents assumed in each of the transactions to, among other measures, such acquired companies' latest twelve months earnings before interest and taxes, and examined multiples of the price per share in each of the transactions to current year earnings per share.

    The comparable transactions in the pharmaceutical industry that Merrill Lynch reviewed were the following:

    - twenty-two pharmaceutical acquisitions completed over the past five years; and

    - four selected comparable pharmaceutical acquisitions:

          -- the acquisition of NeXstar Pharmaceuticals, Inc. by Gilead
             Sciences, Inc.

          -- the acquisition of Agouron Pharmaceutical, Inc. by Warner-Lambert
             Company

          -- the acquisition of TheraTech, Inc. by Watson Pharmaceuticals, Inc.

          -- the acquisition of RP Scherer Corporation by Cardinal Health Inc.

    This analysis indicated that the latest twelve month earnings before interest and taxes multiples ranged from 17x to 23x and current year price-to-earnings ratios ranged from 20x to 25x for the twenty-two pharmaceutical transactions and latest twelve month earnings before interest and taxes multiples ranged from 23x to 49x and current year price-to-earnings ratios ranged from 27x to 34x for the four selected pharmaceutical acquisitions.

    Applying these multiples for the twenty-two comparable acquisitions in the pharmaceutical industry and the four selected comparable pharmaceutical acquisitions to corresponding financial data of ALZA indicated an implied equity reference range for its common stock of $30.00 to $40.85 per share and $40.50 to $80.70 per share, respectively.

    Because the reasons for, and circumstances surrounding, each of the comparable transactions analyzed were so diverse and due to the inherent differences between the operations and financial conditions of ALZA and the selected companies, Merrill Lynch believes that a purely quantitative comparable transaction analysis would not be dispositive in the context of the merger. Merrill Lynch further believes that an appropriate use of a comparable transaction analysis in this instance involves qualitative judgments concerning the differences between the characteristics of these transactions and the merger that would affect the value of the acquired companies and businesses and ALZA, those judgments being reflected in the Merrill Lynch opinion.

MERGER PREMIUM ANALYSIS

    Merrill Lynch examined premiums paid for the targets' equity over pre-announcement stock prices one day prior to announcement, one week prior to announcement and four weeks prior to announcement in the twenty-two comparable acquisitions in the pharmaceutical industry and the four selected comparable pharmaceutical acquisitions. The average premiums ranged from 25.0% to 49.2%, indicating an implied equity value reference range for ALZA common stock of $50.63 per share to $64.42 per share.

    Because the reasons for, and circumstances surrounding, each of the transactions analyzed were different, Merrill Lynch believes that a purely quantitative merger premium analysis would not be dispositive in the context of the merger. Merrill Lynch further believes that an appropriate use of a merger premium analysis in this instance involves qualitative judgments concerning the differences between the characteristics of these transactions and the merger that would affect the value of the acquired companies and businesses and ALZA, which judgments are reflected in the Merrill Lynch opinion.

PRO FORMA MERGER ANALYSIS

    Merrill Lynch analyzed certain pro forma effects which could result from the merger, based on financial forecasts for ALZA provided by ALZA's management for each year through 2004 and information in selected equity research reports on Abbott for the same period. ALZA's management advised Merrill Lynch that the merger will be accounted for as a "pooling-of-interests" under U.S. generally accepted accounting principles. This pro forma analysis indicated that (1) for fiscal 2000 the merger would be dilutive to the forecasted earnings per share of Abbott if those cost savings were $50 million per year or less, and accretive to such earnings if those cost savings were $100 million per year or more, and (2) for fiscal 2001 the merger would be dilutive to such forecasted earnings if no such savings were achieved and accretive if savings of $50 million or more per year were achieved.

OTHER FACTORS AND ANALYSES

    In the course of preparing its opinion, Merrill Lynch performed other analyses and reviewed other matters, including, among other things:

    - historical and expected trading characteristics of ALZA common stock and Abbott common shares; and

    - pro forma operating results and capitalization of the combined company.

    Pursuant to the terms of the Merrill Lynch letter agreement, ALZA has agreed to pay the following fees to Merrill Lynch for its financial advisory services in connection with the merger:

    - a fee of $166,700, payable in cash on the date of the Merrill Lynch letter agreement;

    - an additional fee of $1,667,000, contingent upon and payable in cash upon the execution of a definitive agreement to effect a business combination as defined in the Merrill Lynch letter agreement; and

    - if, during the period Merrill Lynch is retained by ALZA or within 18 months thereafter, a business combination is consummated with an acquiror as defined in the Merrill Lynch letter agreement, or ALZA enters into an agreement with an acquiror that subsequently results in a business combination as defined in the Merrill Lynch letter agreement, an additional fee in an amount equal to 0.11% of the aggregate purchase price paid in such business combination (but not less than $5,000,000), payable in cash upon the closing of such business combination; provided, however, that any fees previously paid to Merrill Lynch pursuant to the previous two bullet points shall be deducted from any fee to which Merrill Lynch is entitled pursuant to this bullet point.

    Although the exact amount of the fee payable to Merrill Lynch under the last bullet point will not be ascertainable until the effective time of the merger, based upon the closing price per Abbott common shares as of June 21, 1999, the fee as of that date would have been approximately $7,100,000. ALZA has also agreed to pay Merrill Lynch the lesser of the aggregate fees described above payable to Merrill Lynch if the merger were consummated and 10% of any "break-up," "termination," "topping" or similar fee paid to ALZA pursuant to or in connection with, the termination, abandonment or failure to occur, of the merger, within 18 months of the termination of the letter agreement. ALZA also has agreed to reimburse Merrill Lynch for all reasonable out-of-pocket expenses incurred by Merrill Lynch in performing its services, including the fees and expenses for legal counsel, and to indemnify Merrill Lynch and related persons and entities against liabilities under federal or state law arising out of a business combination contemplated by the letter agreement or the engagement of Merrill Lynch pursuant to the letter agreement.

    ALZA retained Merrill Lynch based upon Merrill Lynch's experience and expertise. Merrill Lynch is an internationally recognized investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

    In the ordinary course of business, Merrill Lynch and its affiliates may actively trade in securities of ALZA and Abbott for their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

STRUCTURE OF THE MERGER

    At the effective time of the merger, AC Merger Sub will merge with and into ALZA, and the separate corporate existence of AC Merger Sub will end. ALZA will be the surviving corporation in the merger and a wholly owned subsidiary of Abbott, and will continue to be a Delaware corporation after the merger.

    The certificate of incorporation and bylaws of AC Merger Sub immediately prior to the effective time of the merger will be the certificate of incorporation and bylaws of the surviving corporation at the effective time of the merger until duly amended. The directors of AC Merger Sub at the effective time of the merger will be the directors of the surviving corporation. The officers of ALZA at the effective time of the merger will be the officers of the surviving corporation.

WHEN THE MERGER BECOMES EFFECTIVE

    AC Merger Sub and ALZA will execute and file with the Secretary of State of the State of Delaware a certificate of merger as soon as practicable after the second business day on which the last of the closing conditions to the completion of the merger is fulfilled or waived or such other time and date as they may agree. The merger will become effective at the time and on the date on which the certificate of merger is filed with the Secretary of State of the State of Delaware or such other time upon which the parties agree and specify in the certificate of merger. That time is the "effective time of the merger."

CONVERSION OF STOCK, STOCK OPTIONS AND OTHER AWARDS

    At the effective time of the merger:

       - each outstanding share of ALZA common stock, other than shares of ALZA common stock owned by Abbott, ALZA or any direct or indirect subsidiary of Abbott or ALZA, will be converted into 1.2 Abbott common shares;

       - shares of ALZA common stock owned by Abbott, ALZA or any direct or indirect subsidiary of Abbott or ALZA will be canceled; and

       - ALZA will become a wholly owned subsidiary of Abbott.

    If, before the effective time of the merger, the issued and outstanding Abbott common shares are changed into a different number of shares or a different class of shares as a result of a stock split, reverse stock split, stock dividend, spinoff, recapitalization, reclassification or other similar transaction, an appropriate adjustment will be made to the number or kind of Abbott common shares which holders of shares of ALZA common stock are to receive in the merger.

    No fractional Abbott common shares will be issued in the merger. Instead of issuing fractional Abbott common shares, Abbott will pay cash in an amount equal to such fraction, rounded to the nearest one-hundredth of a share, multiplied by the average of the closing prices for an Abbott common share as reported in The Wall Street Journal, New York City edition, on the five trading days immediately prior to the effective time of the merger.

    At or prior to the effective time of the merger, Abbott will deposit with BankBoston, in trust for the benefit of ALZA stockholders, certificates representing the Abbott common shares to be issued and cash to be paid in lieu of fractional shares pursuant to the merger agreement in exchange for outstanding ALZA common stock.

    At the effective time of the merger, the stock transfer books of ALZA will be closed and no further transfers of shares of ALZA common stock will be made. If, after the effective time, ALZA stock certificates are presented to the surviving corporation for any reason, they will be canceled and exchanged as described above.

    Promptly after the effective time of the merger, BankBoston will mail a letter of transmittal to the holders of ALZA common stock containing instructions with respect to the surrender of certificates representing ALZA common stock. ALZA COMMON STOCK CERTIFICATES SHOULD NOT BE RETURNED WITH THE ENCLOSED PROXY OR SENT TO ABBOTT OR ALZA, AND SHOULD NOT BE FORWARDED TO BANKBOSTON UNLESS AND UNTIL A HOLDER OF SHARES OF ALZA COMMON STOCK RECEIVES THE LETTER OF TRANSMITTAL.

    If any certificates for Abbott common shares are to be issued in a name other than that in which the ALZA stock certificate surrendered in exchange therefor is registered, the person requesting such exchange must (1) pay to Abbott or any agent designated by it any transfer or other taxes required by reason thereof or (2) establish to the satisfaction of Abbott or any agent designated by it that such tax has been paid or is not applicable.

    BankBoston will deduct and withhold from the consideration otherwise payable pursuant to the merger agreement such amounts as BankBoston is required to deduct and withhold under the Internal Revenue Code, or any provision of state, local or foreign tax law, with respect to the making of such payment. To the extent that amounts are withheld by BankBoston, the withheld amounts shall be treated for purposes of the merger agreement as having been paid to the person in respect of whom the deduction and withholding was made by BankBoston.

    Until the certificates representing ALZA common stock are surrendered for exchange after the effective time of the merger, holders of such certificates will accrue, but will not be paid, dividends or other distributions declared and with a record date after the effective time of the merger with respect to Abbott common shares into which their shares have been converted. When such certificates are surrendered, any unpaid dividends or other distributions will be paid. No interest will be paid or accrued on the cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any, payable to holders of ALZA common stock certificates. Registered holders of unsurrendered ALZA common stock certificates will be entitled to vote after the effective time of the merger at any meeting of Abbott shareholders with a record date at or after the effective time of the merger the number of whole Abbott common shares represented by such ALZA common stock certificates, regardless of whether such holders have exchanged their ALZA common stock certificates. None of Abbott, ALZA, AC Merger Sub or BankBoston, or any other person will be liable to any former holder of ALZA common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

    If a certificate for ALZA common stock has been lost, stolen or destroyed, BankBoston will issue the consideration properly payable in accordance with the merger agreement upon receipt of appropriate evidence as to such loss, theft or destruction, appropriate evidence as to the ownership of such certificate by the claimant and appropriate and customary indemnification.

    Each option to purchase ALZA common stock granted under ALZA's stock plans that is outstanding and unexercised as of the effective time of the merger will vest, will be converted automatically at the effective time of the merger into, and will become, an option to purchase 1.2 Abbott common shares for each share of ALZA common stock covered by the option before the merger. After conversion, the exercise price per Abbott common share subject to each option will equal its pre-conversion exercise price per share of ALZA common stock subject to such option divided by 1.2. Stock purchase rights and restricted stock outstanding will be similarly converted.

    For a description of Abbott's common shares and a description of the differences between the rights of holders of Abbott common shares and ALZA common stock, see "Comparison of Rights of Abbott Shareholders and ALZA Stockholders."

CONVERTIBLE DEBT AND WARRANTS

    At the effective time of the merger, each outstanding 5% convertible subordinated debenture due 2006 will remain a debenture of ALZA, but will become convertible into Abbott common shares. The 5% debentures will continue to be governed by the terms of ALZA's 5% debenture indenture; however, at the effective time of the merger, ALZA and Abbott will execute a supplemental indenture providing that the 5% debentures will be convertible into the number of Abbott common shares obtained by dividing the principal amount of the 5% debenture or portion thereof surrendered for conversion by the adjusted conversion price of $31.825. If the merger takes place, holders of the 5% debentures will have the right to have their debentures repurchased at a price equal to 100% of the principal amount of the debentures plus any accrued but unpaid interest. Within 15 days after the merger, a notice of the merger and the repurchase right triggered by the merger will be sent to each holder of the 5% debentures. Holders will have 30 days from the date of the notice to exercise the repurchase right.

    At the effective time of the merger, each outstanding 5 1/4% zero coupon convertible subordinated debenture due 2014 will remain a debenture of ALZA, but will become convertible into Abbott common shares. The 5 1/4% debentures will continue to be governed by the terms of ALZA's 5 1/4% debenture indenture; however, at the effective time of the merger, ALZA and Abbott will execute a supplemental indenture providing that the 5 1/4% debentures will be convertible into the number of Abbott common shares obtained by multiplying each $1,000 principal amount at maturity of the 5 1/4% debenture or portion thereof surrendered for conversion by the adjusted conversion rate of 15.5844.

    At the effective time of the merger, each holder of a warrant to purchase one-eighth of a share of ALZA common stock will have the right to purchase 0.15 Abbott common shares. The warrants will continue to be governed by the terms of ALZA's warrant agreement; however, at the effective time of the merger, ALZA and Abbott will execute a supplement to the warrant agreement providing that the warrants will be exercisable at an exercise price of approximately $54.17 per full Abbott common share.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains representations and warranties of ALZA as to, among other things:

    - the corporate organization, existence and good standing of ALZA and its subsidiaries;

    - ALZA's capitalization;

    - the corporate power and authority of ALZA to execute, deliver and perform the merger agreement and to complete the merger;

    - the unanimous approval and declaration of advisability of the merger agreement and the merger and the other transactions contemplated by the merger agreement by ALZA's board of directors;

    - the receipt by ALZA's board of directors of the opinions of Chase Securities and Merrill Lynch to the effect that the exchange ratio in the merger is fair to the holders of ALZA common stock from a financial point of view;

    - the absence of any required governmental and third-party approvals other than those specified in the merger agreement;

    - the timely filing of required regulatory reports;

    - the accuracy of ALZA's financial statements and filings with the Securities and Exchange Commission;

    - the absence of certain changes in ALZA's business since December 31, 1998;

    - the absence of undisclosed litigation and liabilities;

    - ALZA's employee benefits plans;

    - ALZA's compliance with applicable law;

    - ALZA's taking all appropriate and necessary actions to permit Abbott and AC Merger Sub to enter into business combinations with ALZA;

    - the absence of undisclosed environmental matters;

    - the absence of any actions that would prevent the merger from being treated as a pooling-of-interests from an accounting standpoint and as a tax-free reorganization;

    - ALZA's timely payment of all taxes;

    - ALZA's relationship with its employees;

    - the absence of undisclosed brokers and finders;

    - ALZA's compliance with regulatory requirements;

    - ALZA's disclosure of its significant agreements;

    - ALZA's ownership or right to use all intellectual property material to ALZA's business;

    - ALZA's preparedness with respect to Year 2000 compliance; and

    - ALZA's interests in Crescendo, including ALZA's ownership of all of Crescendo's class B common stock and ALZA's option to purchase all of Crescendo's publicly traded class A common stock.

    The merger agreement contains representations and warranties of Abbott and AC Merger Sub as to, among other things:

    - their corporate organization, existence and good standing;

    - their capitalization;

    - their corporate power and authority to execute, deliver and perform the merger agreement and to complete the merger;

    - the absence of any required governmental and third-party approvals other than those specified in the merger agreement;

    - their timely filing of required regulatory reports;

    - the accuracy of their financial statements and filings with the Securities and Exchange Commission;

    - the absence of certain changes in their businesses since December 31, 1998;

    - the absence of any actions that would prevent the merger from being treated as a pooling-of-interests from an accounting standpoint and as a tax-free reorganization; and

    - Abbott's intent to cause the surviving corporation to continue to maintain significant operations in the Silicon Valley area of California.

CERTAIN COVENANTS

    The merger agreement provides that ALZA, as to itself and its subsidiaries, will, prior to the effective time of the merger, except as agreed to in writing by Abbott or as contemplated by the merger agreement:

    - conduct its business in the ordinary and usual course;

    - not to do any of the following:

          -- amend its certificate of incorporation or bylaws,

          -- split, combine, subdivide or reclassify its outstanding shares of capital stock,

          -- declare, set aside or pay any dividend payable in cash, stock or property in respect of any capital stock, or

          -- repurchase, redeem or otherwise acquire, except in connection with commitments existing as of the date of the merger agreement, including under the ALZA stock plans, but subject to ALZA's obligations described in the next bullet point, or permit any of its subsidiaries to purchase or otherwise acquire, any shares of its capital stock, or any securities convertible into or exchangeable or exercisable for any shares of its capital stock;

    - not take any action that would prevent the merger from qualifying for pooling-of-interests accounting treatment or as a tax-free reorganization under the Internal Revenue Code:

    - not to take any action that would cause any of its representations and warranties to become untrue in any material respect;

    - not take certain actions related to employee benefits plans or employee compensation;

    - not incur, repay or retire prior to maturity or refinance any indebtedness for borrowed money or guarantee any such indebtedness or issue, sell, repurchase or redeem prior to maturity any debt securities or warrants or rights to acquire any debt securities or guarantee any debt securities of others, in all such cases in excess of, in the aggregate, $10,000,000 plus amounts equal to any existing indebtedness described under "The Merger Agreement and the Merger--Convertible Debt and Warrants" that ALZA is required to repurchase prior to the effective time of the merger;

    - not make any capital expenditures in an aggregate amount in excess of the aggregate amount reflected in ALZA's capital expenditure budget for the fiscal year ending December 31, 1999;

    - not issue, deliver, sell, pledge or encumber shares of any class of its capital stock or any securities convertible or exchangeable into, any rights, warrants or options to acquire, or any bonds, debentures, notes or other debt obligations having the right to vote or convertible or exercisable for any such shares except ALZA common stock issued pursuant to options and other awards outstanding on the date of the merger agreement under the ALZA stock plans or as otherwise permitted under the merger agreement;

    - not authorize, propose or announce an intention to authorize or propose, or enter into an agreement with respect to, any merger, consolidation or business combination (other than the merger), or any purchase, sale, lease, license or other acquisition or disposition of any business or of a material amount of assets or securities;

    - not make any material change in its accounting policies or procedures, other than any such change that is required by generally accepted accounting principles, or revalue any assets, including, without limitation, writing down the value of material inventory or writing off notes or accounts receivable in a material amount other than as required by generally accepted accounting principles; and

    - not release, assign, settle or compromise any material claims or litigation or make any material tax election or settle or compromise any material United States federal, state, local or foreign tax liability.

    The merger agreement also provides that Abbott, as to itself and its subsidiaries, will, prior to the effective time of the merger, except as agreed to in writing by ALZA or as contemplated by the merger agreement:

    - remain principally a diversified health care products and services company;

    - not to do any of the following:

          -- reclassify its shares of capital stock or

          -- declare, set aside or pay any dividend payable in cash, stock
             (other than Abbott common shares) or property in respect of any capital stock, except (x) for regular quarterly cash dividends or
             (y) for a dividend that would be received by the holders of the ALZA common stock on an equivalent basis per Abbott common share after the effective time of the merger;

    - not take any action that would prevent the merger from qualifying for pooling-of-interests accounting treatment or as a tax-free reorganization under the Internal Revenue Code or that would cause any of its representations and warranties in the merger agreement to become untrue in any material respect; and

    - not authorize, propose or announce an intention to authorize or propose, or enter into an agreement with respect to, any merger, consolidation or business combination, or any purchase, sale, lease, license or other acquisition of any business or a material amount of assets or securities, in all such cases, with certain entities identified by ALZA.

NON-SOLICITATION OF COMPETING PROPOSALS

    The merger agreement provides that:

    - neither ALZA nor any of its subsidiaries nor any of the officers and directors of it or its subsidiaries will, and that ALZA will direct and use its best efforts to cause its and its subsidiaries' employees, agents and representatives not to, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any acquisition proposal, which is defined to mean any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving ALZA, or any purchase or sale of the consolidated assets of ALZA or any of its subsidiaries, taken as a whole, having an aggregate value equal to 10% or more of its market capitalization, or any purchase or sale of, or tender or exchange offer for, 10% or more of its or any of its subsidiaries' equity securities; and

    - neither ALZA nor any of its subsidiaries nor any of the officers and directors of it or its subsidiaries will, and ALZA will direct and use its best efforts to cause ALZA's representatives not to, have any discussion with or provide any confidential information or data to any person relating to or in contemplation of an acquisition proposal or engage in any negotiations concerning an acquisition proposal, or otherwise facilitate any effort or attempt to make or implement an acquisition proposal; provided, however, that nothing contained in the merger agreement will prevent either ALZA or its board of directors from:

          -- complying with the requirements of the Securities Exchange Act of 1934 with regard to an acquisition proposal;

          -- engaging in any discussions or negotiations with or providing any information to, any person in response to an unsolicited bona fide written acquisition proposal by any such person; or

          -- subject to the obligation of ALZA to duly convene the meeting to which this proxy statement/prospectus relates, recommending such an unsolicited bona fide written acquisition proposal to the stockholders if, and only to the extent that, with respect to the actions referred to in the second and third items above,

       (1) ALZA's board of directors concludes in good faith that such acquisition proposal is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, and would, if consummated, result in a transaction more favorable to ALZA's stockholders from a financial point of view than the transaction contemplated by the merger agreement,

       (2) ALZA's board of directors determines in good faith after consultation with outside legal counsel that the failure to take such action would result in the reasonable likelihood that ALZA's board of directors would breach its fiduciary duties to ALZA's stockholders under applicable law, and

       (3) prior to providing any information or data to any person in connection with an acquisition proposal by any such person, ALZA's board of directors will receive from such person an executed confidentiality agreement on terms substantially similar to those contained in the confidentiality agreement previously entered into between Abbott and ALZA in connection with their consideration of the merger.

FILINGS AND OTHER ACTIONS

    The merger agreement provides that ALZA and Abbott will cooperate with each other and use their respective reasonable best efforts to obtain all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or any governmental entity in order to complete the merger and the other transactions contemplated by the merger agreement, and to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under the merger agreement and applicable laws to complete the merger and the other transactions contemplated by the merger agreement, including:

    - preparing and filing all documentation to effect all necessary applications, notices, petitions, filings and other documents including, without limitation, filings under the Hart-Scott-Rodino Act;

    - instituting court actions and other proceedings necessary to obtain the approvals required to complete the merger or the other transactions contemplated by the merger agreement or defending or otherwise opposing all court actions and other proceedings instituted by a governmental entity or other person under foreign laws or otherwise for purposes of preventing the completion of the merger and the other transactions contemplated by the merger agreement; and

    - preparing prior to, and executing and delivering at, the closing of the merger, supplements to the agreements under which the 5% debentures, the 5 1/4% debentures and the warrants are issued.

    The merger agreement also provides that:

    - ALZA will not, without Abbott's prior written consent, commit to any divestitures, licenses or hold separate or similar arrangements or allow its subsidiaries to commit to any divestitures, licenses or hold separate or similar arrangements, and ALZA will commit to, and will use reasonable best efforts to effect and will cause its subsidiaries to commit to and use reasonable best efforts to effect, any such divestitures, licenses or hold separate or similar arrangements as Abbott requests in order to obtain approval of the transactions contemplated by the merger agreement under applicable competition laws; and

    - except in some circumstances, neither Abbott nor any of its subsidiaries will be required to agree, with respect to Abbott or its subsidiaries or ALZA or its subsidiaries, to any divestitures, licenses or hold separate or similar arrangements in order to obtain approval of the merger under applicable competition laws if such divestitures, licenses or arrangements would reasonably be expected to have a material adverse effect on Abbott or ALZA or a material adverse effect on the expected benefits of the merger to Abbott.

    The merger agreement also provides that Abbott will reduce, if necessary, the number of treasury shares attributable to Abbott such that the attribution to Abbott of those treasury shares under the pooling-of-interests accounting requirements will not prevent Abbott from accounting for the merger as a pooling-of-interests.

CONDITIONS TO COMPLETION OF THE MERGER

    We will complete the merger only if the conditions set forth in the merger agreement are satisfied or, in some cases, waived. These conditions include:

    - adoption of the merger agreement and approval of the merger by ALZA's stockholders;

    - no governmental entity of competent jurisdiction enacts, issues, promulgates, enforces or enters any law or order, whether temporary, preliminary or permanent, that is in effect and restrains, enjoins or otherwise prohibits completion of the merger or the other transactions contemplated by the merger agreement or permits completion of the merger or the other transactions contemplated by the merger agreement under applicable law but, except in some circumstances, subject to any divestitures, licenses or hold separate or similar arrangements if such divestiture, license or hold separate or similar arrangement would reasonably be expected to have a material adverse effect on Abbott or ALZA or a material adverse effect on the expected benefits of the merger to Abbott and no governmental entity institutes, and no authoritative source at a governmental entity threatens to institute, any proceeding seeking any of the above;

    - receipt of letters from Abbott's independent public accountants and ALZA's independent auditors stating their agreement with Abbott management's conclusion and ALZA management's conclusion, respectively, regarding the availability of pooling-of-interests accounting treatment for the merger;

    - receipt of legal opinions that the merger will be treated as a tax-free reorganization under the Internal Revenue Code;

    - the representations and warranties of ALZA, Abbott and their subsidiaries being true and correct, except where the failure to be true and correct is not reasonably expected to have a material adverse effect on ALZA, Abbott, their subsidiaries or, in some cases, the expected benefits of the merger to Abbott, as the case may be; and

    - the expiration or termination of the waiting period applicable to the completion of the merger under the Hart-Scott-Rodino Act; with respect to Abbott, without requiring any divestitures, licenses or hold separate or similar arrangements in order to obtain approval of the transactions contemplated by the merger agreement under applicable law if such divestitures, licenses or hold separate or similar arrangements would reasonably be expected to have a material adverse effect on Abbott or ALZA or a material adverse effect on the expected benefits of the merger to Abbott.

    At any time before the merger, to the extent legally allowed, the board of directors of Abbott or ALZA may waive compliance with any of the conditions contained in the merger agreement without the approval of Abbott shareholders or ALZA stockholders. As of the date of this proxy statement/ prospectus, neither Abbott nor ALZA expects that any condition will be waived.

    The approval of the merger by Abbott's shareholders is not required, and Abbott is not seeking the approval of the merger from its shareholders.

TERMINATION OF THE MERGER AGREEMENT

    Abbott and ALZA can agree to terminate the merger agreement at any time without completing the merger, even if ALZA's stockholders have approved it.

    Also, either Abbott or ALZA can, without the consent of the other, terminate the merger agreement if:

    - the merger is not completed by December 31, 1999 or, under some circumstances relating primarily to obtaining governmental approvals of the merger, March 31, 2000, unless the failure to complete the merger is due to a violation of the merger agreement by the party that wants to terminate the merger agreement;

    - ALZA's stockholders do not adopt the merger agreement and do not approve the merger at the meeting;

    - a court or regulatory agency has prohibited the merger and no appeal is possible; or

    - the other party materially breaches the merger agreement, and cannot or does not correct the breach before December 31, 1999 or, under some circumstances relating to obtaining governmental approvals of the merger, March 31, 2000.

    In addition, ALZA can terminate the merger agreement before the meeting if ALZA's board of directors receives and approves a superior proposal from another party; provided that ALZA gives Abbott an opportunity to match or better the other party's proposal.

    Finally, Abbott can terminate the merger agreement if ALZA's board of directors:

    - withdraws, adversely modifies or changes its recommendation in favor of the merger agreement as a result of an acquisition proposal from another party;

    - fails to reconfirm its recommendation of the merger agreement within 15 days after a written request by Abbott to do so in response to an acquisition proposal from another party; or

    - approves or recommends a superior proposal from another party.

TERMINATION FEE

    ALZA must pay Abbott a fee of $210 million in cash if the merger agreement is terminated in the following circumstances:

    - if all of the following occur:

       (1) another party makes an acquisition proposal;

       (2) ALZA's board of directors does not withdraw, adversely modify or change its recommendation in favor of the merger agreement with Abbott;

       (3) ALZA's stockholders do not adopt the merger agreement with Abbott and do not approve the merger at the meeting;

       (4) either Abbott or ALZA terminates the merger agreement with Abbott;
           and

       (5) within 12 months of the termination of the merger agreement with Abbott, ALZA enters into an agreement with any other party to accept an acquisition proposal or an acquisition of ALZA is completed; or

    - if all of the following occur:

       (1) another party makes an acquisition proposal;

       (2) ALZA's board of directors withdraws, adversely modifies or changes its recommendation in favor of the merger agreement with Abbott;

       (3) ALZA's stockholders do not adopt the merger agreement with Abbott and do not approve the merger at the meeting; and

       (4) either Abbott or ALZA terminates the merger agreement with Abbott; or

    - if ALZA terminates the merger agreement before the meeting because ALZA's board of directors receives and approves a superior proposal from another party; or

    - if Abbott terminates the merger agreement because:

       (1) ALZA's board of directors withdraws, adversely modifies or changes its recommendation in favor of the merger agreement with Abbott as a result of an acquisition proposal from another party;

       (2) ALZA's board of directors fails to reconfirm its recommendation in favor of the merger agreement with Abbott within 15 days after a written request by Abbott to do so in response to an acquisition proposal;

       (3) ALZA's board of directors recommends a superior proposal from another party; or

       (4) there has been a material breach by ALZA of its obligation not to solicit, encourage or engage in negotiations regarding an alternative acquisition proposal.

EXPENSES

    Abbott and ALZA will each pay its own expenses in connection with the merger and the related transactions, except that Abbott and ALZA will evenly divide the costs and expenses that they incur in printing and mailing this proxy statement/prospectus, the registration fees paid to the Securities and Exchange Commission and other filing fees.

MODIFICATION OR AMENDMENT TO THE MERGER AGREEMENT

    Abbott and ALZA can modify or amend the merger agreement, whether before or after the meeting, if they both agree to do so. Each can waive its right to require the other to comply with the merger agreement, where the law allows.

REGULATORY REQUIREMENTS

    Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the Federal Trade Commission, the merger cannot be completed until notifications have been given and certain information has been furnished to the Federal Trade Commission and the Antitrust Division of the Department of Justice and specified waiting period requirements have been satisfied. Abbott and ALZA filed notification and report forms under the Hart-Scott-Rodino Act with the Federal Trade Commission and the Antitrust Division on July 6, 1999. On August 5, 1999, the Federal Trade Commission made second requests for additional information regarding the merger to which the parties are responding. The waiting period requirement under the Hart-Scott-Rodino Act will not expire until 20 days after both Abbott and ALZA certify substantial compliance with the second requests, unless earlier terminated by the Federal Trade Commission. It is possible that the waiting period may not expire or be terminated prior to the date of the meeting.

    At any time before or after completion of the merger, the Antitrust Division or the Federal Trade Commission, or any state, could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of particular assets of Abbott or ALZA. Private parties also may seek to take legal action under the antitrust laws under certain circumstances. In addition, non-United States governmental and regulatory authorities may seek to take action under applicable antitrust laws. A challenge to the merger on antitrust grounds may be made and, if such a challenge is made, Abbott and ALZA may not prevail.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The following discussion summarizes the material federal income tax consequences of the merger that are applicable to ALZA stockholders. This summary is based on the Internal Revenue Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this proxy statement/prospectus, all of which are subject to change, possibly with retroactive effect. This summary does not purport to be a complete discussion of all U.S. federal income tax consequences of the merger. The discussion below does not address any state, local or foreign tax consequences of the merger. In addition, this discussion may not apply, in whole or in part, to particular stockholders such as individuals who hold options in respect of ALZA common stock or who have acquired ALZA common stock under a compensatory or other employment-related arrangement, insurance companies, tax-exempt organizations, financial institutions or broker-dealers, persons who are neither citizens nor residents of the United States, and persons who hold ALZA common stock as part of a hedge, straddle or conversion transaction. The following discussion assumes that ALZA common stock is held as a capital asset at the effective time of the merger.

    ALZA STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN APPLICABLE TAX LAWS. THIS DISCUSSION DOES NOT APPLY TO ANCILLARY TRANSACTIONS, IF ANY, BETWEEN THE PARTIES, SUCH AS ANY ADJUSTMENT OF INTERCORPORATE INDEBTEDNESS.

GENERAL

    The obligations of ALZA and Abbott to consummate the merger are conditioned upon the receipt by ALZA and Abbott of the opinions of Heller Ehrman White & McAuliffe, counsel to ALZA, and Mayer, Brown & Platt, counsel to Abbott, that on the basis of the facts, representations and assumptions set forth or referred to therein, for U.S. federal income tax purposes, the merger will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, and that each of Abbott, AC Merger Sub and ALZA will be a party to the reorganization within the meaning of Section 368(b) of the Internal Revenue Code. However, neither Abbott nor ALZA has requested or will request an advance ruling from the Internal Revenue Service as to the tax consequences of the merger, and there can be no assurance that the Internal Revenue Service will agree with the conclusions set forth herein. Moreover, the tax opinions are based upon certain facts, representations and assumptions set forth or referred to therein and the continued accuracy and completeness of certain representations made by Abbott, AC Merger Sub and ALZA, including representations in certificates to be delivered to counsel at the effective time by the management of each of Abbott and ALZA which, if incorrect in certain material respects, would jeopardize the conclusions reached by counsel in their opinions. The discussion below assumes that the merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

TAX TREATMENT TO ALZA, ABBOTT AND AC MERGER SUB

    No gain or loss will be recognized by ALZA, Abbott or AC Merger Sub as a result of the merger.

TAX TREATMENT TO HOLDERS OF ALZA COMMON STOCK

    Except for any cash received in lieu of fractional shares, an ALZA stockholder will not recognize any gain or loss as a result of the receipt of Abbott common shares pursuant to the merger. An ALZA stockholder's aggregate tax basis for the Abbott common shares received pursuant to the merger, including any fractional share interest for which cash is received, will equal such stockholder's aggregate tax basis in shares of ALZA common stock held immediately before the merger. An ALZA stockholder's holding period for the Abbott common shares received pursuant to the merger, including any fractional share interest for which cash is received, will include the period during which the shares of ALZA common stock were held.

    A holder of ALZA common stock that receives cash in lieu of a fractional Abbott common share in the merger will be treated as having received the cash in redemption of the fractional share interest. The cash payment will be treated as a distribution in payment of the fractional interest deemed redeemed under
Section 302 of the Internal Revenue Code. A holder of ALZA common stock who is not (1) involved in directing corporate affairs of ALZA, (2) holds a minimal interest in ALZA, and (3) does not directly own Abbott common shares and is not considered to own indirectly shares of ALZA common stock or Abbott common shares under the constructive ownership rules of Section 318 of the Internal Revenue Code, will recognize gain or loss on the deemed redemption in an amount equal to the difference between the amount of cash received and such holder's adjusted tax basis allocable to such fractional share. Such gain or loss will be capital gain or loss if such holder's shares of ALZA common stock are held as a capital asset at the closing of the merger. In the case of other holders of ALZA common stock, Section 302 of the Internal Revenue Code sets forth other tests, which, if met, would also result in similar treatment of the holder. In the event, however, that none of these tests is met, the cash payment would be taxable as a dividend.

    A successful Internal Revenue Service challenge to the reorganization status of the merger would result in an ALZA stockholder recognizing gain or loss with respect to each share of ALZA common stock surrendered equal to the difference between the stockholder's basis in such share and the fair market value, as of the effective time of the merger, of the Abbott common shares received in exchange therefor. In such event, an ALZA stockholder's aggregate basis in the Abbott common shares so received would equal its fair market value, and the shareholder's holding period for such stock would begin the day after the merger.

TAX TREATMENT TO HOLDERS OF CONVERTIBLE DEBENTURES

    No gain or loss should be recognized by holders of the 5% debentures or the 5 1/4% debentures upon the completion of the merger. Such debentures will become convertible into Abbott common shares. However, upon subsequent conversion of a debenture, a holder will recognize gain to the extent that the fair market value of the Abbott common shares received, and/or any cash received in the case of 5 1/4% debentures, exceeds the holder's tax basis in the debenture. A holder of a 5% debenture or 5 1/4% debenture would not have recognized gain upon the conversion of the debenture into shares of ALZA common stock, although holders of a 5 1/4% debenture would have recognized gain to the extent cash received in lieu of shares of ALZA common stock exceeded the holder's tax basis in the debenture.

TAX TREATMENT TO HOLDERS OF WARRANTS

    No gain or loss will be recognized by holders of warrants to purchase ALZA common stock upon the conversion of such warrants into warrants to purchase Abbott common shares. Warrant holders will not recognize gain or loss upon the exercise of the warrants.

ANTICIPATED ACCOUNTING TREATMENT

    The merger is intended to qualify as a pooling-of-interests for accounting purposes. Under this method of accounting, the recorded historical cost basis of the assets and liabilities of Abbott and ALZA will be carried forward to the operations of the combined company at their historical recorded amounts. Results of operations of the combined company will include income of Abbott and ALZA for the entire fiscal period in which the combination occurs, and the historical results of operations of the separate companies for fiscal years prior to the merger will be combined and reported as the results of operations of the combined company. No adjustments have been made to the unaudited combined condensed pro forma financial information of Abbott and ALZA to conform the accounting policies of the combined company as the nature and amounts of such adjustments are not expected to be significant.

    Completion of the merger is conditioned upon receipt by each of Abbott and ALZA of a letter from its respective independent public accountants stating that, in their respective opinions, they concur with the conclusions of the management of Abbott and ALZA as to the appropriateness of pooling-of-interests accounting treatment for the merger under APB No. 16, if completed in accordance with the merger agreement. See "The Merger Agreement and the Merger--Conditions to Completion of the Merger." However, some of the conditions to be met to qualify for pooling-of-interests accounting treatment cannot be fully assessed until the passage of specified periods of time after the effective time of the merger, as certain of the conditions for pooling-of-interests accounting treatment address transactions occurring within such specified periods of time. Certain events, including certain transactions with respect to Abbott common shares or ALZA common stock by affiliates of Abbott and ALZA, respectively, could prevent the merger from qualifying as pooling-of-interests for accounting purposes. For information concerning certain restrictions to be imposed on the transferability of Abbott common shares to be received by affiliates in order, among other things, to ensure the availability of pooling-of-interests accounting treatment, see "The Merger Agreement and the Merger--Resale Restrictions."

    If, after completion of the merger, events occur that cause the merger to be deemed no longer to qualify for pooling-of-interests accounting treatment, the purchase method of accounting would be applied. The purchase method of accounting could have a material adverse effect on the reported operating results of Abbott as compared to pooling-of-interests accounting treatment. See "Risk Factors--Failure to qualify for pooling-of-interests accounting treatment may impact reported operating results."

RESALE RESTRICTIONS

    This proxy statement/prospectus does not cover resales of the Abbott common shares to be received by the stockholders of ALZA upon completion of the merger, and no person is authorized to make any use of this proxy statement/prospectus in connection with any such resale.

    All Abbott common shares received by ALZA stockholders in the merger will be freely transferable, except that Abbott common shares received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act of 1933) of ALZA may be resold by them only in transactions permitted by the resale provisions of Rule 145 (or Rule 144 in the case of such persons who become affiliates of Abbott) promulgated under the Securities Act of 1933 or as otherwise permitted under the Securities Act of 1933. Persons who may be deemed to be affiliates of Abbott or ALZA generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of Abbott or ALZA as well as significant stockholders.

    Securities and Exchange Commission guidelines regarding qualification for the use of the pooling-of-interests method of accounting also limit sales by affiliates of the acquiring and acquired companies in a business combination. Securities and Exchange Commission guidelines indicate further that the pooling-of-interests method of accounting generally will not be challenged on the basis of sales by affiliates of the acquiring or acquired company if they do not dispose of any of the shares they own or shares they receive in connection with a merger during the period beginning 30 days before the merger and ending when financial results covering at least 30 days of combined operations have been published. See "The Merger Agreement and the Merger--Anticipated Accounting Treatment."

    Pursuant to the merger agreement, ALZA has caused each of its affiliates to execute a written agreement restricting the disposition by such affiliate of the Abbott common shares to be received by such affiliate in the merger. Pursuant to the merger agreement, Abbott has caused each of its affiliates to execute a written agreement restricting the disposition by such affiliate of any Abbott common shares.

INTERESTS OF ALZA DIRECTORS AND OFFICERS IN THE MERGER THAT ARE DIFFERENT FROM
  YOUR INTERESTS

    In considering the recommendation of ALZA's board of directors with respect to the merger, stockholders should be aware that some of the members of ALZA's board of directors and some of ALZA's executive officers have interests in the merger that are in addition to the interests of stockholders of ALZA generally and that could potentially represent conflicts of interest.

    Some of the members of ALZA's board of directors and some of ALZA's executive officers have personal interests in the merger that are different from yours.

    - All outstanding options to purchase ALZA common stock, including those held by officers and directors of ALZA, will fully vest at the effective time of the merger and will become options to purchase Abbott common shares, subject to adjustment to reflect the exchange ratio. Absent the merger, these options would have vested according to the vesting schedule of each option agreement. Based upon the options outstanding as of August 13, 1999, options held by ALZA's executive officers and directors relating to 1,051,735 shares of ALZA common stock will vest at the effective time of the merger.

    - Restrictions on 159,145 shares of restricted stock held by executive officers of ALZA, which shares constitute substantially all of the restricted stock held by executive officers of ALZA, will lapse at the effective time of the merger and the shares will be converted to Abbott common shares, subject to adjustment to reflect the exchange ratio.

    - The executive officers of ALZA will be entitled to severance payments and payments in connection with agreements not to compete with ALZA in the event of the termination of their employment following the merger.

    - Some current executive officers of ALZA will remain executive officers of ALZA after the merger.

    Each share of ALZA common stock held by ALZA's directors, executive officers and their affiliates at the effective time of the merger will, upon completion of the merger, along with all other ALZA common stock, be converted into the right to receive 1.2 Abbott common shares.

    ALZA's board of directors was aware of these interests and considered them, among other matters, when approving the merger.

    ALZA's directors, executive officers and their affiliates, including any person who served as a director or executive officer of ALZA at any time during 1998, beneficially owned, as of August 13, 1999, less than 1% of ALZA's outstanding common stock. Abbott's directors, executive officers and their affiliates, including any person who served as a director or executive officer of Abbott at any time during 1998, did not beneficially own, as of August 13, 1999, any shares of ALZA's common stock.

AMENDED EXECUTIVE AGREEMENTS

    On June 11, 1999, the Compensation and Benefits Committee of ALZA's board of directors authorized and approved amendments to the Executive Agreements between ALZA and each of its executive officers listed below, which amendments have been entered into by ALZA and those executive officers. The Executive Agreements were originally entered into in 1995 with individuals who were executive officers at that time; identical agreements were later entered into with three additional executive officers upon their promotion to that status. The purpose of the Executive Agreements is to provide for severance benefits in the event of termination of the executive's employment by ALZA or its successor, other than for "cause," or by the executive for "good reason," in either case at or within 24 months following a "change in control" of ALZA, each as defined in the Executive Agreements. The merger would constitute a change in control for purposes of the Executive Agreements. The amendments to the Executive
Agreements:

    - provide for severance benefits of 2.5 times the executive's annual cash compensation (an increase from two times annual compensation in the original agreements);

    - provide for a gross-up, on a pro rata basis, for any excise tax that may be payable by the executive under Section 4999 of the Internal Revenue Code, and any income and employment taxes on the gross-up payment, with respect to severance payments that are not attributable to the acceleration of equity-based awards to the executive;

    - eliminate a provision in the original Executive Agreements that reduced the amount of severance benefits if the executive's employment was terminated more than one year, but less than two years, after a change in control;

    - eliminate a provision in the original Executive Agreements that provided for the executive to receive lump-sum cash payments for his or her stock options, which in the case of nonqualified stock options, was based on the higher of the stock price at the time of employment termination or the highest price paid in a "change in control" transaction, as defined in the Executive Agreements, and in the case of incentive stock options, was based on the stock price at the time of termination of employment; and

    - provide that the executives will enter into a noncompetition agreement for a period of one-year following the executive's termination for which the executive would receive four quarterly payments of $25,000.

NAME                                                            TITLE
-------------------------------------  -------------------------------------------------------
James Butler.........................  Group Vice President, ALZA Pharmaceuticals

Bruce Cozadd.........................  Senior Vice President and Chief Financial Officer

Harold Fethe.........................  Senior Vice President, Human Resources

Ronald Haak..........................  Senior Vice President, Technical Development

Robert Myers.........................  Senior Vice President, Commercial Development

Samuel Saks..........................  Senior Vice President, Medical Affairs

Peter Staple.........................  Senior Vice President and General Counsel

Janne Wissel.........................  Senior Vice President, Operations

James Young..........................  Group Vice President, ALZA Technologies

    On June 21, 1999, following approval of the merger agreement, ALZA's board of directors approved, and ALZA entered into, an Executive Agreement with Dr. Mario that is substantially the same as the amended Executive Agreements described above, except that Dr. Mario's Executive Agreement provides for severance payments equal to three times his annual cash compensation, but not less than $4.5 million, a 1999 bonus payment of $750,000 and a four-year post-termination noncompetition agreement for which he would receive payments of $31,250 per quarter. Dr. Mario had not previously been party to an Executive Agreement.

INDEMNIFICATION AND INSURANCE

    The merger agreement provides that the certificate of incorporation and bylaws of ALZA following the merger will contain, and provides that Abbott shall cause ALZA following the merger to fulfill and honor, provisions with respect to indemnification and exculpation that are substantially identical to those set forth in the certificate of incorporation and bylaws of ALZA as of the date of the merger agreement; and further provides that those provisions will not be amended, repealed or otherwise modified for a period of six years after the completion of the merger in any manner that would adversely affect the rights thereunder of any person who is or was a director or officer of ALZA at any time before the completion of the merger, or who serves or has in the past served at the request of ALZA as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or employee benefit plan or enterprise at any time before the completion of the merger. In addition, for a period of six years after the completion of the merger, Abbott will cause ALZA to maintain in effect, to the extent available, directors' and officers' liability insurance covering those persons who were covered on June 21, 1999 by the directors' and officers' liability insurance policy maintained by ALZA on terms comparable to the directors' and officers' liability insurance policy maintained by ALZA on June 21, 1999, but Abbott is not required to expend in excess of 150% per year of the annual premium paid by ALZA on June 21, 1999 for such coverage. In the alternative, Abbott can obtain prepaid policies that provide such directors and officers with coverage for an aggregate period of six years with respect to claims arising from facts or events that occurred on or before the effective time of the merger, for a premium not in excess of the aggregate of the premiums described in the preceding sentence.

CO-PROMOTION AGREEMENTS

    Abbott and ALZA entered into two co-promotion agreements on June 21, 1999. The co-promotion agreements provide that Abbott will assist ALZA in promoting Ditropan XL-Registered Trademark- in the United States. The first co-promotion agreement terminates 90 days after Abbott begins promoting Ditropan XL, but may be extended by Abbott for one-month terms until April 30, 2000, unless terminated earlier under the provisions of that agreement. The second co-promotion agreement extends from 30 days after the date, if applicable, that the merger agreement is terminated until June 30, 2004, unless the second co-promotion agreement is terminated earlier under its terms. Each co-promotion agreement provides that Abbott will make a specific number of presentations, or sales calls, to medical personnel. If ALZA desires to increase the number of sales calls that are made, ALZA must first give Abbott the right to make those calls before entering into an agreement with another party.

    Under the first co-promotion agreement, ALZA will pay Abbott a total of $3,150,000 as compensation for making 45,000 sales calls during the 90-day term of that agreement, as long as net sales of Ditropan XL exceed $7,000,000 over the period July 1, 1999 through the end of the 90-day term. If Abbott makes less than 45,000 sales calls, ALZA will pay a reduced amount in proportion to the number of sales calls Abbott made. If the first co-promotion agreement is extended, ALZA will pay Abbott $1,050,000 if Abbott makes 15,000 sales calls in each month that the agreement is extended and net sales of Ditropan XL exceed $2,333,333 for that month.

    Under the second co-promotion agreement, ALZA will pay Abbott 15% of the net sales of Ditropan XL as compensation for making 45,000 sales calls every three months. If Abbott makes less than 45,000 sales calls in a three-month period, ALZA will pay Abbott an amount in proportion to the number of sales calls Abbott made in that three-month period, and pay the balance in the next three-month period if Abbott makes up for a variance of 10% or less of the expected number of sales calls. In addition, both co-promotion agreements provide that ALZA must first offer to Abbott the right to co-promote and/or license
OROS-Registered Trademark- Methylphenidate in the United States before offering that right to another party.

                     MARKET PRICES AND DIVIDEND INFORMATION

    Abbott common shares are principally traded on the New York Stock Exchange under the symbol "ABT," and shares of ALZA common stock are traded on the New York Stock Exchange under the symbol "AZA." Abbott common shares are also listed on the Chicago Stock Exchange and the Pacific Exchange and are traded on the Boston, Cincinnati and Philadelphia Exchanges. Outside the United States, Abbott common shares are listed on the London Stock Exchange and the Swiss Stock Exchange. The following table sets forth, for the periods indicated, the range of high and low per share sales prices for Abbott common share and ALZA common stock as reported on the New York Stock Exchange, as well as information concerning quarterly cash dividends declared on such shares.

                                                                                    SHARES OF ALZA
                                              ABBOTT COMMON SHARES                   COMMON STOCK
                                        --------------------------------   --------------------------------
                                         HIGH        LOW      DIVIDENDS     HIGH        LOW      DIVIDENDS
                                        -------    -------    ----------   -------    -------    ----------
1997
First Quarter.......................... $30 1/4    $24 7/8        $0.135   $31 3/8    $24 3/4           --
Second Quarter.........................  34 7/16    26 7/16        0.135    31 3/8     25 1/2           --
Third Quarter..........................  34 1/4     29 3/8         0.135    32 1/2     28 1/16          --
Fourth Quarter.........................  34 5/8     28 1/2         0.135    31 13/16   24 7/8           --

1998
First Quarter.......................... $39 7/16   $32 1/2        $0.15    $45 9/16   $30 7/8           --
Second Quarter.........................  42 11/16   34 7/8         0.15     52 7/8     40 1/2           --
Third Quarter..........................  45 11/16   36 5/8         0.15     45 1/2     33 3/4           --
Fourth Quarter.........................  50 1/16    39             0.15     54         38 9/16          --

1999
First Quarter.......................... $51 7/16   $43            $0.17    $55 3/4    $37 13/16         --
Second Quarter.........................  53 5/16    41 15/16       0.17     51 1/16    31               --
Third Quarter (through August 13,
  1999)................................  45 11/16   40 11/16          --    52 3/16    46 13/16         --

    Abbott's market prices and dividends declared have been adjusted to reflect a May 1998 2-for-1 stock split. ALZA has never paid cash dividends on its common stock and will not pay dividends before the merger. After the merger, Abbott expects to continue to pay a regular quarterly cash dividend. The payment of dividends by Abbott in the future, however, will depend on business conditions, Abbott's financial condition and earnings, and other factors.

                  COMPARISON OF RIGHTS OF ABBOTT SHAREHOLDERS
                             AND ALZA STOCKHOLDERS

    The rights of ALZA stockholders are currently governed by Delaware corporate law and ALZA's certificate of incorporation and by-laws. Upon completion of the merger, ALZA stockholders will become shareholders of Abbott and their rights as Abbott shareholders will be governed by Illinois corporate law and Abbott's articles of incorporation and by-laws. There are a number of differences between the rights of Abbott shareholders and ALZA stockholders. The following is a brief summary of the material differences between the rights of Abbott shareholders and the rights of ALZA stockholders, and is qualified in its entirety by reference to the relevant provisions of Delaware corporate law and Illinois corporate law and by Abbott's articles of incorporation and by-laws and ALZA's certificate of incorporation and by-laws, which charter documents are incorporated by reference as exhibits to the registration statement of which this proxy statement/prospectus is a part.

AUTHORIZED CAPITAL

    ABBOTT. The total number of shares of all classes that Abbott is authorized to issue is 2,401,000,000, of which 1,000,000 are preferred shares and 2,400,000,000 are common shares. On August 11, 1999, there were no preferred shares outstanding and 1,521,425,665 Abbott common shares outstanding. Neither under the merger agreement nor otherwise is Abbott prohibited from issuing additional Abbott common shares or preferred shares.

    ALZA. The total number of shares of all classes of stock that ALZA is authorized to issue is 300,100,000, of which 100,000 are preferred stock and 300,000,000 are common stock. On August 11, 1999, there were no shares of preferred stock outstanding and 101,686,193 shares of ALZA common stock outstanding. ALZA's certificate of incorporation and by-laws do not prohibit ALZA from issuing additional ALZA common stock or ALZA preferred stock. Under the merger agreement, however,

ALZA is prohibited from issuing additional ALZA common stock or ALZA preferred stock, except for ALZA common stock issued pursuant to options and other awards outstanding as of June 21, 1999 under ALZA's stock plans or as is otherwise permitted under the merger agreement.

VOTING RIGHTS

    ABBOTT. The holders of Abbott common shares are entitled to one vote per share on each matter submitted to a vote at a meeting of shareholders. Under Illinois corporate law, Abbott is required to have cumulative voting unless its articles of incorporation provide otherwise. Abbott's articles of incorporation provide that each shareholder may cumulate votes in the election of directors and give one candidate the number of votes equal to the number of directors multiplied by the number of the shareholder's shares or to distribute those cumulative votes in any proportion among the candidates.

    ALZA. The holders of shares of ALZA common stock are entitled to one vote per share on each matter submitted to a vote at a meeting of stockholders. ALZA's certificate of incorporation does not provide for cumulative voting in the election of directors. The absence of cumulative voting rights effectively means that the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all directors to be selected at that meeting, thereby precluding minority stockholder representation on ALZA's board of directors.

BOARD OF DIRECTORS

    ABBOTT. Abbott's by-laws provide that Abbott's entire board of directors is elected each year.

    ALZA. ALZA's by-laws provide that ALZA's board of directors is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of ALZA's board of directors is elected each year.

NUMBER, ELECTION, VACANCY AND REMOVAL OF DIRECTORS

    ABBOTT. Abbott's board of directors currently has 13 members. The number of directors may be changed by a resolution adopted by Abbott's board of directors and may also be changed by Abbott's shareholders under Illinois corporate law. The term of each director expires at the next annual meeting of shareholders following his or her election.

    Abbott's by-laws provide that vacancies and newly created directorships shall be filled by a majority of directors then in office, even if less than a quorum. According to Abbott's by-laws, not more than one-third of the directors of Abbott may be selected to fill vacancies in this manner during any period between shareholder meetings.

    Abbott's articles of incorporation do not address removal of directors. As such, Illinois corporate law provides that the holders of a majority of the outstanding shares entitled to vote at an election of directors may remove any director, with or without cause, at a meeting of shareholders. However, if less than the entire board of directors of Abbott is to be removed, no director may be removed, with or without cause, if the votes cast against that director's removal would be sufficient to elect that director if those votes were cumulated at an election of the entire board of directors.

    ALZA. ALZA's board of directors currently has eight members. The number of directors may be changed by a resolution adopted by ALZA's board of directors. Each director of ALZA serves until the annual meeting of stockholders in the year in which his or her term expires and his or her successor is duly elected and qualified.

    ALZA's by-laws provide that vacancies and newly created directorships shall be filled by a majority of directors then in office, even if less than a quorum.

    ALZA's certificate of incorporation provides that any ALZA director may be removed only for cause by the affirmative vote of the holders of a majority of the shares then entitled to vote for the election of directors.

STOCKHOLDER ACTION BY WRITTEN CONSENT

    ABBOTT. Under Illinois corporate law, unless otherwise provided in a corporation's articles of incorporation, any action required to be taken by the corporation's shareholders at a meeting of shareholders may be taken without a meeting and without a vote if a consent in writing is signed by holders of shares having at least the number of votes necessary at a shareholder meeting. Abbott's articles of incorporation are silent on this matter so Abbott's shareholders may act by written consent.

    ALZA. Under Delaware corporate law, unless otherwise provided in a corporation's certificate of incorporation, any action required or permitted to be taken by the corporation's stockholders may be effected by less than unanimous consent without prior notice and without a vote. However, ALZA's certificate of incorporation and by-laws provide that any action required or permitted to be taken by the stockholders of the corporation must be taken at a duly called annual or special meeting of such holders and may not be taken by a consent in writing by any such holders.

SPECIAL STOCKHOLDER MEETINGS

    ABBOTT. Abbott's by-laws provide that special meetings of the shareholders of the corporation may be called only by:

    - the board of directors;

    - the chairman of the board of directors;

    - the chief executive officer;

    - the president; or

    - the holders of not less than one-fifth of all outstanding shares entitled to vote on the matter for which the meeting is called.

    ALZA. ALZA's certificate of incorporation and by-laws provide that special meetings of the stockholders of the corporations may be called only by:

    - the board of directors;

    - the chairman of the board of directors; or

    - the president.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS OTHER THAN ELECTION OF
  DIRECTORS

    ABBOTT. Abbott's by-laws provide that a shareholder must give advance written notice to bring matters, other than nominations for election as a director, before an annual meeting of shareholders. Abbott's by-laws provide that a shareholder's notice must be delivered to, or mailed and received, at the principal executive offices of Abbott:

    - not earlier than October 1 nor later than the first business day of January prior to the annual meeting; or

    - if the annual meeting is not in April and less than 65 days' notice or prior public disclosure of the date of an annual meeting is given or made to shareholders, a shareholder's notice must be received not later than the close of business on the fifteenth day following the date on which Abbott mailed its annual meeting notice or such public disclosure was made, whichever first occurs.

    Abbott's by-laws require that, to be in proper form, a shareholder's notice must contain:

    - a brief description of the business the shareholder desires to bring before the annual meeting and the reasons for conducting the business at the annual meeting;

    - the shareholder's name and address;

    - the class and number of shares of capital stock that the shareholder beneficially owns; and

    - any material interest the shareholder has in the proposal.

    ALZA. ALZA's by-laws provide that a stockholder must give advance written notice to bring matters, other than nominations for election as a director, before an annual meeting of stockholders. ALZA's by-laws provide that a written stockholder's notice must be delivered to the Secretary of ALZA:

    - not less than 75 days prior to the first anniversary of the date on which ALZA first mailed its proxy materials for the preceding year's annual meeting of stockholders; or

    - if the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the preceding year's annual meeting, notice by the stockholder must be delivered not later than the later of:

          -- 90 days prior to the annual meeting; and

          -- the tenth day following the day on which ALZA makes the public announcement of the date of the meeting.

    ALZA's by-laws require that, to be in proper form, a stockholder's notice must contain:

    - the stockholder's name and address;

    - any material interest the stockholder has in the proposal; and

    - any other information concerning the person making the proposal and the proposal itself that is required to be disclosed in solicitations for proxies for the proposal by the Securities and Exchange Commission rules.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS

    ABBOTT. Abbott's by-laws also require advance notice from shareholders who want to nominate candidates for election as directors. Abbott's by-laws provide that a shareholder's notice must be delivered to or mailed and received at the principal executive offices of Abbott:

    - not earlier than October 1 nor later than the first business day of January prior to the annual meeting; or

    - if the annual meeting is not in April and less than 65 days' notice or prior public disclosure of the date of an annual meeting is given or made to shareholders, a shareholder's notice must be received not later than the close of business on the fifteenth day following the day on which Abbott mailed its annual meeting notice or such public disclosure was made, whichever first occurs.

    Abbott's by-laws require that, to be in proper form, a shareholder's notice must contain:

    - as to each person whom the shareholder proposes to nominate for election or re-election as a director:

          -- the nominee's name, age, business address and residence address;

          -- the nominee's principal occupation or employment;

          -- the class and number of shares of capital stock that the nominee beneficially owns;

          -- the nominee's signed consent to serve as a director of the corporation if elected;

          -- any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Securities and Exchange Commission rules; and

          -- any other information as Abbott may reasonably require to determine the nominee's eligibility to serve as a director; and

    - as to the shareholder giving the notice:

          -- the shareholder's name and record address; and

          -- the class and number of shares of capital stock that the shareholder beneficially owns.

    ALZA. ALZA's by-laws also require advance notice from stockholders who want to nominate candidates for election as directors. ALZA's by-laws provide that a written stockholder's notice must be delivered to the Secretary of ALZA:

    - not less than 75 days prior to the first anniversary of the date on which ALZA first mailed its proxy materials for the preceding year's annual meeting of stockholders; or

    - if the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the preceding year's annual meeting, notice by the stockholder must be delivered not later than the later of:

          -- 90 days prior to the annual meeting; and

          -- the tenth day following the day on which ALZA makes the public announcement of the date of the meeting.

    ALZA's by-laws require that, to be in proper form, a stockholder's notice must contain:

    - the name and address of the nominee;

    - the name and address of the stockholder giving notice;

    - any other information relating to the nominee or the stockholder giving notice that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Securities and Exchange Commission rules; and

    - the duly executed written consent of the nominee to serve as director if elected.

TRANSACTIONS WITH INTERESTED STOCKHOLDERS

    ABBOTT. Abbott is governed by the provisions of section 11.75 of Illinois corporate law. Section 11.75 provides that a merger, consolidation or disposition of assets or securities involving an "interested shareholder," defined as a person beneficially owning 15% or more of a corporation's voting stock, would be prohibited for three years following the date such person became an interested shareholder unless:

    - before such person became an interested shareholder, the board of directors of the corporation approved the transaction in which the interested shareholder became an interested shareholder;

    - upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

    - following the transaction in which such person became an interested shareholder, the transaction is approved by the board of directors and authorized at a meeting of shareholders by the affirmative vote of the holders of two-thirds of the outstanding voting stock not owned by the interested shareholder.

    Section 7.85 of Illinois corporate law provides an extra protection for Illinois interested shareholder transactions by requiring any business combination to be approved by at least 80% of the combined voting power of outstanding shares of all classes and two-thirds of the disinterested shares. The higher voting requirements of this provision do not apply to a transaction if:

    - two-thirds of the disinterested directors approve the transactions; or

    - certain price and procedure requirements of section 7.85 are satisfied.

    Sections 7.85 and 11.75 only apply to Illinois corporations which have a class of voting shares that (1) is listed on a national securities exchange, (2) is quoted on an interdealer quotation system such as NASDAQ or (3) is held of record by more than 2,000 shareholders. An Illinois corporation may elect not to be governed by sections 7.85 and 11.75 in its original articles of incorporation or an amendment thereto or in its bylaws, which amendment must be approved by a majority shareholder vote and may not be further amended by the board of directors. Abbott is governed by sections 7.85 and 11.75 of Illinois corporate law.

    ALZA. Under section 203 of Delaware corporate law, a Delaware corporation is also prohibited from engaging in a business combination with an interested stockholder for a period of three years following the date such person became an interested stockholder unless certain conditions are satisfied. The definition of "interested stockholder" and the conditions to be satisfied are the same as under section 11.75 of Illinois corporate law.

    In addition to the provisions required by Delaware corporate law, ALZA's certificate of incorporation sets forth an 80% stockholder approval requirement for mergers and other similar transactions involving substantial stockholders. ALZA's certificate of incorporation generally prohibits:

    - a merger or consolidation;

    - a sale, exchange, lease or other disposition of assets having a value equal to 30% or more of ALZA's assets;

    - an issuance of securities of ALZA or a subsidiary; or

    - a recapitalization of ALZA's securities

if that transaction involves a "related person," defined as a beneficial owner of 20% or more of ALZA's outstanding voting stock, unless the business combination:

    - is approved by a majority of ALZA's continuing directors;

    - is between ALZA and a wholly owned subsidiary of ALZA; or

    - satisfies certain fair price criteria and procedural requirements designed to ensure that ALZA's stockholders receive a fair price for their shares.

AMENDMENTS TO CERTIFICATES OF INCORPORATION AND BY-LAWS

    ABBOTT. Under Illinois corporate law, amendments to a corporation's articles of incorporation must be adopted by the action of the board of directors and approved by two-thirds of all votes entitled to vote on that amendment. Additionally, if any class or series of shares is entitled to vote as a class, the proposed amendment must be approved by at least two-thirds of the votes of the shares of each class or series of shares entitled to vote as a class. Illinois corporate law permits a corporation to decrease the voting requirement. Abbott's articles of incorporation do not provide for a decrease of the voting requirement. Illinois corporate law also permits certain non-economic changes to be made to a corporation's articles of incorporation with the approval of a majority of the entire board of directors, without shareholder approval.

    Abbott's by-laws provide that the by-laws may be made, altered, amended or repealed by the shareholders by a majority vote of the outstanding voting shares or Abbott's board of directors by a majority vote of the directors.

    ALZA. Under Delaware corporate law, amendments to a corporation's certificate of incorporation must be approved by the board of directors, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote for the amendment, and the affirmative vote of the holders of a majority of the outstanding stock of each class entitled to vote for the amendment, unless a higher vote is required by the corporation's certificate of incorporation. ALZA's certificate of incorporation does provide that a higher vote is required for amendments relating to (1) business combinations and (2) number, classification, term of office and the filling of vacancies on ALZA's board of directors.

    ALZA's by-laws provide that the by-laws may be amended or repealed or new by-laws may be adopted by the stockholders or the board of directors by a majority vote of the outstanding voting shares or directors, except that amendments relating to (1) business combinations and (2) number, classification, term of office and the filling of vacancies on ALZA's board of directors may only be amended as described below.

    To amend the provisions of ALZA's certificate of incorporation and by-laws relating to business combinations, ALZA's certificate of incorporation and by-laws require the approval of:

    - 80% of ALZA's board of directors;

    - a majority of the continuing directors; and

    - 80% of the outstanding voting stock,

unless the amendment of that provision is recommended to the stockholders by a resolution adopted by a majority of ALZA's board of directors and 80% of the continuing directors.

    To amend the provisions of ALZA's certificate of incorporation and by-laws relating to the number, classification, term of office and the filling of vacancies on ALZA's board of directors, ALZA's certificate of incorporation and by-laws also require the approval of:

    - 75% of ALZA's board of directors; and

    - 80% of the voting stock of ALZA entitled to vote in an election of directors.

MERGER OR SALE OF ASSETS

    ABBOTT. Abbott's articles of incorporation contain no provisions governing a merger or the sale of all or substantially all of its property and assets, but Illinois corporate law requires such transactions to be approved by holders of two-thirds of the outstanding stock entitled to vote thereon.

    ALZA. ALZA's certificate of incorporation contains no provisions governing a merger or the sale of all or substantially all of its property and assets, but Delaware corporate law, unlike Illinois corporate law, requires such transactions to be approved by holders of a simple majority of the outstanding stock entitled to vote thereon.

INDEMNIFICATION

    ABBOTT. Section 8.75 of Illinois corporate law provides that a corporation may indemnify any person who is a party or is threatened to be made a party to any action, suit or proceeding brought or threatened by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving as such with respect to another corporation at the request of the corporation, if that person acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his or her actions were unlawful.

    Abbott's articles of incorporation provide that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, because he or she is or was a director, officer, employee or agent of Abbott, or is or was serving at the request of Abbott as a director, officer, employee or agent of another corporation or other enterprise, must, in the case of persons who are or were directors or officers of Abbott, and may, as to other persons, be indemnified (and Abbott must, in the case of persons who are or were directors or officers of Abbott, and may, as to other persons, advance expenses incurred in defending those actions, suits or proceedings) to the fullest extent permitted by law.

    ALZA. Section 145 of Delaware corporate law also permits a corporation to indemnify officers, directors, employees and agents for certain actions. The provisions of section 145 of Delaware corporate law are substantially the same as the provisions of section 8.75 of Illinois corporate law with respect to such indemnification.

    ALZA's certificate of incorporation and by-laws provide that any person who was or is made a party or is threatened to be made a party to any action, suit or proceeding because he or she is or was a director, officer or employee of ALZA, or is or was serving at the request of ALZA as a director, officer, employee, agent or trustee of another corporation or other enterprise, must be indemnified and held harmless by ALZA against all expense reasonably incurred or suffered by such person in connection therewith if that person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of ALZA. ALZA must indemnify any such person seeking indemnification in connection with a proceeding initiated by that person only if the proceeding was authorized by ALZA's board of directors. ALZA's by-laws further provide that the right to indemnification includes the right to have ALZA pay the expenses incurred in defending any such proceeding in advance of its final disposition if that director or officer undertakes to repay all amounts so advanced if ultimately it is determined that such director or officer is not entitled to be indemnified.

DIVIDENDS

    ABBOTT. Under Illinois corporate law, no distribution to shareholders may be made if, after giving it effect:

    - the corporation would be insolvent; or

    - the net assets of the corporation would be less than zero or less than the maximum amount payable at the time of distribution to shareholders having preferential rights in liquidation if the corporation were then to be liquidated.

    In addition, Abbott's articles of incorporation provide that before any dividends on the common shares or on any other class or classes of shares ranking junior to the preferred shares with respect to payment of dividends can be paid or declared or set apart for payment, the holders of preferred shares are entitled to receive when and as declared by Abbott's board of directors, cumulative cash dividends, out of any funds legally available for the declaration of dividends. No dividends will be paid on any series of the preferred shares in respect of any dividend period unless all cumulative dividends accrued prior to that dividend period with respect to all preferred shares of each other series have been paid or declared and set aside for payment. Holders of Abbott's common shares are entitled to dividends if, as and when Abbott's board of directors declares dividends payable out of funds legally available for distribution. Under the merger agreement, Abbott is prohibited from declaring, setting aside or paying any dividend payable in cash, stock, other than Abbott common shares, or property in respect of any capital stock, except for regular quarterly cash dividends or a dividend that would be received by ALZA's stockholders on an equivalent basis per Abbott common share after the effective time of the merger.

    ALZA. Under Delaware corporate law, a corporation's board of directors may declare and pay dividends upon the shares of its capital stock either:

    - out of its surplus; or

    - in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

ALZA's certificate of incorporation does not provide any additional provisions relating to the payment of dividends. Under the merger agreement, ALZA is prohibited from declaring, setting aside or paying any dividend payable in cash, stock or property in respect of any capital stock.

LIMITATIONS ON DIRECTOR'S LIABILITY

    ABBOTT. Abbott's articles of incorporation and Illinois corporate law each provide that a director shall not be personally liable to the corporation or its stockholders for monetary damages arising out of the director's breach of his or her fiduciary duty as a director, except:

    - for any breach of a director's duty of loyalty to the corporation or its stockholders;

    - for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

    - for unlawful payment of dividends or other unlawful acts after the dissolution of the corporation; or

    - for any transaction from which the director derived an improper benefit.

The provision does not eliminate or limit the liability of a director for any act or omission occurring before the date the provision became effective.

    ALZA. ALZA's certificate of incorporation and Delaware corporate law each provide a provision limiting the liability of a director that is substantially the same as the provision limiting the liability of a director in Abbott's articles of incorporation and Illinois corporate law.

DISSENTERS' OR APPRAISAL RIGHTS

    ABBOTT. Under Illinois corporate law, shareholders are entitled to dissent from and obtain payment for his or her shares in the event of any of the following corporate actions:

    - mergers and share exchanges if shareholder authorization is required for the transaction by Illinois corporate law or the corporation's articles of incorporation;

    - the sale, lease or exchange of all or substantially all of the corporate assets; or

    - amendments to the articles of incorporation that materially and adversely affect rights in respect of a dissenter's shares.

    ALZA. Under Delaware corporate law, appraisal rights may be available in connection with a statutory merger or consolidation in certain specific situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger or consolidation. In addition, no appraisal rights are available to holders or shares of any class of stock which is either:
(1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (2) held of record by more than 2,000 stockholders, unless such stockholders are required by the terms of the merger or consolidation to accept anything other than:

    - shares of the surviving corporation;

    - shares of stock that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders;

    - cash in lieu of fractional shares; or

    - any combination of the foregoing.

Stockholders do not have dissenters' appraisal rights with respect to any transaction involving the sale, lease or exchange of all or substantially all of the assets of the corporation.

    Stockholders who perfect their appraisal rights are entitled to receive cash from the corporation equal to the value of their shares as established by judicial appraisal. Corporations may enlarge these statutory rights by including in their certificate of incorporation a provision allowing the appraisal rights in any merger or consolidation in which the corporation is a constituent corporation. ALZA's certificate of incorporation does not enlarge these rights.

                             ADDITIONAL INFORMATION

DEADLINE FOR ALZA STOCKHOLDER PROPOSALS AND ABBOTT SHAREHOLDER PROPOSALS

ALZA'S 2000 ANNUAL MEETING

    If the merger is not completed, ALZA will hold an annual meeting in the year 2000. If such meeting is held, ALZA stockholders must deliver any proposals which they intend to present at such meeting to ALZA no later than December 6, 1999.

    Separate from the requirements described above concerning the notice required for a proposal to be included in the proxy statement distributed by ALZA, ALZA's by-laws also provide for certain advance notice of nominations by stockholders for election of stockholder nominees as directors at an annual meeting, and proposals for the inclusion of other business at an annual meeting of stockholders, even if such nominations or proposals are not to be included in the ALZA proxy statement. In addition to meeting other requirements specified in ALZA's by-laws, the required notice by the stockholder for the annual meeting in the year 2000 must be received in writing by the Secretary of ALZA no later than January 16, 2000; provided, however, that if the date of the annual meeting to be held in the year 2000 is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the 1999 annual meeting, the stockholder's notice must be received no later than the close of business on the later of (1) the 90th day prior to such annual meeting or (2) the 10th day following the day on which public announcement of the meeting is first made.

ABBOTT'S 2000 ANNUAL MEETING

    Shareholder proposals for presentation at Abbott's 2000 annual meeting must be received by Abbott no later than November 9, 1999 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for Abbott's 2000 meeting.

    An Abbott shareholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the chairman of the nominations and board affairs committee or the Secretary of Abbott. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve.

    An Abbott shareholder may directly nominate persons for director only by complying with the following procedure: the shareholder must submit the names of such persons in writing to the Secretary of Abbott not earlier than the October 1 nor later than the first business day of January prior to the date of the annual meeting. The nominations must be accompanied by a statement setting forth the name, age, business address, residence address, principal occupation, qualifications, and number of Abbott common shares owned by the nominee and the name, record address, and number of Abbott common shares owned by the shareholder making the nomination. An Abbott shareholder may properly bring business before the annual meeting only by complying with the following procedure: the shareholder must submit to the Secretary of Abbott, not earlier than the October 1 nor later than the first business day of January prior to the date of the annual meeting, a written statement describing the business to be discussed, the reasons for conducting such business at the annual meeting, the name, record address, and number of Abbott common shares owned by the shareholder making the submission, and a description of any material interest of the shareholder in such business.

LEGAL MATTERS

    The validity of the securities to be issued in the merger and the federal income tax consequences of the merger to Abbott will be passed upon for Abbott by Mayer, Brown & Platt, Chicago, Illinois. The support for the discussion set forth under "The Merger Agreement and the Merger--Material Federal Income Tax Consequences" in this proxy statement/prospectus and the federal income tax consequences of the merger to ALZA and its stockholders will be passed upon for ALZA by Heller Ehrman White & McAuliffe, Palo Alto, California.

EXPERTS

    Arthur Andersen LLP, independent public accountants, have audited Abbott's consolidated financial statements and schedules included in the Annual Report on Form 10-K for the year ended December 31, 1998, as indicated in their reports, which is incorporated by reference in this registration statement. The consolidated financial statements and schedules are incorporated by reference in reliance on Arthur Andersen LLP's report, which is given on their authority as experts in accounting and auditing.

    Ernst & Young LLP, independent auditors, have audited ALZA's consolidated financial statements and schedule included in ALZA's Annual Report on Form 10-K for the year ended December 31, 1998, as set forth in their report, which is incorporated by reference in this proxy statement/prospectus. ALZA's consolidated financial statements and schedule are incorporated by reference in reliance on Ernst & Young's report, given on their authority as experts in accounting and auditing. Ernst & Young have audited ALZA's restated consolidated financial statements and schedule to reflect the combined results of ALZA and SEQUUS upon completion of the merger which was accounted for as a pooling-of-interests, included in ALZA's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 1999, as set forth in their report, which is incorporated by reference in this proxy statement/prospectus. ALZA's restated consolidated financial statements and schedules are incorporated by reference in reliance on Ernst & Young's report, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

    Abbott has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 that registers the distribution of the Abbott common shares to be issued to ALZA stockholders in connection with the merger. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Abbott and Abbott common shares. The rules and regulations of the Securities and Exchange Commission allow Abbott and ALZA to omit certain information included in the registration statement from this proxy statement/prospectus.

    In addition, Abbott and ALZA file reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You may read and copy this information at the following locations of the Securities and Exchange Commission:

Public Reference Room              New York Regional Office           Chicago Regional Office
450 Fifth Street, N.W.             7 World Trade Center               Citicorp Center
Room 1024                          Suite 1300                         500 West Madison Street
Washington, D.C. 20549             New York, New York 10048           Suite 1400
1-800-SEC-0330                                                        Chicago, Illinois 60661-2511

    You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates.

    The Securities and Exchange Commission also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, like Abbott and ALZA, that file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov.

    You can also inspect reports, proxy statements and other information about Abbott and ALZA at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    The Securities and Exchange Commission allows Abbott and ALZA to "incorporate by reference" information into this proxy statement/prospectus. This means that the companies can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered to be a part of this proxy statement/prospectus, except for any information that is superseded by information that is included directly in this document.

    This proxy statement/prospectus incorporates by reference the documents listed below that Abbott and ALZA have previously filed with the Securities and Exchange Commission. They contain important information about Abbott and ALZA and their financial condition.

ABBOTT'S FILINGS WITH THE COMMISSION                                               PERIOD
--------------------------------------------------------  --------------------------------------------------------
Annual Report on Form 10-K..............................  Year ended December 31, 1998

Quarterly Report on Form 10-Q...........................  Quarters ended:

                                                          - March 31, 1999

                                                          - June 30, 1999

Current Report on Form 8-K..............................  Filed on June 30, 1999

The description of Abbott common shares set forth in Abbott's registration statement filed on Form S-3 on July 23, 1999, including any amendment or report filed with the Securities and Exchange Commission for the purpose of updating such description

ALZA'S FILINGS WITH THE COMMISSION                                                 PERIOD
--------------------------------------------------------  --------------------------------------------------------
Annual Report on Form 10-K..............................  Year ended December 31, 1998, as amended by the form
                                                            10-K/A filed April 19, 1999

Quarterly Report on Form 10-Q...........................  Quarters ended:

                                                          - March 31, 1999

                                                          - June 30, 1999

Current Reports on Form 8-K.............................  Filed on:

                                                          - March 16, 1999

                                                          - May 12, 1999

                                                          - June 25, 1999

The description of ALZA's capital stock set forth in ALZA's registration statement on Form 8-A filed on May
  14, 1992, including any amendment or report filed with the Securities and Exchange Commission for the purpose of updating such description

    Abbott and ALZA incorporate by reference additional documents that either company may file with the Securities and Exchange Commission between the date of this proxy statement/prospectus and the date of the meeting. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

    Abbott has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Abbott, and ALZA has supplied all such information relating to ALZA.

    You can obtain any of the documents incorporated by reference in this document through Abbott and ALZA, as the case may be, or from the Securities and Exchange Commission through its web site at the address described above. Documents incorporated by reference are available from the companies without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement/prospectus. You can obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

               ABBOTT                                 ALZA
------------------------------------  ------------------------------------
          Jose M. de Lasa                       Peter D. Staple
  Senior Vice President, Secretary           Senior Vice President
        and General Counsel                   and General Counsel
        Abbott Laboratories                     ALZA Corporation
       Dept. 364; Bldg. AP6D                   950 Page Mill Road
        100 Abbott Park Road                     P.O. Box 10950
  Abbott Park, Illinois 60064-6020      Palo Alto, California 94303-0802
      Telephone (847) 937-8905              Telephone (650) 494-5000

    If you would like to request documents, please do so by, September 14, 1999 to receive them before the meeting. If you request any incorporated documents, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

    Neither Abbott nor ALZA has authorized anyone to give any information or make any representation about the merger, Abbott or ALZA that is different from, or in addition to, that contained in this proxy statement/prospectus or in any of the materials that we have incorporated into this document. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

FORWARD-LOOKING STATEMENTS

    This proxy statement/prospectus, including information included or incorporated by reference herein, contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of Abbott and ALZA, as well as certain information relating to the merger, including, without limitation, statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "estimates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. For those statements, Abbott and ALZA claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those contemplated by such forward-looking statements due to, among others, the factors described under "Risk Factors" in this proxy statement/prospectus and the following factors:

    - competitive pressures among health care products manufacturers and service providers may increase significantly;

    - costs or difficulties related to the integration of the business of Abbott and ALZA may be greater than expected;

    - general economic or business conditions, either internationally, nationally or in the states in which Abbott or ALZA is doing business, may be less favorable than expected resulting in, among other things, a reduced demand for health care products and services;

    - legislative or regulatory changes may adversely affect the business in which Abbott and ALZA are engaged;

    - technological changes, including "Year 2000" data systems compliance issues, may be more difficult or expensive than anticipated; and

    - changes may occur in the securities markets.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER
                                     AMONG
                               ALZA CORPORATION,
                              ABBOTT LABORATORIES
                                      AND
                               AC MERGER SUB INC.
                           DATED AS OF JUNE 21, 1999

                               TABLE OF CONTENTS
                                   ARTICLE I.
                      THE MERGER; CLOSING; EFFECTIVE TIME

1.1.       The Merger.....................................................................        A-7
1.2.       Closing........................................................................        A-7
1.3.       Effective Time.................................................................        A-7

                                  ARTICLE II.
      CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION

2.1.       The Certificate of Incorporation...............................................        A-8
2.2.       The Bylaws.....................................................................        A-8

                                  ARTICLE III.
                       OFFICERS, DIRECTORS AND MANAGEMENT

3.1.       Directors of Surviving Corporation.............................................        A-8
3.2.       Officers of Surviving Corporation..............................................        A-8

                                  ARTICLE IV.
        EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

4.1.       Effect on Capital Stock........................................................        A-8
4.2.       Exchange of Certificates for Shares............................................        A-9
4.3.       Dissenters' Rights.............................................................       A-11
4.4.       Adjustments to Prevent Dilution................................................       A-11
4.5.       Convertible Debentures; Warrants...............................................       A-11

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

5.1.       Representations and Warranties of the Company..................................       A-12
5.2.       Representations and Warranties of Parent and Merger Sub........................       A-23

                                  ARTICLE VI.
                                   COVENANTS

6.1.       Interim Operations.............................................................       A-26
6.2.       Acquisition Proposals..........................................................       A-28
6.3.       Information Supplied...........................................................       A-29
6.4.       Stockholders Meeting...........................................................       A-30
6.5.       Filings; Other Actions; Notification...........................................       A-30
6.6.       Access; Consultation...........................................................       A-32
6.7.       Affiliates.....................................................................       A-32
6.8.       Stock Exchange Listing.........................................................       A-33
6.9.       Publicity......................................................................       A-33

6.10.      Employee Benefits..............................................................       A-33
6.11.      Expenses.......................................................................       A-35
6.12.      Indemnification; Directors' and Officers' Insurance............................       A-35
6.13.      Takeover Statutes..............................................................       A-36
6.14.      Confidentiality................................................................       A-37
6.15.      Tax-Free Reorganization........................................................       A-37

                                  ARTICLE VII.
                                   CONDITIONS

7.1.       Conditions to Each Party's Obligation to Effect the Merger.....................       A-37
7.2.       Conditions to Obligations of Parent and Merger Sub.............................       A-38
7.3.       Conditions to Obligation of the Company........................................       A-38

                                 ARTICLE VIII.
                                  TERMINATION

8.1.       Termination by Mutual Consent..................................................       A-39
8.2.       Termination by Either Parent or the Company....................................       A-39
8.3.       Termination by the Company.....................................................       A-40
8.4.       Termination by Parent..........................................................       A-40
8.5.       Effect of Termination and Abandonment..........................................       A-41

                                  ARTICLE IX.
                           MISCELLANEOUS AND GENERAL

9.1.       Certain Definitions............................................................       A-42
9.2.       Survival.......................................................................       A-43
9.3.       Modification or Amendment......................................................       A-44
9.4.       Waiver of Conditions...........................................................       A-44
9.5.       Counterparts...................................................................       A-44
9.6.       GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL..................................       A-44
9.7.       Notices........................................................................       A-45
9.8.       Entire Agreement...............................................................       A-46
9.9.       No Third Party Beneficiaries...................................................       A-46
9.10.      Obligations of Parent and of the Company.......................................       A-46
9.11.      Severability...................................................................       A-46
9.12.      Interpretation.................................................................       A-47
9.13.      Assignment.....................................................................       A-47

                                    EXHIBITS

Exhibit 6.7(A)--Stockholder Agreement................................................       A-48
Exhibit 6.7(B)--Stockholder Agreement................................................       A-52

                             INDEX OF DEFINED TERMS

TERM                                                                                                  SECTION
-----------------------------------------------------------------------------------------------  -----------------
5% Debenture Indenture.........................................................................             4.5(a)
5% Debenture Trustee...........................................................................             4.5(a)
5% Debentures..................................................................................             5.1(b)
5- 1/4% Debenture Indenture....................................................................             4.5(b)
5- 1/4% Debenture Trustee......................................................................             4.5(b)
5- 1/4% Debentures.............................................................................             5.1(b)
Acquisition Proposal...........................................................................             6.2(a)
Activities to Date.............................................................................    5.1(p)(1)(A)(i)
Affiliates.....................................................................................                9.1
Agreement......................................................................................           preamble
Audit Date.....................................................................................             5.1(f)
Bankruptcy and Equity Exception................................................................             5.1(c)
Bylaws.........................................................................................                2.2
Certificate....................................................................................             4.1(a)
Certificate of Merger..........................................................................                1.3
Charter........................................................................................                2.1
Charter and Bylaw Provisions...................................................................             5.1(j)
Chase..........................................................................................             5.1(c)
Closing........................................................................................                1.2
Closing Date...................................................................................                1.2
Code...........................................................................................                9.1
Company........................................................................................           preamble
Company Affiliate's Letter.....................................................................             6.7(a)
Company Disclosure Letter......................................................................                5.1
Company IP Rights..............................................................................          5.1(r)(1)
Company Option.................................................................................         6.10(b)(i)
Company Preferred Shares.......................................................................             5.1(b)
Company Representatives........................................................................             6.2(a)
Company Required Consents......................................................................          5.1(d)(1)
Company Share..................................................................................             4.1(a)
Company Shares.................................................................................             4.1(a)
Company Stock Plans............................................................................             5.1(b)
Company's Executive Officers...................................................................                9.1
Company's Reports..............................................................................             5.1(e)
Compensation and Benefit Plans.................................................................          5.1(h)(i)
Competition Laws...............................................................................                9.1
Computer Systems...............................................................................             5.1(s)
Confidentiality Agreement......................................................................               6.14
Contracts......................................................................................          5.1(d)(2)
Convertible Debentures.........................................................................             5.1(b)
Crescendo......................................................................................                9.1
Crescendo Certificate of Incorporation.........................................................          5.1(t)(2)
Crescendo Payments.............................................................................          5.1(t)(2)
Crescendo Products.............................................................................          5.1(t)(2)
DGCL...........................................................................................                9.1
Delaware Courts................................................................................             9.6(a)
Effective Time.................................................................................                1.3
Environmental Law..............................................................................                9.1

TERM                                                                                                  SECTION
-----------------------------------------------------------------------------------------------  -----------------
ERISA..........................................................................................                9.1
ERISA Affiliate................................................................................                9.1
Exchange Act...................................................................................                9.1
Exchange Agent.................................................................................             4.2(a)
Exchange Ratio.................................................................................             4.1(a)
Excluded Company Shares........................................................................             4.1(a)
FDCA...........................................................................................                9.1
GAAP...........................................................................................                9.1
Governmental Entity............................................................................          5.1(d)(1)
Hazardous Substance............................................................................                9.1
HSR Act........................................................................................                9.1
Indemnified Parties............................................................................            6.12(a)
IRS............................................................................................                9.1
Laws...........................................................................................                9.1
Licenses.......................................................................................    5.1(p)(1)(A)(i)
Material Adverse Effect........................................................................                9.1
Merger.........................................................................................           recitals
Merger Consideration...........................................................................             4.1(a)
Merger Sub.....................................................................................           preamble
Merrill Lynch..................................................................................             5.1(c)
Modified Recommendation Stockholder Rejection Termination......................................             8.5(b)
NYSE...........................................................................................                9.1
Order..........................................................................................             7.1(c)
Parent.........................................................................................           preamble
Parent Affiliate's Letter......................................................................             6.7(a)
Parent Common Stock............................................................................             4.1(a)
Parent Disclosure Letter.......................................................................                5.2
Parent Preferred Shares........................................................................          5.2(b)(1)
Parent Required Consents.......................................................................          5.2(d)(1)
Parent Stock Plans.............................................................................          5.2(b)(1)
Parent's Reports...............................................................................             5.2(e)
PBGC...........................................................................................                9.1
Pension Plan...................................................................................         5.1(h)(ii)
Permits........................................................................................                9.1
Person.........................................................................................                9.1
Pooling Affiliates.............................................................................             6.7(a)
Pooling Requirements...........................................................................           recitals
Products.......................................................................................       5.1(p)(1)(A)
Prospectus/Proxy Statement.....................................................................                6.3
Purchase Plans.................................................................................         6.10(a)(i)
Restricted Share...............................................................................            6.10(b)
Requisite Vote.................................................................................             5.1(c)
Rule 145 Affiliates............................................................................             6.7(a)
S-4 Registration Statement.....................................................................                6.3
SEC............................................................................................                9.1
Securities Act.................................................................................                9.1
Significant Agreements.........................................................................             5.1(q)
Significant Investees..........................................................................                9.1
Significant Subsidiaries.......................................................................                9.1
Stockholders Meeting...........................................................................                6.4

TERM                                                                                                  SECTION
-----------------------------------------------------------------------------------------------  -----------------
Subsequent Transaction.........................................................................             6.5(e)
Subsidiary.....................................................................................                9.1
Substitute Option..............................................................................         6.10(b)(i)
Substitute Restricted Shares...................................................................            6.10(b)
Superior Proposal..............................................................................             6.2(a)
Surviving Corporation..........................................................................                1.1
Takeover Statute...............................................................................             5.1(j)
Tax............................................................................................                9.1
Tax Return.....................................................................................                9.1
Taxable........................................................................................                9.1
Taxes..........................................................................................                9.1
Termination Date...............................................................................                8.2
Termination Fee................................................................................             8.5(b)
Warrant Agreement..............................................................................             4.5(c)
Warrants.......................................................................................             5.1(b)
Year 2000 Compliance...........................................................................             5.1(s)
Waiting Period.................................................................................                8.2

                          AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER (this "AGREEMENT"), dated as of June 21, 1999, is among ALZA CORPORATION, a Delaware corporation (the "COMPANY"), ABBOTT LABORATORIES, an Illinois corporation ("PARENT"), and AC MERGER SUB INC., a Delaware corporation that is a wholly owned subsidiary of Parent ("MERGER SUB").

                                    RECITALS

    WHEREAS, the respective Boards of Directors of each of Parent, Merger Sub and the Company have approved and declared advisable this Agreement and the merger of Merger Sub with and into the Company (the "MERGER") upon the terms and subject to the conditions set forth in this Agreement;

    WHEREAS, the parties intend, by executing and delivering this Agreement, to adopt a plan of reorganization within the meaning of Section 368(a) of the Code, and to cause the Merger to qualify as a "reorganization" as therein defined;

    WHEREAS, for financial accounting purposes, it is intended that the Merger shall be accounted for as a "pooling-of-interests" in accordance with the requirements of Opinion No. 16 "Business Combinations" of the Accounting Principles Board of the American Institute of Certified Public Accountants, as amended and/or interpreted by the rules and regulations of the SEC and applicable pronouncements by the Financial Accounting Standards Board, the Emerging Issues Task Force and the American Institute of Certified Public Accountants (collectively, with the rules and regulations of the SEC, the "POOLING REQUIREMENTS");

    WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

    NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I.
                      THE MERGER; CLOSING; EFFECTIVE TIME

    1.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes referred to as the "SURVIVING CORPORATION") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger except as set forth in Article II and
Article III. The Merger shall have the effects specified in the DGCL.

    1.2  CLOSING.  The closing of the Merger (the "CLOSING") shall take place
(i) at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois, at 9:00 A.M., local time, on the second business day after the date on which the last to be fulfilled or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement or (ii) at such other place and time and/or on such other date as the Company and Parent may agree in writing (the "CLOSING DATE").

    1.3 EFFECTIVE TIME. As soon as practicable following the Closing, the Company and Parent will cause a Certificate of Merger (the "CERTIFICATE OF MERGER") to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the

Secretary of State of the State of Delaware or such other time as shall be agreed upon by the parties and set forth in the Certificate of Merger in accordance with the DGCL (the "EFFECTIVE TIME").

                                  ARTICLE II.
      CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION

    2.1 THE CERTIFICATE OF INCORPORATION. The certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the "CHARTER"), until duly amended as provided therein or by applicable law.

    2.2 THE BYLAWS. The bylaws of Merger Sub in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the "BYLAWS"), until thereafter amended as provided therein or by applicable law.

                                  ARTICLE III.
                       OFFICERS, DIRECTORS AND MANAGEMENT

    3.1 DIRECTORS OF SURVIVING CORPORATION. The directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the Bylaws.

    3.2 OFFICERS OF SURVIVING CORPORATION. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the Bylaws.

                                  ARTICLE IV.
        EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

    4.1 EFFECT ON CAPITAL STOCK. At the Effective Time, the Merger shall have the following effects on the capital stock of the Company and Merger Sub, without any action on the part of the holder of any capital stock of the Company or Merger Sub:

    (a) MERGER CONSIDERATION. Each share of common stock, $0.01 par value per share, of the Company (each a "COMPANY SHARE" and, collectively, the "COMPANY SHARES") issued and outstanding immediately prior to the Effective Time (but not including Company Shares that are owned by Parent, Merger Sub or any other direct or indirect subsidiary of Parent or Company Shares that are owned by the Company or any direct or indirect Subsidiary of the Company, and in each case not held on behalf of third parties (collectively, "EXCLUDED COMPANY SHARES")), shall be converted into and become exchangeable for 1.20 shares (the "EXCHANGE RATIO") of Common Stock, no par value, of Parent ("PARENT COMMON STOCK"), subject to adjustment as provided in Section
    4.4 (the "MERGER CONSIDERATION"). At the Effective Time, all Company Shares shall no longer be outstanding, shall be canceled and retired and shall cease to exist, and each certificate (a "CERTIFICATE") formerly representing any of such Company Shares (other than Excluded Company Shares) shall thereafter represent only the right to the Merger Consideration and the right, if any, to receive pursuant to Section 4.2(e) cash in lieu of the fractional shares into which such Company Shares have been converted pursuant to this Section 4.1(a) and any distribution or dividend pursuant to
    Section 4.2(c), in each case without interest.

    (b) CANCELLATION OF EXCLUDED COMPANY SHARES. Each Excluded Company Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, no longer be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

    (c) MERGER SUB. At the Effective Time, each share of Common Stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation, and the Surviving Corporation shall thereby become a wholly owned subsidiary of Parent.

    4.2  EXCHANGE OF CERTIFICATES FOR SHARES.

    (a) EXCHANGE FUND. Prior to the Effective Time, Parent shall appoint a bank or trust company, or a subsidiary thereof, having net capital of not less than $100 million, with the Company's prior approval, which shall not be unreasonably withheld, to act as exchange agent for the purposes of exchanging Certificates for Merger Consideration (the "EXCHANGE AGENT"). At or prior to the Effective Time, Parent shall deposit with the Exchange Agent, in trust for the benefit of holders of Company Shares, certificates representing shares of Parent Common Stock issuable pursuant to Section 4.1(a). Parent agrees to make available to the Exchange Agent from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 4.2(e).

    (b) EXCHANGE PROCEDURES. Promptly after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record as of the Effective Time of a Certificate in respect of Company Shares (other than holders of a Certificate in respect of Excluded Company Shares)
    (i) a letter of transmittal specifying that delivery of the Certificates shall be effected, and that risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss and a reasonable undertaking to indemnify the Company in lieu thereof) to the Exchange Agent, such letter of transmittal to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (ii) instructions for exchanging the Certificates for (A) certificates representing shares of Parent Common Stock and (B) any cash in lieu of fractional shares determined in accordance with Section 4.2(e) plus any cash dividends and any other dividends or other distributions that such holder has the right to receive pursuant to the provisions of this Article IV. Subject to Section 4.2(h), upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of whole shares of Parent Common Stock that such holder is entitled to receive pursuant to this Section 4.2, and (y) a check in the amount (after giving effect to any required tax withholdings) of (A) any cash in lieu of fractional shares determined in accordance with Section 4.2(e) plus (B) any cash dividends and any other dividends or other distributions that such holder has the right to receive pursuant to the provisions of this Section 4.2. The Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on any amount payable upon due surrender of any Certificate. In the event of a transfer of ownership of Company Shares that occurred prior to the Effective Time, but is not registered in the transfer records of the Company, a certificate representing the proper number of shares of Parent Common Stock, together with a check for any cash in lieu of fractional shares to be paid upon due surrender of the Certificate and any other dividends or distributions in respect thereof, may be issued and/or paid to such a transferee if the Certificate formerly representing such Company Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid. If any certificate for shares of Parent Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Person requesting such exchange shall pay any transfer or other taxes required by reason of the issuance of certificates for shares of Parent Common Stock in a name other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of Parent or the Exchange Agent that such tax has been paid or is not applicable.

    (c)  DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES; VOTING.

       (i) Whenever a dividend or other distribution is declared by Parent in respect of Parent Common Stock, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares of Parent Common Stock issuable pursuant to this Agreement. No dividends or other distributions so declared in respect of such Parent Common Stock shall be paid to any holder of any unsurrendered Certificate until such Certificate is surrendered for exchange in accordance with this Section 4.2. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be issued or paid to the holder of the certificates representing whole shares of Parent Common Stock issued in exchange for such Certificate, without interest, (A) at the time of such surrender, the dividends or other distributions with a record date that is at or after the Effective Time and a payment date on or prior to the date of issuance of such whole shares of Parent Common Stock and not previously paid and (B) at the appropriate payment date, the dividends or other distributions payable with respect to such whole shares of Parent Common Stock with a record date after the Effective Time but with a payment date subsequent to surrender. For purposes of dividends or other distributions in respect of shares of Parent Common Stock, all shares of Parent Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

       (ii) Registered holders of unsurrendered Certificates shall be entitled to vote after the Effective Time at any meeting of Parent stockholders with a record date at or after the Effective Time the number of whole shares of Parent Common Stock represented by such Certificates, regardless of whether such holders have exchanged their Certificates.

    (d) TRANSFERS. After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Company Shares that were outstanding immediately prior to the Effective Time.

    (e) FRACTIONAL SHARES. Notwithstanding any other provision of this Agreement, no fractional shares of Parent Common Stock will be issued and any holder of Company Shares entitled to receive a fractional share of Parent Common Stock but for this Section 4.2(e) shall be entitled to receive in lieu thereof an amount in cash (without interest) determined by multiplying such fraction (rounded to the nearest one-hundredth of a share) by the average closing price of a share of Parent Common Stock, as reported in The Wall Street Journal, New York City edition, on the five (5) trading days immediately prior to the Effective Time.

    (f) TERMINATION OF EXCHANGE PERIOD; UNCLAIMED STOCK. Any shares of Parent Common Stock and any portion of the cash, dividends or other distributions with respect to the Parent Common Stock deposited by Parent with the Exchange Agent (including the proceeds of any investments thereof) that remain unclaimed by the stockholders of the Company 180 days after the Effective Time shall be paid to Parent. Any stockholders of the Company who have not theretofore complied with this Article IV shall thereafter be entitled to look only to Parent for payment of their shares of Parent Common Stock and any cash, dividends and other distributions in respect thereof issuable and/or payable pursuant to Section 4.1, Section 4.2(c) and Section 4.2(e) upon due surrender of their Certificates (or affidavits of loss and a reasonable undertaking to indemnify the Company in lieu thereof), in each case, without any interest thereon. Notwithstanding the foregoing, none of Parent, the Surviving Corporation, the Exchange Agent or any other Person shall be liable to any former holder of Company Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

    (g) LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and the posting by such Person of a bond in the form customarily required by Parent as indemnity against any claim that may be made against it with respect to such Certificate, Parent will issue the shares of Parent Common Stock and the Exchange Agent will distribute such stock, any cash, dividends and other distributions in respect thereof issuable or payable in exchange for such lost, stolen or destroyed Certificate pursuant to Section 4.1, Section 4.2(c) and Section 4.2(e), in each case, without interest.

    (h) AFFILIATES. Notwithstanding anything in this Agreement to the contrary, Certificates surrendered for exchange by any Pooling Affiliate or Rule 145 Affiliate (as determined pursuant to Section 6.7) of the Company shall not be exchanged until Parent has received a written agreement from such Person as provided in Section 6.7.

    4.3 DISSENTERS' RIGHTS. In accordance with Section 262 of the DGCL, no appraisal rights will be available to holders of Company Shares in connection with the Merger.

    4.4 ADJUSTMENTS TO PREVENT DILUTION. In the event that prior to the Effective Time, solely as a result of reclassification, stock split (including a reverse split), or stock dividend or stock distribution made on a pro rata basis to all holders of stock of the entity making such a stock dividend or stock distribution, there is a change in the number of Company Shares or shares of Parent Common Stock outstanding or issuable upon the conversion, exchange or exercise of securities or rights convertible or exchangeable into or exercisable for Company Shares or shares of Parent Common Stock issued and outstanding, the Exchange Ratio shall be equitably adjusted to eliminate the effects of such event.

    4.5  CONVERTIBLE DEBENTURES; WARRANTS.

    (a) 5% DEBENTURES. At the Effective Time, the Company and Parent shall execute a supplemental indenture satisfying the requirements of Sections 10.1(a) and (c), 11.1, 11.2 and 14.6 of the 5% Debenture Indenture dated as of April 23, 1996 (the "5% DEBENTURE INDENTURE") between the Company and The Chase Manhattan Bank, N.A., as Trustee (the "5% DEBENTURE TRUSTEE"), and the Company shall use its reasonable best efforts to cause the 5% Debenture Trustee to execute such supplemental indenture. The Company shall give the notice required by Section 14.10(3) of the 5% Debenture Indenture at least 15 days prior to the Effective Time. Within 20 days after the Effective Time, Parent shall cause the Surviving Corporation to give the notice required by Section 14.6 of the 5% Debenture Indenture. On or before the 30th day after the Effective Time, Parent shall cause the Surviving Corporation to give the notice required by Section 15.2 of the 5% Debenture Indenture.

    (b) 5- 1/4% DEBENTURES. At the Effective Time, the Company and Parent shall execute a supplemental indenture satisfying the requirements of Sections 9.1(2) and 11.14 of the Indenture dated as of July 1, 1994 (the
    "5- 1/4% DEBENTURE INDENTURE") between the Company and The Chase Manhattan Bank, N.A., as Trustee (the "5- 1/4% DEBENTURE TRUSTEE"), and the Company shall use its reasonable best efforts to cause the 5- 1/4% Debenture Trustee to execute such supplemental indenture. Within 15 days after the Effective Time, Parent shall cause the Surviving Corporation to give the notice required by Section 3.9(b) of the 5- 1/4% Debenture Indenture. The Company and Parent shall comply with the requirements of Article 5 of the 5- 1/4% Debenture Indenture.

    (c) WARRANTS. At least 20 days prior to the record date (or expected record date) for determining stockholders entitled to vote at the Stockholders Meeting, and at least 20 days prior to the Effective Time, the Company shall send written notice of the Merger and the other transactions contemplated by this Agreement to the Warrant Agent (as defined in the Warrant Agreement dated as of May 14, 1993 between the Company and The First National Bank of Boston (the "WARRANT AGREEMENT")) and each Holder (as defined in the Warrant Agreement) of Warrants in the manner specified in
    Section 6.2 of the Warrant Agreement. At the Effective Time, the Company and Parent shall execute a supplement to the Warrant Agreement satisfying the requirements of

    Sections 5.4 and 11 thereof, and the Company shall use its reasonable best efforts to cause the Warrant Agent to execute such supplement.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

    5.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the corresponding sections or subsections of the disclosure letter, dated the date of this Agreement, delivered by the Company to Parent (the "COMPANY DISCLOSURE LETTER") (it being understood that the omission of an item from a section or subsection of the Company Disclosure Letter shall not cause a breach of this Agreement if such item is disclosed in another section or subsection of the Company Disclosure Letter in a manner which makes the item understandably applicable to the section or subsection from which such item is omitted), the Company represents and warrants to Parent and Merger Sub that:

    (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, when taken together with all other such failures, reasonably likely to have a Material Adverse Effect on it. The Company has made available to Parent a complete and correct copy of its certificate of incorporation and bylaws, each as amended to date. Such certificate of incorporation and bylaws are in full force and effect.

    (b) CAPITAL STRUCTURE. The authorized capital stock of the Company consists of 300,000,000 Company Shares, of which 101,143,167 Company Shares were issued and outstanding and none were held in treasury as of the close of business on June 17, 1999, and 100,000 shares of Preferred Stock, par value $0.01 per share (the "COMPANY PREFERRED SHARES"), none of which were outstanding as of the date hereof. All of the outstanding Company Shares have been duly authorized and are validly issued, fully paid and nonassessable. Other than Company Shares subject to issuance as set forth below or that are permitted to become subject to issuance pursuant to
    Section 6.1(a)(iv) or (vii) of this Agreement, the Company has no Company Shares, Company Preferred Shares or other shares of capital stock reserved for or otherwise subject to issuance. As of the date of this Agreement, the Company has outstanding $500,000,000 aggregate principal amount of 5% convertible subordinated debentures due 2006 (the "5% DEBENTURES") and $945,481,000 aggregate principal amount at maturity of 5- 1/4% zero coupon convertible subordinated debentures due 2014 (the "5- 1/4% DEBENTURES" and, together with the 5% Debentures, the "CONVERTIBLE DEBENTURES") which, in the aggregate, are convertible into 25,371,112 Company Shares. As of the date of this Agreement, the Company has outstanding warrants to purchase 966,798 Company Shares at an exercise price of $65.00 per Company Share (the "WARRANTS"). As of June 17, 1999, there were 9,785,067 Company Shares that the Company was obligated to issue pursuant to the Company's stock plans, each of which are listed in Section 5.1(b) of the Company Disclosure Letter (collectively, the "COMPANY STOCK PLANS"). Each of the outstanding shares of capital stock or other securities of each of the Company's Significant Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by the Company or a direct or indirect wholly owned Subsidiary of the Company, free and clear of any lien, pledge, security interest, claim or other encumbrance. Except as set forth above, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock, other securities or assets of the Company or any of its Significant Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any shares of capital stock, other securities or assets of the Company or any of its Significant Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The Company does not have outstanding any bonds, debentures, notes or other debt obligations the holders of which have the right to vote or, except for the Convertible Debentures, convertible into or exercisable for securities having the right to vote with the stockholders of the Company on any matter. No Company Shares are held by a Subsidiary of the Company.

    (c) CORPORATE AUTHORITY; APPROVAL AND FAIRNESS. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and, subject only to adoption of this Agreement by the holders of at least a majority of the outstanding Company Shares (the "REQUISITE VOTE") and the Company Required Consents, to consummate the Merger. This Agreement has been duly executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "BANKRUPTCY AND EQUITY EXCEPTION"). The Board of Directors of the Company (A) has unanimously approved and declared advisable this Agreement and the Merger and the other transactions contemplated by this Agreement and (B) has received the opinions of its financial advisors, Chase Securities Inc. ("CHASE") and Merrill Lynch & Co. ("MERRILL LYNCH"), in a customary form and to the effect that the Exchange Ratio is fair to the holders of the Company Shares from a financial point of view.

    (d)  GOVERNMENTAL FILINGS; NO VIOLATIONS.

       (1) Other than the filings and/or notices (A) pursuant to Section 1.3,
       (B) under the HSR Act, the Securities Act and the Exchange Act, (C) pursuant to the European Community Merger Control Regulation, (D) to comply with state securities or "blue-sky" laws and (E) to comply with any other relevant Competition Laws (including such laws in Canada and, if necessary, Japan) (such filings and/or notices of the Company being the "COMPANY REQUIRED CONSENTS"), no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any governmental or regulatory authority, court, agency, commission, body or other governmental entity ("GOVERNMENTAL ENTITY"), in connection with the execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company and prevent, materially delay or materially impair the Company's ability to consummate the transactions contemplated by this Agreement.

       (2) The execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, the Company's certificate of incorporation or bylaws or the comparable governing instruments of any of the Company's Significant Investees or, (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on its assets or the assets of any of the Company's Significant Investees (with or without notice, lapse of time or both) pursuant to, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation (whether oral or written) ("CONTRACTS") binding upon the Company or any of its Significant Investees or any Law or governmental or non-governmental permit or license to which the Company or any of its Significant Investees is subject or (C) any change in the rights or obligations of any party under any Contracts to which the Company or its Significant Investees are a party, except, in the case of clauses (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on the Company and prevent, materially delay or materially impair the Company's ability to consummate the transactions contemplated by this Agreement. The Company Disclosure Letter sets forth a correct and complete list of Contracts of the Company and its Significant Investees pursuant to which consents or waivers are or may be required prior to consummation of the transactions contemplated by this Agreement other than those where the failure to obtain such consents or waivers is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company and is not, individually or in the aggregate, reasonably likely to prevent or materially impair the Company's ability to consummate the transactions contemplated by this Agreement.

    (e) REPORTS; FINANCIAL STATEMENTS. The Company has filed with the SEC all required forms, reports, registration statements and documents required to be filed by it with the SEC since December 31, 1996. The Company has made available to Parent each registration statement, report, proxy statement or information statement filed by the Company since December 31, 1996, including the Company's Annual Report on Form 10-K for the years ended December 31, 1996, December 31, 1997 and December 31, 1998 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such reports filed subsequent to the date of this Agreement, the "COMPANY'S REPORTS").

    As of their respective dates, the Company's Reports complied as to form with all applicable requirements under the Securities Act, the Exchange Act and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the Company's Reports (including the related notes and schedules) fairly presents the consolidated financial position of the Company and its Subsidiaries as of its date and each of the consolidated statements of income, stockholders' equity and of cash flows included in or incorporated by reference into the Company's Reports (including any related notes and schedules) fairly presents the consolidated results of operations, retained earnings and cash flows, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to the absence of notes (to the extent permitted by the rules applicable to Form 10-Q) and to normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. To the Company's knowledge, as of the date of this Agreement, no Person or "group" "beneficially owns" 5% or more of the Company's outstanding voting securities, with the terms "beneficially owns" and "group" having the meanings ascribed to them under Rule 13d-3 and Rule 13d-5 under the Exchange Act.

    (f) ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Company's Reports filed prior to the date of this Agreement or as expressly contemplated by this Agreement, since December 31, 1998 (the "AUDIT DATE"), the Company and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than in accordance with, the ordinary and usual course of such businesses and there has not been: (i) any change in the financial condition, liabilities and assets (taken together), business or results of operations of the Company and its Subsidiaries, except those changes that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company; (ii) any damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by the Company or any of its Subsidiaries, whether or not covered by insurance, which damage, destruction or loss is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on the Company; (iii) any declaration, setting aside or payment of any dividend or other distribution in respect of the Company's capital stock; or (iv) any change by the Company in accounting principles, practices or methods, except as required by GAAP. Since the Audit Date, except as provided for in this Agreement, in the Company Disclosure Letter or as disclosed in the Company's Reports filed prior to the date of this Agreement, there has not been any increase in the salary, wage, bonus, grants, awards, benefits or other compensation payable or that could become payable by the Company or any of its Subsidiaries to directors, officers or key employees or any amendment of any of the Company's Compensation and Benefit Plans other than increases or amendments in the normal and usual course of the Company's business (which may include normal periodic performance reviews and related compensation and benefit increases and the provision of new individual compensation and benefits for promoted or newly hired officers and employees on terms consistent with past practice).

    (g) LITIGATION AND LIABILITIES. Except as disclosed in the Company's Reports filed prior to the date of this Agreement, there are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the actual knowledge of the Company's Executive Officers, threatened against the Company or any of its Subsidiaries or (ii) obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, contingent or otherwise and whether or not required to be disclosed, including those relating to matters involving any Environmental Law, except in each case for those that are not, individually or in the aggregate, reasonably likely (x) to have a Material Adverse Effect on the Company and (y) to prevent, materially delay or materially impair the Company's ability to consummate the transactions contemplated by this Agreement. The litigation matters set forth in Section 5.1(g) of the Company Disclosure Letter, taken as a whole, are not reasonably likely to have a Material Adverse Effect on the Company.

    (h)  EMPLOYEE BENEFITS.

       (i) Except as set forth in Section 5.1(h) of the Company Disclosure Letter, none of the Company or any ERISA Affiliate maintains, is a party to, participates in or has any liability or contingent liability with respect to any employee benefit plan (within the meaning of Section 3(3) of ERISA) or any bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, stock option, employment, consulting, termination, severance, compensation, medical, health or fringe benefit plan, or other plan, program, agreement, policy or arrangement for any agents, consultants, employees, directors, former employees or former directors of the Company and or any ERISA Affiliate which does not constitute an employee benefit plan (which employee benefit plans and other plans, programs, agreements, policies and arrangements are collectively referred to as the "COMPENSATION AND BENEFIT PLANS"). A true and correct copy of each Compensation and Benefit Plan and, to the extent applicable, copies of the most recent annual report, actuarial report, accountant's opinion of the plan's financial statements, summary plan description and IRS determination letter with respect to any Compensation and Benefit Plans and any trust agreements or insurance contracts forming a part of such Compensation and Benefit Plans has been made available by the Company to Parent prior to the date of this Agreement. In the case of any Compensation and Benefit Plan which is not in written form, the Company has supplied to Parent an accurate description of such Compensation and Benefit Plan as in effect on the date of this Agreement.

       (ii) All Compensation and Benefit Plans have been administered in substantial compliance with all requirements of applicable law, including the Code and ERISA, and no event has occurred which will or could cause any such Compensation and Benefit Plan to fail to comply with such requirements and no notice has been issued by any governmental authority questioning or challenging such compliance. There have been no acts or omissions by the Company or any ERISA Affiliate which have given rise to or may give rise to fines, penalties, taxes or related charges under
       Section 502 of ERISA or Chapters 43, 47, 68 or 100 of the Code for which the Company or any ERISA Affiliate may be liable. Each of the Compensation and Benefit Plans that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA, other than a multiemployer plan (as defined in Section 3(37) of ERISA), each a "PENSION PLAN," and that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS which covers all changes in law for which the remedial amendment period (within the meaning of Section 401(b) of the Code and applicable regulations) has expired and none of the Company nor any of its ERISA Affiliates is aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to the knowledge of the Company's Executive Officers, threatened material litigation relating to its Compensation and Benefit Plans. Neither the Company nor any of the ERISA Affiliates has engaged in a transaction with respect to any of the Compensation and Benefit Plans that, assuming the taxable period of such transaction expired as of the date of this Agreement, would subject the Company or any of the ERISA Affiliates to a material tax or penalty imposed by either Section 4975 of the Code or Section 502 of ERISA.

       (iii) All contributions required to be made under the terms of any of the Compensation and Benefit Plans as of the date of this Agreement have been timely made or have been reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company's Reports filed prior to the date of this Agreement.

       (iv) None of the Company or any ERISA Affiliate have any obligations for post-employment health and life benefits under any of the Compensation and Benefit Plans, except as set forth in the Company's Reports filed prior to the date of this Agreement or as required by applicable law.

       (v) Except as set forth in Section 5.1(h)(v) of the Company Disclosure Letter, the consummation of the Merger (or the approval of the Merger by stockholders of the Company) and the other transactions contemplated by this Agreement will not (x) entitle any employees or directors of the Company or any employees of any of the Company's ERISA Affiliates to severance pay, directly or indirectly, upon termination of employment or otherwise, (y) accelerate the time of payment or vesting or trigger any payment of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Compensation and Benefit Plans or (z) result in any breach or violation of, or a default under, any of the Compensation and Benefit Plans.

       (vi) None of the Compensation and Benefit Plans is a multiemployer plan, none of the Compensation and Benefit Plans is otherwise subject to Title IV of ERISA and none of the Company or any of the ERISA Affiliates have contributed or been obligated to contribute to a multiemployer plan or any other plan which is subject to Title IV of ERISA.

       (vii) Prior to the date of this Agreement, the Company has made its 1999 annual grant of stock based awards under its Compensation and Benefit Plans and does not intend to make any additional grants of stock based awards until its 2000 annual grant of stock based awards under its Compensation and Benefit Plans except as may be expressly permitted by
       Section 6.1(a)(iv).

       (viii) Except as set forth in Section 5.1(h)(viii) of the Company's Disclosure Letter, no person is eligible or may become eligible for benefits under the Company's Executive Severance Plan.

    (i) COMPLIANCE WITH LAWS. Except as set forth in the Company's Reports filed prior to the date of this Agreement, the businesses of each of the Company and its Subsidiaries have not been, and are not being, conducted in violation of any Laws except for violations or possible violations that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company and are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the Company's ability to consummate the transactions contemplated by this Agreement. Except as set forth in the Company's Reports filed prior to the date of this Agreement, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the actual knowledge of the Company's Executive Officers, threatened, nor, to the actual knowledge of the Company's Executive Officers, has any Governmental Entity indicated an intention to conduct the same, except for those the outcome of which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company and are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the Company's ability to consummate the transactions contemplated by this Agreement. To the actual knowledge of the Company's Executive Officers, no material change is required in the Company's or any of its Subsidiaries' processes, properties or procedures in order to comply with any such Laws, and the Company has not received any notice or communication of any material noncompliance with any such Laws that has not been cured as of the date of this Agreement, except for such changes and noncompliance that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company or prevent, materially delay or materially impair the Company's ability to consummate the transactions contemplated by this Agreement. Each of the Company and its Subsidiaries has all Permits necessary to conduct its business as presently conducted, except for those the absence of which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company or prevent, materially delay or materially impair the Company's ability to consummate the transactions contemplated by this Agreement.

    (j) TAKEOVER STATUTES; CHARTER AND BYLAW PROVISIONS. The Board of Directors of the Company has taken all appropriate and necessary actions such that either Parent or Merger Sub, as "interested stockholders", will be permitted at any time to enter into one or more "business combinations" (within the meaning of Section 203(c)(3) of the DGCL) with the Company, despite the execution and delivery of this Agreement, and despite the consummation of the transactions contemplated by this Agreement. No other "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation (each a "Takeover Statute") as in effect on the date of this Agreement is applicable to the Company, the Company Shares, the Merger or the other transactions contemplated by this Agreement. No anti-takeover provision contained in the Company's certificate of incorporation, including Article 10 thereof, or its bylaws (collectively, "Charter and Bylaw Provisions") is, or at the Effective Time will be, applicable to the Merger or the other transactions contemplated by this Agreement in any manner that would prevent or make materially burdensome to Parent the Merger or the other transactions contemplated by this Agreement.

    (k) ENVIRONMENTAL MATTERS. Except as disclosed in the Company's Reports filed prior to the date of this Agreement and except for such matters that, alone or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Company: (i) each of the Company and its Subsidiaries has complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by the Company or any of its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by the

    Company or any of its Subsidiaries; (iv) neither the Company nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither the Company nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance; (vi) neither the Company nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither the Company nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving the Company or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any of the Company's properties pursuant to any Environmental Law.

    (l) ACCOUNTING AND TAX MATTERS. Neither the Company nor any of its Subsidiaries or Pooling Affiliates has taken or agreed to take any action, nor do the Company's Executive Officers have any actual knowledge of any fact or circumstance, that would prevent Parent from accounting for the business combination to be effected by the Merger as a "pooling-of-interests" in accordance with the Pooling Requirements or prevent the Merger and the other transactions contemplated by this Agreement from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code. The Company and its Subsidiaries have provided to its independent auditors all information requested by such auditors to assess whether the Merger can be properly accounted for as a "pooling-of-interests" in accordance with the Pooling Requirements, and have fully cooperated with such auditors with respect to all reasonable requests made in connection with such assessment.

    (m) TAXES. The Company and each of its Subsidiaries have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them at or before the Effective Time and all such filed Tax Returns are complete and accurate in all material respects. The Company and each of its Subsidiaries as of the Effective Time (x) will have paid or adequately provided for all Taxes that they are required to pay prior to the Effective Time, and (y) will have withheld all United States federal, state and local income taxes, FICA, FUTA and other Taxes, including, without limitation, similar foreign Taxes, required to be withheld from amounts owing to any employee, creditor or third party, except for such amounts that, alone or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Company. As of the date of this Agreement, there are not pending or threatened in writing, any audits, examinations, investigations or other proceedings in respect of Taxes or Tax matters. There are not, to the actual knowledge of the Company's Executive Officers, any unresolved questions, claims or outstanding proposed or assessed deficiencies concerning the Company or any of its Subsidiaries' Tax liability that are reasonably likely to have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries has any liability with respect to income, franchise or similar Taxes in excess of the amounts accrued in respect of such Taxes that are reflected in the financial statements included in the Company's Reports, except such excess liabilities as are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any Tax. Except as previously disclosed to Parent, no payments to be made to any of the officers and employees of the Company or its Subsidiaries will, as a result of consummation of the Merger, be subject to the deduction limitations under Sections 280G or 162(m) of the Code.

    (n) LABOR MATTERS. Neither the Company nor any of its Subsidiaries is the subject of any material proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel the Company to bargain with any labor union or labor organization nor is there pending or, to the knowledge of the Company's Executive Officers, threatened, nor has there been for the past five years, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving the Company or any of its Subsidiaries, except in each case as is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company.

    (o) BROKERS AND FINDERS. Neither the Company nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Merger or the other transactions contemplated by this Agreement except that the Company has employed Chase and Merrill Lynch as the Company's financial advisors. True and complete copies of all engagement letters and other Contracts under which Chase or Merrill Lynch may be entitled to any fees, expense reimbursement, indemnification or other payment from the Company or any of its Subsidiaries have been furnished to Parent.

    (p)  REGULATORY COMPLIANCE.

       (1) (A) With respect to each of the Company's and its Subsidiaries' products and, to the extent applicable, products under development and the products and, to the extent applicable, products under development that the Company is entitled to license from Crescendo (collectively, "PRODUCTS"), (i) the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo have obtained all applicable approvals, clearances, authorizations, licenses and registrations required by United States or foreign governments or government agencies, to permit any manufacturing, distribution, sales, marketing or human research activities of the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo to date (the "ACTIVITIES TO DATE") with respect to each Product (collectively, "LICENSES"); (ii) the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo are in compliance in all material respects with all terms and conditions of each License and with all requirements pertaining to the Activities to Date with respect to each Product which is not required to be the subject of a License; (iii) the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo are in compliance in all material respects with all applicable requirements (as set forth in relevant statutes and regulations) regarding registration, licensure or notification for each site (in any country) at which each Product is manufactured, processed, packed, held for distribution or from which and into which it is distributed; and (iv) to the extent any Product is intended for export from the United States, the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo are in compliance in all material respects with either all FDA requirements for marketing or 21 U.S.C. Section 381(e) or Section 382; (B) all manufacturing operations performed by or on behalf of the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo have been and are being conducted in full compliance with current good manufacturing practice, including, but not limited to, the good manufacturing practice regulations issued by the FDA and counterpart requirements in Canada, the European Union and other countries; (C) all nonclinical laboratory studies of Products under development, as described in 21 C.F.R. Section 58.3(d), sponsored by the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo have been and are being conducted in full compliance with the good laboratory practice regulations set forth in 21 C.F.R. Part 58 and counterpart requirements in the European Union and other countries; and
       (D) the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo are in full compliance with all reporting requirements for all Licenses or plant registrations described in clause
       (1)(A) above, including, but not limited to, the adverse event reporting requirements for drugs in 21 C.F.R. Parts 312 and 314; except, in the case of the preceding clauses (1)(A) through (1)(D), for any such failures to obtain or noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Without limiting the generality of the foregoing definition of "Licenses," such definition shall specifically include, with respect to the United States, new drug applications, abbreviated new drug applications, product license applications, investigational new drug applications, premarket approval applications, premarket notifications under Section 510(k) of the FDCA, and investigational device exemptions, and product export applications issued by the FDA.

       (2) To the knowledge of the Company, neither the Company, Crescendo, their respective Subsidiaries nor any of their officers, employees or agents has made any untrue statement of a material fact or fraudulent statement to the FDA or any foreign equivalent, failed to disclose a fact required to be disclosed to the FDA or any foreign equivalent, or committed any act, made any statement, or failed to make any statement, that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting, "Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities," set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any foreign equivalent to invoke its equivalent policy.

       (3) The Company has, prior to execution of this Agreement, made available to Parent copies of or made available for Parent's review any and all documents in its or any of its Subsidiaries' possession that the Company believes are material to assessing the Company's or any of its Subsidiaries' compliance with the FDCA and the Comprehensive Drug Abuse Prevention and Control Act of 1970 and implementing regulations, including, without limitation, copies in its possession of (i) all 483s issued during the last three years, (ii) any administrative or judicial order, ruling or agreement issued or entered into during the last three years in which the Company, any of its Subsidiaries, or any of their respective predecessor companies were a named party or were identified as an interested person, or (iii) any recall notice or order relating to any Product during the last two years.

    (q) SIGNIFICANT AGREEMENTS. Section 5.1(q) of the Company Disclosure Letter sets forth a complete and correct list of: (i) all Contracts required to be filed as an exhibit to the Company's Reports filed prior to the date hereof; (ii) all Contracts in effect as of the date of this Agreement that are reasonably expected to require the payment (whether by or to the Company or any of its Subsidiaries) of $15,000,000 or more in the aggregate or payments in any twelve-month period aggregating $4,000,000 or more; (iii) all Contracts between the Company and any of its Subsidiaries, on the one hand, and Crescendo and any of its Subsidiaries, on the other hand; (iv) all in-licenses or Contracts calling for the purchase or other acquisition by the Company or any of its Subsidiaries of rights to Products that generate or are reasonably expected to generate $10,000,000 or more of annualized revenues; and (v) all Contracts between the Company and any of its Subsidiaries, on the one hand, and any Affiliate of the Company, on the other hand (the Contracts described in (i) through (v), the "SIGNIFICANT AGREEMENTS"). The Company has heretofore made available to Parent complete and correct copies of each of the Significant Agreements, each as amended or modified to the date hereof (including any waivers with respect thereto). Each of the Significant Agreements is in full force and effect and enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception, except in each case where the failure to be in full force and effect and enforceable would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Company. None of the Company, any of its Subsidiaries or, to the knowledge of the Company's Executive Officers, Crescendo has received any notice (written or oral) of cancellation or termination of, or any expression or indication of an intention or desire to cancel or terminate, any of the Significant Agreements except in each case for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company. No Significant Agreement is the subject of, or, to the knowledge of the Company's Executive Officers, has been threatened to be made the subject of, any arbitration, suit or other legal proceeding except in each case for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company. With respect to any

    Significant Agreement which by its terms will terminate as of a certain date unless renewed or unless an option to extend such Significant Agreement is exercised, neither the Company, any of its Subsidiaries nor, to the knowledge of the Company's Executive Officers, Crescendo has received any notice (written or oral), or otherwise has any knowledge, that any such Significant Agreement will not be, or is not likely to be, so renewed or that any such extension option will not be exercised except in each case for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company. There exists no event of default or occurrence, condition or act on the part of the Company or any of its Subsidiaries or, to the knowledge of the Company's Executive Officers, on the part of the other parties to the Significant Agreements which constitutes or would constitute (with notice or lapse of time or both) a breach of or default under any of the Significant Agreements except in each case for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company.

    (r)  INTELLECTUAL PROPERTY RIGHTS.

       (1) The Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo own or have the right to use all intellectual property material to the conduct of their respective businesses (such intellectual property and such rights are collectively referred to herein as the "COMPANY IP RIGHTS"). Except under the Agreements disclosed in Section 5.1(q) of the Company Disclosure Letter, no royalties or other payments relating to the use of intellectual property rights are payable by the Company, its Subsidiaries, or, to the knowledge of the Company's Executive Officers, Crescendo to any Person with respect to commercialization of any products presently sold, manufactured by or for or under development by the Company, Crescendo and their respective Subsidiaries that are in excess of $2,000,000 per year for any single product.

       (2) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (A) constitute a material breach by the Company, its Subsidiaries or, to the knowledge of the Company's Executive Officers, Crescendo of any material instrument or agreement governing any Company IP Rights, (B) cause the modification of any terms of any material licenses or agreements relating to any Company IP Rights including but not limited to the modification of the effective rate of any royalties or other payments provided for in any such license or agreement, (C) cause the forfeiture or termination of any material Company IP Rights, (D) give rise to a right of forfeiture or termination of any material Company IP Rights or (E) materially impair the right of the Company, its Subsidiaries, the Surviving Corporation, Parent or, to the knowledge of the Company's Executive Officers, Crescendo to make, have made, offer for sale, use, sell, export or license any material Company IP Rights or portion thereof.

       (3) Except in each case as is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company, neither the manufacture, marketing, license, export, sale or intended use of any Product by the Company, its Subsidiaries or, to the knowledge of the Company's Executive Officers, Crescendo nor the current use by the Company, its Subsidiaries or, to the knowledge of the Company's Executive Officers, Crescendo, of any Company IP Rights (A) violates any license or agreement between the Company, Crescendo or any of their respective Subsidiaries and any third party or (B) infringes any patents or other intellectual property rights of any other party; and there is no pending or, to the knowledge of the Company's Executive Officers, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Company IP Rights, or asserting that any Company IP Rights or the proposed use, sale, export, license or disposition thereof, or the manufacture, use or sale of any Products, conflicts or will conflict with the rights of any other party.

       (4) The Company has heretofore made available to Parent a worldwide list of all patents, trade names, registered trademarks and registered service marks, and applications for any of the foregoing, owned or possessed by the Company, its Subsidiaries or, to the knowledge of the Company's Executive Officers, Crescendo and true and complete copies of such materials have been made available to Parent.

       (5) The Company has provided to Parent a true and complete copy of the Company's, its Subsidiaries' and, to the knowledge of the Company's Executive Officers, Crescendo's standard form or forms of employee confidentiality agreements and other standard agreements relating to rights to inventions or other intellectual property and the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo have taken all commercially reasonably steps to ensure that all employees have executed such an agreement. All consultants or third parties with access to proprietary information of the Company, its Subsidiaries and, to the knowledge of the Company's Executive Officers, Crescendo have executed appropriate non-disclosure agreements.

    (s) YEAR 2000 COMPLIANCE. The Company has instituted processes and controls to attain Year 2000 Compliance, as that term is defined below, and the foreseeable expenses or other liabilities associated with the process of securing full Year 2000 Compliance would not be reasonably expected to have a Material Adverse Effect on the Company. "YEAR 2000 COMPLIANCE" means, except for any noncompliance that would not be reasonably expected to cause a Material Adverse Effect on the Company, that such hardware or software used by the Company or any of its Subsidiaries including, but not limited to, microcode, firmware, system and application programs, files, databases, computer services, and microcontrollers, including those embedded in computer and non-computer equipment (the "COMPUTER SYSTEMS") will:

       (1) process date data from at least the years 1900 through 2101 without error or interruption;

       (2) maintain functionality with respect to the introduction processing, or output of records containing dates falling on or after January 1, 2000; and

       (3) be interoperable with other software or hardware which may deliver records to, receive records from, or interact with such Computer Systems in the course of conducting the business of the Company, including processing data and manufacturing the products of the Company.

    (t)  CRESCENDO PHARMACEUTICALS CORPORATION.

       (1) The Company owns 1,000 shares of Class B Common Stock of Crescendo free and clear of any lien, pledge, security interest, claim or other encumbrance. Such 1,000 shares constitute all of the issued and outstanding shares of Class B Common Stock of Crescendo.

       (2) The Company's option to purchase all of the outstanding shares of Class A Common Stock of Crescendo is in full force and effect as of the date hereof and is enforceable in accordance with its terms as set forth in ARTICLE FIFTH of the Restated Certificate of Incorporation of Crescendo, a true and correct copy of which is attached as Section 5.1(t)(2) of the Company Disclosure Letter (the "CRESCENDO CERTIFICATE OF INCORPORATION"). As of the date hereof, (i) the aggregate of the worldwide Product Payments, Developed Technology Royalties and Technical Evaluation Product Payments (as such terms are defined in the Crescendo Certificate of Incorporation) (the "CRESCENDO PAYMENTS") made by or due from the Company to Crescendo with respect to all Licensed Products, Developed Technology Products and Technical Evaluation Products (as such terms are defined in the Crescendo Certificate of Incorporation) (the "CRESCENDO PRODUCTS") for the four calender quarters immediately preceding the date hereof is approximately $500,000, (ii) the aggregate of the average quarterly Crescendo Payments made by or due from the Company to

       Crescendo with respect to all Crescendo Products which have not been commercially sold during each of the four calender quarters immediately preceding the date hereof is approximately $500,000, and (iii) the aggregate of all amounts paid by or due from Crescendo under the Development Agreement (as defined in the Crescendo Certificate of Incorporation) is approximately $163,000,000. The Company hereby represents and warrants that it has not exercised its payment buy-out option with respect to any of the Crescendo Products.

       (3) As of the date hereof, the License Agreement dated December 16, 1998 by and between the Company and Crescendo, a true and correct copy of which is attached as Section 5.1(t)(3) of the Company Disclosure Letter, is the only license agreement that has been executed by the Company and Crescendo pursuant to the License Option Agreement dated September 5, 1997 by and between the Company and Crescendo.

    5.2 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB. Except as set forth in the corresponding sections or subsections of the disclosure letter, dated the date of this Agreement, delivered by Parent to the Company (the "PARENT DISCLOSURE LETTER"), Parent, on behalf of itself and Merger Sub, represents and warrants to the Company that:

    (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of Parent and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, when taken together with all other such failures, reasonably likely to have a Material Adverse Effect on it. Parent has made available to Company a complete and correct copy of its articles of incorporation and bylaws, each as amended to date. Such articles of incorporation and bylaws are in full force and effect.

    (b)  CAPITAL STRUCTURE.

       (1) The authorized capital stock of Parent consists of 2,400,000,000 shares of Parent Common Stock, of which 1,520,806,248 were issued and outstanding and 17,591,970 shares were held in treasury as of the close of business on June 18, 1999, and 1,000,000 shares of Preferred Stock, par value $1.00 per share (the "PARENT PREFERRED SHARES"), of which no shares were outstanding as of the date hereof. All of the outstanding shares of Parent Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. As of the date of this Agreement, other than Parent Common Stock subject to issuance as set forth below, Parent has no shares of Parent Common Stock or Parent Preferred Shares reserved for or subject to issuance. As of June 18, 1999, there were not more than 70,405,072 shares of Parent Common Stock that Parent was obligated to issue pursuant to Parent's stock plans, each of which are listed in Section 5.2(b) of the Parent Disclosure Letter (collectively, the "PARENT STOCK PLANS"). Except as set forth above, as of the date of this Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or to sell any shares of capital stock or other securities of Parent or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of Parent, and no securities or obligations evidencing such rights are authorized, issued or outstanding. As of the date of this Agreement, Parent does not have outstanding any bonds, debentures, notes or other debt obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of Parent on any matter.

       (2) The authorized capital stock of Merger Sub consists of 1,000 shares of Common Stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent, and there are (i) no other shares of capital stock or other voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for shares of capital stock or other voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any capital stock, other voting securities or securities convertible into or exchangeable for capital stock or other voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

    (c) CORPORATE AUTHORITY AND APPROVAL. Parent and Merger Sub each has all requisite corporate power and authority and each has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement, subject only to the Parent Required Consents, to consummate the Merger. This Agreement has been duly executed and delivered by Parent and Merger Sub and is a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. The shares of Parent Common Stock, when issued pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and no stockholder of Parent will have any preemptive right of subscription or purchase in respect thereof.

    (d)  GOVERNMENTAL FILINGS; NO VIOLATIONS.

       (1)  Other than the filings and/or notices (A) pursuant to Section 1.3,
       (B) under the HSR Act, the Securities Act and the Exchange Act, (C) pursuant to the European Community Merger Control Regulation, (D) to comply with state securities or "blue-sky" laws and (E) to comply with any other relevant Competition Laws (including such laws in Canada and, if necessary, Japan) (such filings and/or notices of Parent being the "PARENT REQUIRED CONSENTS"), no notices, reports or other filings are required to be made by Parent with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent from, any Governmental Entity, in connection with the execution and delivery of this Agreement by Parent and the consummation by Parent of the Merger and the other transactions contemplated by this Agreement, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on Parent and are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair Parent's ability to consummate the transactions contemplated by this Agreement.

       (2) The execution, delivery and performance of this Agreement by Parent do not, and the consummation by Parent of the Merger and the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, Parent's articles of incorporation or bylaws or the comparable governing instruments of any of its Significant Subsidiaries or any Significant Investees, (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on its assets or the assets of any of Parent's Significant Investees (with or without notice, lapse of time or both) pursuant to, any Contracts binding upon Parent or any of its Significant Investees or any Law or governmental or non-governmental permit or license to which Parent or any of its Significant Investees is subject or (C) any change in the rights or obligations of any party under any Contracts to which Parent or its Significant Investees are a party, except, in the case of clauses (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on Parent and is not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair Parent's ability to consummate the transactions contemplated by this Agreement. The Parent Disclosure Letter sets forth a correct and complete list of Contracts of Parent and its Significant Investees pursuant to which consents or waivers are or may be required prior to consummation of the transactions contemplated by this Agreement other than those where the failure to obtain such consents or waivers is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on Parent and is not, individually or in the aggregate, reasonably likely to prevent or materially impair Parent's ability to consummate the transactions contemplated by this Agreement.

    (e) REPORTS; FINANCIAL STATEMENTS. Parent has made available to the Company each registration statement, report, proxy statement or information statement prepared by Parent since December 31, 1996, including Parent's Annual Report on Form 10-K for the years ended December 31, 1996, December 31, 1997 and December 31, 1998 and Parent's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such reports filed subsequent to the date of this Agreement, "PARENT'S REPORTS"). As of their respective dates, Parent's Reports complied as to form with all applicable requirements under the Securities Act, the Exchange Act and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into Parent's Reports (including the related notes and schedules) fairly presents the consolidated financial position of Parent and its Subsidiaries as of its date and each of the consolidated statements of income, shareholders' investment and cash flows included in or incorporated by reference into Parent's Reports (including any related notes and schedules) fairly presents the consolidated results of operations, statement of shareholders' investment and cash flows, as the case may be, of Parent and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to the absence of notes (to the extent permitted by the rules applicable to Form 10-Q) and to normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. Except as set forth in Section 5.2(e) of the Parent Disclosure Letter, to Parent's knowledge, as of the date of this Agreement, no Person or "group" "beneficially owns" 5% or more of Parent's outstanding voting securities, with the terms "beneficially owns" and "group" having the meanings ascribed to them under Rule 13d-3 and Rule 13d-5 under the Exchange Act.

    (f) ABSENCE OF CERTAIN CHANGES. Except as disclosed in Parent's Reports filed prior to the date of this Agreement or as expressly contemplated by this Agreement, since the Audit Date, there has not been: (i) any change in the financial condition, liabilities and assets (taken together), business or results of operations of Parent and its Subsidiaries, except those changes that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on Parent; (ii) any damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by Parent or any of its Subsidiaries, whether or not covered by insurance, which damage, destruction or loss is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on Parent; or (iii) any change by Parent in accounting principles, practices or methods, except as required by GAAP.

    (g) ACCOUNTING AND TAX MATTERS. Neither Parent nor any of its Subsidiaries or Pooling Affiliates has taken or agreed to take any action, nor do Parent's executive officers have any actual knowledge of any fact or circumstance, that would prevent Parent from accounting for the business combination to be effected by the Merger as a "pooling-of-interests" in accordance with the

    Pooling Requirements or prevent the Merger and the other transactions contemplated by this Agreement from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

    (h) CONTINUATION OF OPERATIONS. Parent intends to cause the Surviving Corporation to continue to maintain significant operations in the Silicon Valley area of California.

                                    ARTICLE VI.
                                     COVENANTS

    6.1 INTERIM OPERATIONS. Except as set forth in the corresponding sections or subsections of the Company Disclosure Letter and the Parent Disclosure Letter, as appropriate:

       (a) The Company covenants and agrees as to itself and its Subsidiaries that, after the date of this Agreement and prior to the Effective Time (unless Parent shall otherwise approve in writing and except as (x) otherwise required by applicable Law, in which case, the Company shall provide Parent with prior reasonable notice of such requirement, or (y) expressly contemplated by this Agreement):

           (i) Its business and that of its Subsidiaries shall be conducted only in the ordinary and usual course and, to the extent consistent therewith, it and its Subsidiaries shall use their reasonable best efforts to preserve their business organizations intact and maintain their existing relations and goodwill with customers, suppliers, regulators, distributors, creditors, lessors, employees and business associates; PROVIDED, HOWEVER, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any other provision of this Section 6.1(a) shall be deemed a breach of this Section 6.1(a)(i) unless such action would constitute a breach of one or more such other provisions;

           (ii) It shall not: (A) amend its certificate of incorporation or bylaws; (B) split, combine, subdivide or reclassify its outstanding shares of capital stock; (C) declare, set aside or pay any dividend payable in cash, stock or property in respect of any capital stock; or (D) repurchase, redeem or otherwise acquire, except in connection with commitments existing as of the date of this Agreement under the Company Stock Plans but subject to the Company's obligations under subparagraph (iii) below, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock;

           (iii) Neither it nor any of its Subsidiaries shall take any action that would prevent the Merger from qualifying for "pooling-of-interests" accounting treatment in accordance with the Pooling Requirements or as a "reorganization" within the meaning of
           Section 368(a) of the Code or that would cause any of its representations and warranties in this Agreement to become untrue in any material respect;

           (iv) Neither it nor any of its ERISA Affiliates shall: (A) accelerate, amend or change the period of exercisability of or terminate, establish, adopt, enter into, make any new grants or awards of stock-based compensation or other benefits under any Compensation and Benefit Plans including expanding participation in any severance pay plan; (B) amend or otherwise modify any Compensation and Benefit Plans; or (C) increase the salary, wage, bonus or other compensation of any directors, officers or employees, except, in the case of (A), (B) and (C), (x) for grants or awards to employees below the level of Vice President of it or its Subsidiaries under existing Compensation and Benefit Plans in such amounts and on such terms as are consistent with past practice, (y) in the normal and usual course of its business (which may include normal periodic performance reviews and related compensation and benefit increases and the provision of individual Company Compensation and Benefit Plans consistent with past practice for promoted or newly hired employees below the level of Vice President on terms consistent with past practice), or (z) for actions necessary to satisfy existing contractual obligations under Compensation and Benefit Plans existing as of the date of this Agreement or as required under the terms of this Agreement; PROVIDED, that it shall not take such action unless it shall have provided Parent with prior reasonable notice;

           (v) Neither it nor any of its Subsidiaries shall incur, repay or retire prior to maturity or refinance any indebtedness for borrowed money or guarantee any such indebtedness or issue, sell, repurchase or redeem prior to maturity any debt securities or warrants or rights to acquire any debt securities or guarantee any debt securities of others, in all such cases in excess of, in the aggregate, $10,000,000 plus amounts equal to any existing indebtedness described in Section
           4.5 that the Company is required to repurchase prior to the Effective Time;

           (vi) Neither it nor any of its Subsidiaries shall make any capital expenditures in an aggregate amount in excess of the aggregate amount reflected in the Company's capital expenditure budget for the fiscal year ending December 31, 1999, a copy of which has been provided to Parent;

           (vii) Neither it nor any of its Subsidiaries shall issue, deliver, sell, pledge or encumber shares of any class of its capital stock or any securities convertible or exchangeable into, any rights, warrants or options to acquire, or any bonds, debentures, notes or other debt obligations having the right to vote or convertible or exercisable for any such shares except Company Shares issued pursuant to options and other awards outstanding on the date of this Agreement under the Company Stock Plans or otherwise permitted by Section 6.1(a)(iv);

           (viii) Neither it nor any of its Subsidiaries shall authorize, propose or announce an intention to authorize or propose, or enter into an agreement with respect to, any merger, consolidation or business combination (other than the Merger), or any purchase, sale, lease, license or other acquisition or disposition of any business or of a material amount of assets or securities;

           (ix) It shall not make any material change in its accounting policies or procedures, other than any such change that is required by GAAP, or revalue any assets, including, without limitation, writing down the value of material inventory or writing off notes or accounts receivable in a material amount other than as required by GAAP;

           (x) It shall not release, assign, settle or compromise any material claims or litigation or make any material tax election or settle or compromise any material United States federal, state, local or foreign tax liability; and

           (xi) Neither it nor any of its Subsidiaries shall authorize or enter into any agreement to violate any of the foregoing.

       (b) Parent covenants and agrees as to itself and its Subsidiaries that, after the date of this Agreement and prior to the Effective Time (unless the Company shall otherwise approve in writing and except as (x) otherwise required by applicable Law, in which case, Parent shall provide the Company with prior reasonable notice of such requirement, or (y) expressly contemplated by this Agreement):

           (i) It shall remain principally a diversified health care products and services company;

           (ii) It shall not: (A) reclassify its shares of capital stock or (B) declare, set aside or pay any dividend payable in cash, stock (other than Parent Common Stock) or property in respect of any capital stock, except (x) for regular quarterly cash dividends or (y) for a dividend that would be received by the holders of the Company Common Stock on an equivalent basis per share of Parent Common Stock after the Effective Time;

           (iii) Neither it nor any of its Subsidiaries shall take any action that would prevent the Merger from qualifying for "pooling-of-interests" accounting treatment in accordance with the Pooling Requirements or as a "reorganization" within the meaning of
           Section 368(a) of the Code or that would cause any of its representations and warranties in this Agreement to become untrue in any material respect;

           (iv) Neither it nor any of its Subsidiaries shall authorize, propose or announce an intention to authorize or propose, or enter into an agreement with respect to, any merger, consolidation or business combination, or any purchase, sale, lease, license or other acquisition of any business or a material amount of assets or securities, in all such cases, with any of the entities identified in
           Section 6.1(b) of the Company Disclosure Letter; and

           (v) Neither it nor any of its Subsidiaries shall authorize or enter into any agreement to violate any of the foregoing.

       (c) Parent and the Company agree that any written approval of Parent or of the Company obtained under Section 6.1(a) or 6.1(b) must be signed on behalf of the appropriate party by the Chief Executive Officer or Chief Financial Officer of Parent or of the Company or Senior Vice President, Pharmaceutical Operations of Parent or Group Vice President, ALZA Technologies, of the Company.

    6.2  ACQUISITION PROPOSALS.

       (a) The Company agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall direct and use its best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) (the Company, its Subsidiaries and their officers, directors, employees, agents and representatives being referred to as the "COMPANY REPRESENTATIVES") not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving it, or any purchase or sale of the consolidated assets (including stock of its Subsidiaries) of it or any of its Subsidiaries, taken as a whole, having an aggregate value equal to 10% or more of its market capitalization, or any purchase or sale of, or tender or exchange offer for, 10% or more of its or any of its Subsidiaries' equity securities (any such proposal or offer being hereinafter referred to as an "ACQUISITION PROPOSAL"). The Company further agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall direct and use its best efforts to cause the Company Representatives not to, directly or indirectly, have any discussion with or provide any confidential information or data to any Person relating to or in contemplation of an Acquisition Proposal or engage in any negotiations concerning an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in this Agreement shall prevent either the Company or its Board of Directors from: (A) complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal; (B) engaging in any discussions or negotiations with or providing any information to, any Person in response to an unsolicited bona fide written Acquisition Proposal by any such

       Person; or (C) subject to the obligation of the Company pursuant to
       Section 6.4 to duly convene a Stockholders Meeting at which a vote of the stockholders of the Company shall be taken regarding the adoption of this Agreement and the approval of the transactions contemplated by this Agreement, recommending such an unsolicited bona fide written Acquisition Proposal to the stockholders of the Company if, and only to the extent that, with respect to the actions referred to in clauses (B) or (C), (i) the Board of Directors of the Company concludes in good faith (after consultation with its outside legal counsel and its financial advisor) that such Acquisition Proposal is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal, and would, if consummated, result in a transaction more favorable to the Company's stockholders from a financial point of view than the transaction contemplated by this Agreement (a "SUPERIOR PROPOSAL"), (ii) the Board of Directors of the Company determines in good faith after consultation with outside legal counsel that the failure to take such action would result in the reasonable likelihood that the Board of Directors would breach its fiduciary duties to the Company's stockholders under applicable Law and
       (iii) prior to providing any information or data to any Person in connection with an Acquisition Proposal by any such Person, the Board of Directors of the Company shall receive from such Person an executed confidentiality agreement on terms substantially similar to those contained in the confidentiality agreement previously entered into between Parent and the Company in connection with their consideration of the Merger; PROVIDED, that such confidentiality agreement shall contain terms that allow the Company to comply with its obligations under this
       Section 6.2.

       (b) The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will take the necessary steps to promptly inform each Company Representative of the obligations undertaken in
       Section 6.2(a). The Company agrees that it will notify Parent promptly, but in any event within twenty-four (24) hours, if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any Company Representative indicating, in connection with such notice, the name of such Person making such inquiry, proposal, offer or request and the substance of any such inquiries, proposals or offers. The Company thereafter shall keep Parent informed, on a timely basis, of the status and terms of any such inquiries, proposals or offers and the status of any such discussions or negotiations. The Company also agrees that it will promptly request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of any Acquisition Proposal to return all confidential information heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries.

    6.3 INFORMATION SUPPLIED. The Company and Parent each agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in (i) the Registration Statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of shares of Parent Common Stock in the Merger (including the joint proxy statement and prospectus (the "PROSPECTUS/PROXY STATEMENT") constituting a part thereof) (the "S-4 REGISTRATION STATEMENT") will, at the time the S-4 Registration Statement becomes effective under the Securities Act, and (ii) the Prospectus/Proxy Statement and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the meeting of stockholders of the Company to be held in connection with the Merger, in any such case, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any information relating to Parent or the

Company, or any of their respective Affiliates, officers or directors, is discovered by Parent or the Company which should be set forth in an amendment or supplement to any of the S-4 Registration Statement or the Prospectus/Proxy Statement, so that any of such documents would not include any misstatement of a material fact or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties to this Agreement and an appropriate amendment or supplement describing such information shall be promptly filed by the appropriate party with the SEC and, to the extent required by law, disseminated to the stockholders of the Company.

    6.4 STOCKHOLDERS MEETING. Subject to Section 8.3(b), the Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of holders of Company Shares (the "STOCKHOLDERS MEETING") as promptly as practicable after the S-4 Registration Statement is declared effective to consider and vote upon the adoption of this Agreement. The Company's Board of Directors shall (i) recommend that the stockholders of the Company adopt this Agreement and thereby approve the transactions contemplated by this Agreement and (ii) take all lawful action (including the solicitation of proxies) to solicit such adoption; PROVIDED, HOWEVER, that the Company's Board of Directors may, at any time prior to the Effective Time, withdraw, modify or change any such recommendation to the extent that the Company's Board of Directors determines in good faith, after consultation with outside legal counsel, that such withdrawal, modification or change of its recommendation is required by its fiduciary duties to the Company's stockholders under applicable Law; PROVIDED, FURTHER, that, subject to
Section 8.3(b), regardless of whether the Company's Board of Directors has withdrawn, modified or changed its recommendation to the stockholders regarding the adoption of this Agreement or the approval of the transactions contemplated by this Agreement, the Company shall as promptly as practicable after the S-4 Registration Statement is declared effective duly convene and complete the Stockholders Meeting and cause a vote of the stockholders to be taken at such Stockholders Meeting regarding the adoption of this Agreement and the approval of the transactions contemplated by this Agreement.

    6.5  FILINGS; OTHER ACTIONS; NOTIFICATION.

    (a) Parent and the Company shall promptly prepare and file with the SEC the Prospectus/Proxy Statement, and Parent shall prepare and file with the SEC the S-4 Registration Statement as promptly as practicable. Parent and the Company each shall use its reasonable best efforts to have the S-4 Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and promptly thereafter mail the Prospectus/Proxy Statement to the stockholders of the Company. Parent shall also use its reasonable best efforts to obtain prior to the effective date of the S-4 Registration Statement all necessary state securities law or "blue sky" permits and approvals required in connection with the Merger and the other transactions contemplated by this Agreement and will pay all expenses incident thereto.

    (b) The Company and Parent each shall use its respective reasonable best efforts to cause to be delivered to the other party and its directors letters of its independent auditors, dated (i) the date on which the S-4 Registration Statement shall become effective and (ii) the Closing Date, and addressed to the other party and its directors, in form and substance customary for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the S-4 Registration Statement.

    (c) The Company and Parent shall cooperate with each other and, subject to Sections 6.5(d) and (e), use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts (i) to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as practicable, including (A) obtaining opinions of their respective accountants and attorneys referred to in Section 6.5(b) and Article VII of this Agreement, (B) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents including, without limitation, filings under the HSR Act, (C) instituting court actions and other proceedings necessary to obtain the approvals required to consummate the Merger or the other transactions contemplated by this Agreement or defending or otherwise opposing all court actions and other proceedings instituted by a Governmental Entity or other Person under the Competition Laws or otherwise for purposes of preventing the consummation of the Merger and the other transactions contemplated by this Agreement, and (D) to prepare prior to, and to execute and deliver at, the Closing supplements to the 5% Debenture Indenture, the 5- 1/4% Debenture Indenture and the Warrant Agreement in accordance with Sections 4.5(a), (b) and (c) and (ii) to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger and the other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable.

    (d) Notwithstanding anything to the contrary in this Agreement, (i) the Company shall not, without Parent's prior written consent, commit to any divestitures, licenses or hold separate or similar arrangements (or allow its Subsidiaries to commit to any divestitures, licenses or hold separate or similar arrangements), and the Company shall commit to, and shall use reasonable best efforts to effect (and shall cause its Subsidiaries to commit to and use reasonable best efforts to effect), any such divestitures, licenses or hold separate or similar arrangements as Parent shall request in order to obtain approval of the transactions contemplated by this Agreement under applicable Competition Laws and (ii) except as set forth in Section 6.5(e), neither Parent nor any of its Subsidiaries shall be required to agree (with respect to (x) Parent or its Subsidiaries or (y) the Company or its Subsidiaries) to any divestitures, licenses or hold separate or similar arrangements in order to obtain approval of the transactions contemplated by this Agreement under applicable Competition Laws if such divestitures, licenses or arrangements would reasonably be expected to have a Material Adverse Effect on Parent or the Company or a material adverse effect on the expected benefits of the Merger to Parent.

    (e) Notwithstanding anything to the contrary in this Agreement, nothing in this Section 6.5 or any other part of this Agreement shall require Parent to refrain from entering into any agreement with respect to, or issuing Parent Common Stock or other consideration in connection with, a business combination with, or an acquisition of, all or part of a third party (a "SUBSEQUENT TRANSACTION"), and such actions by Parent shall not cause a breach of this Agreement, except that Parent shall not, prior to the Effective Time, enter into any agreement or understanding providing for any business combination with or an acquisition of a majority of the stock or assets of, any of the entities identified in Section 6.1(b) of the Company Disclosure Letter. In the event of a Subsequent Transaction, Parent shall agree to any divestitures, licenses or hold separate or similar arrangements necessary in order to obtain approval of the transactions contemplated by this Agreement under applicable Competition Laws that would not otherwise have been required in order to obtain such approval but for the Subsequent Transaction.

    (f) The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Prospectus/Proxy Statement, the S-4 Registration Statement or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the transactions contemplated by this Agreement.

    (g) The Company and Parent each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notice or other communications received by Parent or the Company, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement. Each of the Company and Parent shall give prompt notice to the other of any change that is reasonably likely to result in a Material Adverse Effect on it or of any failure of any conditions to the other party's obligations to effect the Merger set forth in Article VII.

    (h) The Company will promptly provide Parent with copies of any communication that is issued, prepared or otherwise becomes available from the date of this Agreement until the Effective Time which bears significantly and adversely upon the regulatory status of the Products or the facilities of the Company or any of its Subsidiaries or the facilities of the material suppliers of the Company (including its Subsidiaries), including, without limitation, any warning letter, notice of violation, approval or non-approval letter/order or withdrawal letter/order from a Governmental Entity respecting such facilities or Products.

    (i) Parent agrees to reduce (if necessary) the number of "tainted treasury shares" (within the contemplation of the Pooling Requirements) attributable to Parent such that the attribution to Parent of "tainted treasury shares" under the Pooling Requirements shall not prevent Parent from accounting for the business combination to be effected by the Merger as a "pooling-of-interests" in accordance with the Pooling Requirements by the date that is three business days after all of the conditions set forth in
    Article VII other than Section 7.1(e) have been satisfied or, if applicable, waived.

    6.6 ACCESS; CONSULTATION. Upon reasonable notice, and except as may be prohibited by applicable Law, the Company shall (and shall cause its Subsidiaries to) afford Parent's employees, agents and representatives (including any investment banker, attorney or accountant retained by Parent or any of its Subsidiaries) reasonable access, during normal business hours throughout the period prior to the Effective Time, to the Company's properties, books, contracts and records and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Parent all information concerning the Company's business, properties and personnel as may reasonably be requested; provided that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company under this Agreement; and provided, further, that the foregoing shall not require the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would result in the disclosure of any trade secrets of third parties or violate any of the Company's obligations with respect to confidentiality if the Company shall have used all reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All requests for information made pursuant to this Section 6.6 shall be directed to an executive officer of the Company or such Person as may be designated by any such executive officer, as the case may be. Parent will hold any such information that is non-public in confidence in accordance with the Confidentiality Agreement.

    6.7  AFFILIATES.

    (a) Each of the Company and Parent shall deliver to the other a letter identifying all Persons whom such party believes to be, at the date of the Stockholders Meeting, affiliates of such party for purposes of applicable interpretations regarding use of the "pooling-of-interests" accounting method ("POOLING AFFILIATES") and, in the case of the Company, affiliates of the Company for purposes of Rule 145 under the Securities Act ("RULE 145 AFFILIATES"). Each of the Company and Parent shall use all reasonable efforts to cause each Person who is identified as a Pooling Affiliate or Rule 145 Affiliate in the letter referred to above to deliver to Parent promptly after execution of this Agreement a written agreement, in the form attached as EXHIBIT A, in the case of a Pooling Affiliate or Rule 145 Affiliate of the Company (the "COMPANY AFFILIATE'S LETTER"), and EXHIBIT B, in the case of a Pooling Affiliate of Parent (the "PARENT AFFILIATE'S LETTER"). Prior to the Effective Time, each of the Company and Parent shall use all reasonable efforts to cause each additional Person who is identified as a Pooling Affiliate or Rule 145 Affiliate after the date of the Stockholders Meeting to execute the applicable written agreement as set forth in this Section 6.7, as soon as practicable after such Person is identified.

    (b) Shares of Parent Common Stock issued to Pooling Affiliates of the Company in exchange for Company Shares shall not be transferable until such time as financial results covering at least 30 days of combined operations of Parent and the Company shall have been published within the meaning of
    Section 201.01 of the SEC's Codification of Financial Reporting Policies, regardless of whether each such Pooling Affiliate has provided the written agreement referred to in this Section, except to the extent permitted by, and in accordance with, SEC Accounting Series Release 135 and SEC Staff Accounting Bulletins 65 and 76. Any Company Shares held by any such Pooling Affiliate shall not be transferable, regardless of whether such Pooling Affiliate has provided the applicable written agreement referred to in this Section, if such transfer, either alone or in the aggregate with other transfers by Pooling Affiliates, would preclude Parent's ability to account for the business combination to be effected by the Merger as a pooling of interests. The Company shall not register the transfer of any Certificate unless such transfer is made in compliance with the foregoing.

    6.8 STOCK EXCHANGE LISTING. To the extent they are not already listed, Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in the Merger to be approved for listing on the NYSE and on all other stock exchanges on which shares of Parent Common Stock are then listed, subject to official notice of issuance, prior to the Closing Date.

    6.9 PUBLICITY. The initial press release with respect to the Merger shall be a joint press release. Thereafter, unless otherwise required by applicable Law or pursuant to any listing agreement with or rules of a securities exchange, the Company and Parent shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/ or any Governmental Entity (including any securities exchange) with respect thereto.

    6.10  EMPLOYEE BENEFITS.

    (a)  STOCK OPTIONS.

       (i) At the Effective Time, each outstanding option to purchase Company Shares (a "COMPANY OPTION") under the Company Stock Plans, whether vested or unvested, shall be converted to an option to acquire, on the same terms and conditions as were applicable under such Company Option, the same number of shares of Parent Common Stock as the holder of such Company Option would have been entitled to receive pursuant to the Merger had such holder exercised such Company Option in full immediately prior to the Effective Time (rounded down to the nearest whole number) (a "SUBSTITUTE OPTION"), at an exercise price per share (rounded up to the nearest whole cent) equal to (y) the aggregate exercise price for the Company Shares otherwise purchasable pursuant to such Company Option divided by (z) the number of full shares of Parent Common Stock deemed purchasable pursuant to such Company Option in accordance with the foregoing. Notwithstanding the foregoing, each purchase right granted under the Company's Employee Stock Purchase Plan or the Company's Supplemental Employee Stock Purchase Plan (the "PURCHASE PLANS") that is outstanding at the

       Effective Time shall be converted to a right to acquire upon the same terms and conditions as were applicable to such right immediately before the Effective Time, that number of shares (rounded down to the nearest whole share) of Parent Common Stock equal to the Exchange Ratio multiplied by the number of Company Shares for which such purchase right would otherwise have been exercisable determined as of the relevant grant date under the applicable Purchase Plan at a purchase price per share equal to 85% of the lower of (A) the fair market value of a Company Share on the relevant grant date divided by the Exchange Ratio or (B) the fair market value of a share of Parent Common Stock on the relevant purchase date.

       (ii) As promptly as practicable after the Effective Time, the Surviving Corporation shall deliver to the participants in the Company Stock Plans appropriate notices setting forth such participants' rights pursuant to the Substitute Options.

    (b) RESTRICTED STOCK. At the Effective Time, each Company Share which is subject to restrictions or forfeiture risks (a "RESTRICTED SHARE") under the Company Stock Plans shall be converted to the same number of shares of Parent Common Stock as the holder of such Restricted Share would have been entitled to receive pursuant to the Merger had the Restricted Share not been subject to restrictions or forfeiture risks immediately prior to the Effective Time (rounded down to the nearest whole share), which shares of Parent Common Stock shall be subject to the same restrictions and forfeiture risks as the Restricted Share ("SUBSTITUTE RESTRICTED SHARES").

    (c) CONVERSION AND REGISTRATION. At or prior to the Effective Time, the Company shall make all necessary arrangements with respect to the Company Stock Plans to permit the conversion of the unexercised Company Options into Substitute Options and the conversion of Restricted Shares into Substitute Restricted Shares pursuant to this Section 6.10 and, within three days of the Effective Time, Parent shall use its reasonable best efforts to file with the SEC a registration statement on Form S-8 or other appropriate form covering shares of Parent Common Stock issuable pursuant to all Substitute Options and Substitute Restricted Shares with respect to Parent Common Stock and shall use its reasonable best efforts to cause such registration statement to become effective as soon as possible after filing and to maintain the effectiveness thereof.

    (d) BENEFITS. Each Compensation and Benefit Plan shall, as of the Effective Time, be the obligation of Parent and the Surviving Corporation. For the period beginning on the Effective Date and ending on December 31, 1999, Parent shall cause the Surviving Corporation to continue in effect the Compensation and Benefit Plans as in effect as of the Effective Time; PROVIDED, HOWEVER, that nothing in the foregoing provisions of this sentence shall (i) prevent Parent or the Surviving Corporation from amending any Compensation and Benefit Plan to the extent required by Law, or (ii) require Parent or the Surviving Corporation to continue any equity-based or equity-related plan. Notwithstanding the foregoing, Parent shall continue the Purchase Plans in effect until at least the first purchase date under the Purchase Plans following the Effective Time. For periods after December 31, 1999, employees of the Surviving Corporation shall be eligible to participate in employee benefit plans, programs, policies and arrangements which provide benefits that, in the aggregate, are materially comparable in value to those provided to similarly situated employees of Parent employed in the United States.

    (e) SERVICE CREDIT. In the event that, at or after the Effective Time, employees of the Company and its Subsidiaries become eligible to participate in a vacation pay program of Parent or its affiliates, such employees will be given credit under that vacation pay program for their service with the Company and its Subsidiaries for periods prior to the Effective Time to the same extent that such service was taken into account for purposes of the vacation pay program for which they were eligible immediately prior to the Effective Time.

    6.11 EXPENSES. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense, except that expenses incurred in connection with the filing fee for the S-4 Registration Statement, printing and mailing the Prospectus/ Proxy Statement, the S-4 Registration Statement and the filing fees under the HSR Act and any other Competition Law filings shall be shared equally by Parent and the Company.

    6.12  INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

    (a) The Certificate of Incorporation and Bylaws of the Surviving Corporation shall contain, and Parent shall cause the Surviving Corporation to fulfill and honor, provisions with respect to indemnification and exculpation that are substantially identical to those set forth in the certificate of incorporation and bylaws of the Company as of the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of any of the Indemnified Parties. "INDEMNIFIED PARTIES" shall include each person who is or was a director, officer or employee of the Company or any Subsidiary of the Company at any time before the Effective Time, and each person who serves or has in the past served at the request of the Company or any Subsidiary of the Company as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at any time before the Effective Time.

    (b)  Any Indemnified Party wishing to claim indemnification under paragraph
    (a) of this Section 6.12 shall promptly notify the Surviving Corporation, upon learning of any such claim, action, suit, proceeding or investigation, but the failure to so notify shall not relieve the Surviving Corporation of any liability it may have to such Indemnified Party if such failure does not materially prejudice the Surviving Corporation. The Surviving Corporation may, at its own expense: (i) participate in the defense of any claim, suit, action or proceeding; or (ii) at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof, unless the Indemnified Parties (or any of them) determine in good faith (after consultation with legal counsel) that there is, under applicable standards of professional conduct, a conflict or any significant issue between the positions of Parent and such Indemnified Parties, PROVIDED that the Surviving Corporation's counsel shall be reasonably satisfactory to the Indemnified Parties. If the Surviving Corporation assumes such defense, the Indemnified Parties shall have the right (but not the obligation) to participate in the defense thereof and to employ counsel, at their own expense, separate from the counsel employed by the Surviving Corporation. Whether or not the Surviving Corporation chooses to assume the defense of any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense thereof. If the Surviving Corporation fails to so assume the defense thereof, the Indemnified Parties may retain counsel reasonably satisfactory to the Surviving Corporation and the Surviving Corporation shall pay the reasonable fees and expenses of such counsel promptly after statements therefor are received; PROVIDED, FURTHER, that the Indemnified Parties on whose behalf expenses are advanced provide (x) a written affirmation of their good faith belief that the standard of conduct necessary for indemnification under Section 145 of the DGCL has been met, and (y) an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification under Section 145 of the DGCL. Neither Parent nor the Surviving Corporation shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed); PROVIDED, that, in the event that any claim or claims for indemnification are asserted or made within such a period of six years after the Effective Time, all rights to indemnification in respect of any such claim or claims (and the matters giving rise thereto) shall continue until the disposition of any and all such claim or claims (and the matters giving rise thereto). The Indemnified Parties as a group may retain only one law firm (in addition to local counsel) to represent them with respect to a single action unless any Indemnified Party determines in good faith (after consultation with legal counsel) that there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties. In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary to effectuate the purposes of this Section 6.12, proper provision shall be made so that the successors and assigns of Parent and the Surviving Corporation assume the obligations set forth in this Section 6.12, and none of the actions described in clause (i) or (ii) shall be taken until such provision is made.

    (c) Without limiting any of the obligations of Parent or the Surviving Corporation set forth elsewhere in this Section 6.12, for a period of six years after the Effective Time, Parent shall cause the Surviving Corporation to maintain in effect, to the extent available, directors' and officers' liability insurance covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy on terms comparable to those applicable under the policy of directors' and officers' liability insurance currently maintained by the Company; PROVIDED, HOWEVER, that in no event shall Parent or the Surviving Corporation be required to expend in excess of 150% of the annual premium currently paid by the Company for such coverage, and that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated instead to obtain a policy with the greatest coverage for a cost not exceeding such amount. The provisions of this Section 6.12(c) shall be deemed to have been satisfied if prepaid policies have been obtained by the Company prior to the Closing, which policies provide such directors and officers with coverage for an aggregate period of six years with respect to claims arising from facts or events that occurred on or before the Effective Time, including, without limitation, in respect of the transactions contemplated by this Agreement and for a premium not in excess of the aggregate of the premiums set forth in the preceding sentence. If such prepaid policies have been obtained by the Company prior to the Closing, Parent shall and shall cause the Surviving Corporation to maintain such policies in full force and effect, and continue to honor the Company's obligations thereunder.

    (d) Parent shall cause the Surviving Corporation to perform its obligations under this Section 6.12 and shall, in addition, guarantee, as co-obligor with the Surviving Corporation, the performance of such obligations by the Surviving Corporation subject to the limits imposed on the Surviving Corporation under the DGCL.

    (e)  The obligations of Parent or the Surviving Corporation under this
    Section 6.12 are subject to the conditions that each Indemnified Party shall comply with the reasonable requests of the Surviving Corporation or Parent in defending or settling any action hereunder and that any Indemnified Party shall approve any proposed settlement of any such action if (i) such settlement involves no finding or admission of any liability by any Indemnified Party, and (ii) the sole relief provided in connection with such settlement is monetary damages that are paid in full by the Surviving Corporation or Parent.

    (f) Parent agrees to pay, or cause the Surviving Corporation to pay, all expenses, including reasonable attorneys' fees, that may be incurred by the Indemnified Parties in successfully enforcing the indemnity and other rights under this Section 6.12.

    (g) The provisions of this Section 6.12 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

    6.13 TAKEOVER STATUTES. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of Parent and the Company and their respective Boards of Directors shall grant such approvals and take such actions as are necessary so that the Merger and such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement or by the Merger and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger or such transactions. The Company's Board of Directors shall take all actions, including the adoption of any resolutions, as may be necessary or reasonably requested by Parent to assure that any Charter and Bylaw Provisions are not, and at the Effective Time will not be, applicable to the Merger and the other transactions contemplated by this Agreement in any manner that would prevent or make materially burdensome to Parent the Merger or the other transactions contemplated by this Agreement.

    6.14 CONFIDENTIALITY. The Company and Parent each acknowledge and confirm that it has entered into a Confidentiality Agreement, dated May 24, 1999 (the "CONFIDENTIALITY AGREEMENT"), and that the Confidentiality Agreement shall remain in full force and effect in accordance with its terms except for the provisions of Paragraphs 4, 5 and 11 thereof which shall be of no further force or effect, in each such case, whether or not the Merger is consummated.

    6.15 TAX-FREE REORGANIZATION. Parent, Merger Sub, and the Company shall each use its best efforts to cause the Merger to be treated as a reorganization with the meaning of Section 368(a) of the Code and to obtain an opinion of its respective counsel as contemplated by Sections 7.2(c) and 7.3(c), respectively.

                                  ARTICLE VII.
                                   CONDITIONS

    7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver, if applicable, at or prior to the Effective Time of each of the following conditions:

    (a) STOCKHOLDER APPROVAL. This Agreement shall have been duly adopted by holders of Company Shares constituting the Requisite Vote;

    (b) NYSE LISTING. The shares of Parent Common Stock issuable to the Company stockholders pursuant to this Agreement shall have been approved for listing (either before or after the execution of this Agreement) on the NYSE upon official notice of issuance;

    (c) LAWS AND ORDERS. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger or the other transactions contemplated by this Agreement or permits consummation of the Merger or the other transactions contemplated by this Agreement under applicable Competition Laws but, except as provided in Section 6.5(e), subject to any divestitures, licenses or hold separate or similar arrangements if such divestitures, licenses or hold separate or similar arrangements would reasonably be expected to have a Material Adverse Effect on Parent or the Company or a material adverse effect on the expected benefits of the Merger to Parent (collectively, an "ORDER"), and no Governmental Entity shall have instituted, and no authoritative source at a Governmental Entity shall have threatened to institute, any proceeding seeking any such Order;

    (d) S-4. The S-4 Registration Statement shall have become effective under the Securities Act. No stop order suspending the effectiveness of the S-4 Registration Statement shall have been issued, and no proceedings for that purpose shall have been initiated or be threatened by the SEC; and

    (e) POOLING. Each of Parent and the Company shall have received a letter from its independent public accounting firm to the effect that the Merger should qualify for "pooling-of-interests" accounting treatment.

    7.2 CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement (i) to the extent qualified by Material Adverse Effect shall be true and correct, (ii) to the extent not qualified by Material Adverse Effect shall be true and correct (except that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not reasonably be expected to have a Material Adverse Effect on the Company and, solely with respect to Sections 5.1(j) and 5.1(l), would not reasonably be expected to have a material adverse effect on the expected benefits of the Merger to Parent), and (iii) in Section 5.1(b) shall be true and correct within an aggregate of no more than 25,000 shares of Company Common Stock, in the case of each of (i), (ii) and (iii), as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect;

    (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, the Company's stockholders at the Stockholders Meeting shall have voted to adopt this Agreement and to approve the transactions contemplated by this Agreement and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect;

    (c) TAX OPINION. Parent shall have received the opinion of Mayer, Brown & Platt, counsel to Parent, dated the Closing Date, and the Company shall have received the opinion of Heller Ehrman White & McAuliffe, counsel to the Company, dated the Closing Date, in each case to the effect that the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that each of Parent, Merger Sub and the Company will be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinions, such counsel may rely upon reasonable representations and certificates of Parent, Merger Sub and the Company and certain stockholders or shareholders of Parent, Merger Sub and the Company; and Parent, Merger Sub and the Company will make, and each of them agrees to use its reasonable best efforts to cause such of its respective stockholders or shareholders to make, such representations and deliver such certificates; and

    (d) GOVERNMENTAL CONSENTS. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and any material consents to the transactions contemplated under this Agreement required under the European Community Merger Control Regulation or other applicable Competition Laws, as well as other material Company Required Consents and Parent Required Consents, shall have been obtained, in each case without requiring any divestitures, licenses or hold separate or similar arrangements in order to obtain approval of the transactions contemplated by this Agreement under applicable Competition Laws if such divestitures, licenses or hold separate or similar arrangements would reasonably be expected to have a Material Adverse Effect on Parent or the Company or a material adverse effect on the expected benefits of the Merger to Parent.

    7.3 CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent and Merger Sub set forth in this Agreement (i) to the extent qualified by Material Adverse Effect shall be true and correct, and (ii) to the extent not qualified by Material Adverse Effect shall be true and correct (except that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not reasonably be expected to have a Material Adverse Effect on Parent), in the case of each of (i) and
    (ii), as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect;

    (b) PERFORMANCE OF OBLIGATIONS OF PARENT AND MERGER SUB. Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect;

    (c) TAX OPINION. The Company shall have received the opinion of Heller Ehrman White & McAuliffe, counsel to the Company, dated the Closing Date, and Parent shall have received the opinion of Mayer, Brown & Platt, counsel to Parent, dated the Closing Date, in each case to the effect that the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that each of Parent, Merger Sub and the Company will be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinions, such counsel may rely upon reasonable representations and certificates of Parent, Merger Sub and the Company and certain stockholders or shareholders of Parent, Merger Sub and the Company; and Parent, Merger Sub and the Company will make, and each of them agrees to use its reasonable best efforts to cause such of its respective stockholders or shareholders to make, such representations and deliver such certificates; and

    (d) GOVERNMENTAL CONSENTS. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and any material consents to the transactions contemplated under this Agreement required under the European Community Merger Control Regulation or other applicable Competition Laws, as well as other material Company Required Consents and Parent Required Consents, shall have been obtained.

                                 ARTICLE VIII.
                                  TERMINATION

    8.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by stockholders of the Company referred to in
Section 7.1(a), by mutual written consent of the Company and Parent, through action of their respective Boards of Directors.

    8.2 TERMINATION BY EITHER PARENT OR THE COMPANY. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either Parent or the Company if (i) the Merger shall not have been consummated prior to December 31, 1999 (the "TERMINATION DATE"); PROVIDED, HOWEVER, that either party shall have the option to extend the Termination Date (and all references herein to the Termination Date shall mean such extended date) for an additional period of time not to exceed 90 days if the reason that the Merger has not been consummated by such date is that either (A) the condition set forth in Section 7.2(d) has not been satisfied due to the lack of expiration or termination of the waiting period under the HSR Act (the "WAITING PERIOD") or the failure to obtain the necessary consents and approvals under applicable Competition Laws and Parent or the Company are still attempting to achieve the expiration or termination of the Waiting Period or to obtain such necessary consents and approvals under applicable Competition Laws or are contesting whether the Waiting Period has expired or been terminated or the refusal of the relevant Governmental Entities to give such consents or approvals in court or through other applicable proceedings, or (B) the condition set forth in Section 7.1(c) has not been satisfied due to any Order that has been enacted, issued, promulgated, enforced or entered by any Governmental Entity pursuant to applicable Competition Laws or due to the institution or threatened institution by any Governmental Entity of any proceeding seeking any such Order pursuant to applicable Competition Laws; (ii) the Stockholders Meeting shall have been held and completed and the adoption of this Agreement by the Company's stockholders referred to in Section 7.1(a) shall not have occurred; or (iii) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the adoption or approval by the stockholders of the Company); PROVIDED, that the right to terminate this Agreement pursuant to clause (i) above shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure of the Merger to be consummated on or before the Termination Date.

    8.3  TERMINATION BY THE COMPANY.

    (a) This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by action of the Board of Directors of the Company if there has been a material breach by Parent or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement which (x) would result in a failure of a condition set forth in Section 7.3(a) or 7.3(b) and (y) cannot be or is not cured prior to the Termination Date.

    (b) This Agreement may be terminated and the Merger may be abandoned by the Company at any time prior to the Stockholders Meeting if the Board of Directors of the Company shall approve a Superior Proposal; PROVIDED, HOWEVER, that: (i) the Company shall have complied with Section 6.2; (ii) the Board of Directors of the Company shall have reasonably concluded in good faith, prior to giving effect to all concessions which may be offered the Company by Parent pursuant to clause (iv) below, on the basis of the advice of its financial advisors and outside counsel, that such proposal is a Superior Proposal; (iii) the Company shall have (A) notified Parent in writing of its receipt of such Superior Proposal, (B) further notified Parent in such writing that the Company intends to enter into a binding agreement for such Superior Proposal subject to clause (iv) below and (C) attached the most current written version of such Superior Proposal (or a summary containing all material terms and conditions of such Superior Proposal) to such notice; and (iv) Parent does not make, within five business days after receipt of the Company's written notice pursuant to clause (iii) above, an offer that the Board of Directors of the Company shall have reasonably concluded in good faith on the basis of the advice of its financial advisors and outside counsel is at least as favorable to the stockholders of the Company as the Superior Proposal; PROVIDED, FURTHER, that it shall be a condition to termination pursuant to this Section 8.3(b) that the Company shall have made the payment of the Termination Fee to Parent required by Section 8.5(b).

    8.4 TERMINATION BY PARENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by the stockholders of the Company referred to in Section 7.1(a) and before or after the Stockholders Meeting, by action of the Board of Directors of Parent if:

    (a) the Board of Directors of the Company shall have (i) withdrawn, adversely modified or changed its approval or recommendation of this Agreement as a result of the existence of an Acquisition Proposal or a publicly announced intention (whether or not conditional) to make an Acquisition Proposal, (ii) failed to reconfirm its recommendation of this Agreement to the Company's stockholders within 15 business days after a written request by Parent to do so as a result of the existence of an Acquisition Proposal or a publicly announced intention (whether or not conditional) to make an Acquisition Proposal or (iii) approved or recommended a Superior Proposal; or

    (b) there has been a material breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement which (x) would result in a failure of a condition set forth in Section 7.2(a) or 7.2(b) and
    (y) cannot be or is not cured prior to the Termination Date.

    8.5  EFFECT OF TERMINATION AND ABANDONMENT.

    (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, this Agreement (other than as set forth in Section 9.2) shall become void and of no effect with no liability (other than as set forth in Sections 6.11, 6.14 and 8.5(b) or in the proviso at the end of this sentence) or obligation on the part of any party to this Agreement or of any of its directors, officers, employees, agents, legal or financial advisors or other representatives; PROVIDED, HOWEVER, that no such termination shall relieve any party to this Agreement from any liability for damages resulting from any breach of this Agreement.

    (b) In the event that (i) an Acquisition Proposal shall have been made to the Company or shall have been made directly to stockholders generally or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and thereafter (A) the Board of Directors of the Company has not withdrawn, adversely modified or changed its approval or recommendation of this Agreement, the Stockholders meeting is held and completed and the Company's stockholders do not adopt this Agreement at the Stockholders Meeting, (B) this Agreement is terminated by either Parent or the Company, and (C) within 12 months of the termination of this Agreement, the Company enters into a definitive agreement with any third party with respect to an Acquisition Proposal or an Acquisition Proposal is consummated, (ii) an Acquisition Proposal shall have been made to the Company or have been made directly to stockholders generally or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and thereafter (A) the Board of Directors of the Company has withdrawn, adversely modified or changed its approval or recommendation of this Agreement, the Stockholders Meeting is held and completed and the Company's stockholders do not adopt this Agreement at the Stockholders Meeting and (B) this Agreement is terminated by either Parent or the Company (a termination under the circumstances described in this clause (ii) being a "MODIFIED RECOMMENDATION STOCKHOLDER REJECTION TERMINATION"), (iii) this Agreement is terminated by Parent pursuant to Section 8.4(a) or (b) (but, with respect to Section 8.4(b), solely with respect to a breach of Section 6.2), or (iv) this Agreement is terminated by the Company pursuant to Section 8.3(b), then the Company shall pay Parent a fee equal to $210,000,000 (the "TERMINATION FEE"), which amount shall be in addition to any expenses to be paid pursuant to Section 6.11, and shall be payable by wire transfer of same day funds. The Termination Fee required to be paid pursuant to this Section 8.5(b) shall be made prior to, and shall be a precondition of, the effectiveness of a termination of this Agreement by the Company pursuant to Section 8.3(b) or a Modified Recommendation Stockholder Rejection Termination by the Company. Any other payment required to be made pursuant to this Section 8.5(b) shall be made to Parent not later than two business days after the earliest of (i) the entering into of a definitive agreement with respect to, or the consummation of, an Acquisition Proposal, as applicable, (ii) a termination pursuant to
    Section 8.4(a) or (b) and (iii) a Modified Recommendation Stockholder Rejection Termination by Parent. The Company acknowledges that the agreements contained in this Section 8.5(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not enter into this Agreement. Accordingly, if the Company fails to pay promptly the amount due pursuant to this Section 8.5(b), and, in order to obtain such payment, Parent or Merger Sub commences a suit which results in a judgment against the Company for the fee set forth in this paragraph (b), the Company shall pay to Parent or Merger Sub its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank N.A. in effect on the date such payment was required to be made.

                                  ARTICLE IX.
                           MISCELLANEOUS AND GENERAL

    9.1 CERTAIN DEFINITIONS. Terms defined elsewhere in this Agreement shall have the meanings set forth therein for all purposes of this Agreement, unless otherwise specified to the contrary. The following terms shall have the following meanings:

    "AFFILIATES" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMPANY'S EXECUTIVE OFFICERS" means the Company's Chief Executive Officer, Senior Vice Presidents, Group Vice Presidents and Senior Director of Intellectual Property.

    "COMPETITION LAWS" includes the HSR Act, the European Community Merger Control Regulation, and any other antitrust or competition Law of the United States of America, the European Community or any other nation, province, territory or jurisdiction which must be satisfied or complied with in order to consummate and make effective the Merger or the other transactions contemplated by this Agreement.

    "CRESCENDO" means Crescendo Pharmaceuticals Corporation, a Delaware corporation.

    "DGCL" means the Delaware General Corporation Law.

    "ENVIRONMENTAL LAW" means any Law relating to: (A) the protection, investigation or restoration of the environment, health, safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance; or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property or notifications to government agencies or the public in connection with any Hazardous Substance.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "ERISA AFFILIATE" means any corporation or trade or business which, together with the Company, is a member of a controlled group of Persons or a group of trades or businesses under common control with the Company within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "FDA" means the U.S. Food and Drug Administration.

    "FDCA" means the Federal Food, Drug and Cosmetic Act, as amended.

    "GAAP" means U.S. generally accepted accounting principles.

    "HAZARDOUS SUBSTANCE" means any substance that is listed, classified or regulated pursuant to any Environmental Law, including any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, electromagnetic fields, microwave transmission, radioactive materials or radon.

    "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    "IRS" means the Internal Revenue Service.

    "LAWS" means any law, statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, license, authorization, opinion, agency requirement or permit of any Governmental Entity or common law.

    "MATERIAL ADVERSE EFFECT" means, with respect to any Person, a material adverse effect on the financial condition, assets and liabilities (taken together), results of operations or business of such

Person and its Subsidiaries, taken as a whole; PROVIDED, HOWEVER, that none of the following shall be deemed to constitute and shall not be taken into account in determining the occurrence of a Material Adverse Effect with respect to a party: (i) any effect arising from or relating to general business or economic conditions which does not affect such party in any materially disproportionate manner; (ii) any effect relating to or affecting, with respect to the Company, the pharmaceutical industry generally or, with respect to Parent, the health care products and services industries generally, in either such case, which does not affect such party in a materially disproportionate manner; (iii) any effect arising from or relating to the announcement or pendency of the Merger; or (iv) any effect arising from or relating to change in accounting rules or procedures announced by the Financial Accounting Standards Board.

    "NYSE" means the New York Stock Exchange.

    "PBGC" means the Pension Benefit Guaranty Corporation.

    "PERMITS" means permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals.

    "PERSON" means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

    "SEC" means the Securities and Exchange Commission.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SIGNIFICANT INVESTEES" means, with respect to any Person, Significant Subsidiaries of such Person and any entity in which such Person has an equity interest of 20% or more excluding, with respect to the Company, Durect Corporation, ProQuest Investments L.P., TechAMP International L.P. and P/A Charleston Road LLC.

    "SIGNIFICANT SUBSIDIARIES" with respect to any Person has the meaning set forth in Rule 1-02(w) of Regulation S-X promulgated pursuant to the Exchange Act and includes any Subsidiaries that if aggregated would together constitute Significant Subsidiaries.

    "SUBSIDIARY" means, with respect to any Person, any entity, whether incorporated or unincorporated, of which at least 50% of the stock, securities or other ownership interests having by their terms ordinary voting power to elect at least 50% of the Board of Directors or other persons performing similar functions is directly or indirectly owned by such Person excluding, with respect to the Company, P/A Charleston Road LLC, a California limited liability company.

    "TAX" (including, with correlative meaning, the terms "TAXES" and "TAXABLE") includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions.

    "TAX RETURN" includes all federal, state, local and foreign returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

    9.2 SURVIVAL. Article II, Article III, Article IV and this Article IX (other than Section 9.5 (Counterparts)), and the agreements of the Company, Parent and Merger Sub contained in Sections 6.7(b) (Affiliates), 6.10 (Employee Benefits), 6.11 (Expenses) and 6.12 (Indemnification; Directors' and Officers' Insurance) shall survive the consummation of the Merger. This Article IX (other than Section 9.3 (Modification or Amendment), Section 9.4 (Waiver of Conditions) and

Section 9.13 (Assignment)) and the agreements of the Company, Parent and Merger Sub contained in Section 6.11 (Expenses), Section 6.14 (Confidentiality) and
Section 8.5 (Effect of Termination and Abandonment) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.

    9.3 MODIFICATION OR AMENDMENT. Subject to the provisions of applicable Law, at any time prior to the Effective Time, the parties to this Agreement may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

    9.4  WAIVER OF CONDITIONS.

    (a) Any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by an authorized representative of the party against whom the waiver is to be effective.

    (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided in this Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

    9.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

    9.6  GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

    (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware (the "DELAWARE COURTS") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such Delaware Courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

    (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND
    (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.6.

    9.7 NOTICES. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) three business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile, provided that a copy of the fax is promptly sent by U.S. mail, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

    If to Parent or Merger Sub:

           Abbott Laboratories
           100 Abbott Park Road
           Abbott Park, Illinois 60064-3500
           Attention: Chief Executive Officer
           Fax: (847) 938-6277

           and

           Abbott Laboratories
           100 Abbott Park Road
           Abbott Park, Illinois 60064-3500
           Attention: General Counsel
           Fax: (847) 938-6277

    with a copy to:

           Scott J. Davis and James T. Lidbury
           Mayer, Brown & Platt
           190 South LaSalle Street
           Chicago, Illinois 60603
           Fax: (312) 701-7711

    and if to the Company:

           ALZA Corporation
           950 Page Mill Road
           Palo Alto, California 94304
           Attention: Chief Executive Officer
           Fax: (650) 496-8819

           and

           ALZA Corporation
           950 Page Mill Road
           Palo Alto, California 94304
           Attention: General Counsel
           Fax: (650) 494-5561
with a copy to:

           Sarah A. O'Dowd
           Heller Ehrman White & McAuliffe
           525 University Avenue
           Palo Alto, California 94301
           Fax: (650) 324-0638

           and

           Brian J. McCarthy
           Skadden, Arps, Slate, Meagher & Flom LLP
           300 South Grand Avenue
           Suite 3400
           Los Angeles, California 90071
           Fax: (213) 687-5600

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

    9.8 ENTIRE AGREEMENT. This Agreement (including any exhibits to this Agreement), the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties with respect to the subject matter of this Agreement. EACH PARTY TO THIS AGREEMENT AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER PARENT AND MERGER SUB NOR THE COMPANY MAKES ANY REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

    9.9 NO THIRD PARTY BENEFICIARIES. Except as provided in Section 6.10 (Benefits) and Section 6.12 (Indemnification; Directors' and Officers' Insurance), this Agreement is not intended to confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement.

    9.10 OBLIGATIONS OF PARENT AND OF THE COMPANY. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

    9.11 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

    9.12 INTERPRETATION. The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

    9.13 ASSIGNMENT. This Agreement shall not be assignable; PROVIDED, HOWEVER, that Parent may designate prior to the Effective Time, by written notice to the Company, another wholly owned direct or indirect Subsidiary to be a party to the Merger in lieu of Merger Sub, in which event all references in this Agreement to Merger Sub shall be deemed references to such other Subsidiary (except with respect to representations and warranties made in this Agreement, with respect to Merger Sub as of the date of this Agreement) and all representations and warranties made herein with respect to Merger Sub as of the date of this Agreement shall also be made with respect to such other Subsidiary as of the date of such designation. Any assignment in contravention of the preceding sentence shall be null and void.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

                                ALZA CORPORATION

                                By:  /s/ ERNEST MARIO
                                     -----------------------------------------
                                     Name: Ernest Mario
                                     Title: Chairman and CEO

                                ABBOTT LABORATORIES

                                By:  /s/ MILES D. WHITE
                                     -----------------------------------------
                                     Name: Miles D. White
                                     Title: Chairman of the Board and Chief
                                     Executive Officer

                                AC MERGER SUB INC.

                                By:  /s/ ARTHUR J. HIGGINS
                                     -----------------------------------------
                                     Name: Arthur J. Higgins
                                     Title: President

                                 EXHIBIT 6.7(A)
                             STOCKHOLDER AGREEMENT

    This STOCKHOLDER AGREEMENT, dated as of June   , 1999 (this "Agreement") is
between ABBOTT LABORATORIES, an Illinois corporation ("Parent"), and the undersigned stockholder ("Stockholder") of ALZA CORPORATION, a Delaware corporation (the "Company"). Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

    A. Parent and the Company have entered into an Agreement and Plan of Merger, dated as of June 21, 1999 (the "Merger Agreement"), pursuant to which AC Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), will merge with and into the Company (the "Merger"), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent;

    B. Pursuant to the Merger Agreement, at the Effective Time, outstanding shares of Company Common Stock, including any Company Common Stock owned by Stockholder, will be converted into the right to receive shares of Parent Common Stock;

    C.  It is a condition to each party's obligation to effect the Merger that
(i) legal counsel to the Company and Parent shall have delivered their respective opinions to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Parent, Merger Sub and the Company each will be a party to the reorganization within the meaning of Section 368(b) of the Code, and (ii) the independent public accounting firms for the Company and Parent shall have delivered their respective opinions to the effect that the Merger will qualify for pooling-of-interests accounting treatment;

    D. The execution and delivery of this Agreement by Stockholder is a material inducement to Parent to enter into the Merger Agreement; and

    E. Stockholder has been advised that Stockholder may be deemed to be an "affiliate" of the Company, as such term is used (i) for purposes of paragraphs
(c) and (d) of Rule 145 of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), or (ii) in the Commission's Accounting Series Releases 130 and 135, as amended, although nothing contained herein shall be construed as an admission by Stockholder that Stockholder is in fact an affiliate of the Company.

    NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

    1. ACKNOWLEDGMENTS BY STOCKHOLDER. Stockholder acknowledges and understands that the representations, warranties and covenants made by Stockholder set forth in this Agreement will be relied upon by Parent, the Company and their respective affiliates, counsel and accounting firms, and that substantial losses and damages may be incurred by such persons if Stockholder's representations, warranties or covenants are breached. Stockholder has carefully read this Agreement and the Merger Agreement and has consulted with such legal counsel and financial advisers as Stockholder has deemed appropriate in connection with the execution of this Agreement.

    2.  COMPLIANCE WITH RULE 145 AND THE ACT.

        (a) Stockholder has been advised that (i) the issuance of shares of Parent Common Stock in connection with the Merger is expected to be effected pursuant to a Registration Statement filed by Parent on Form S-4, and the resale of such shares will be subject to the restrictions set forth in Rule 145 under the Act unless such shares are otherwise transferred pursuant to an effective registration statement under the Act or an appropriate exemption from registration, and (ii) Stockholder may be deemed to be an affiliate of the Company. Stockholder accordingly agrees not to sell, pledge, transfer or otherwise dispose of any shares of Parent Common Stock issued to Stockholder in the Merger unless (i) such sale, pledge, transfer or other disposition is made in conformity with the requirements of Rule 145 under the Act, (ii) such sale, pledge, transfer or other disposition is made pursuant to an effective registration statement under the Act, or (iii) Stockholder delivers to Parent a written opinion of counsel, in form and substance reasonably acceptable to Parent, to the effect that such sale, pledge, transfer or other disposition is otherwise exempt from registration under the Act.

        (b) Parent will give stop transfer instructions to its transfer agent with respect to any Parent Common Stock received by Stockholder pursuant to the Merger, and there will be placed on the certificates representing such Parent Common Stock, or any substitutions therefor, legends stating in substance:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO A BUSINESS COMBINATION WHICH IS BEING ACCOUNTED FOR AS A POOLING OF INTERESTS, IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES, AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH RULE 145, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, IN FORM AND SUBSTANCE TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE TRANSFERRED UNTIL SUCH TIME AS PARENT SHALL HAVE PUBLISHED FINANCIAL RESULTS COVERING AT LEAST 30 DAYS OF COMBINED OPERATIONS WITH THE COMPANY."

       and

       "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE CONDITIONS SPECIFIED IN THE STOCKHOLDER AGREEMENT
       DATED AS OF JUNE   , 1999 BETWEEN THE HOLDER OF THIS CERTIFICATE AND
       PARENT, A COPY OF WHICH AGREEMENT MAY BE INSPECTED BY THE HOLDER OF THIS CERTIFICATE AT THE PRINCIPAL OFFICES OF PARENT OR FURNISHED BY PARENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE."

The legends set forth above shall be removed (by delivery of a substitute certificate without such legends), and Parent shall so instruct its transfer agent, if a registration statement respecting the sale of the shares has been declared effective under the Act or if Stockholder delivers to Parent (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate will be issued in the name of the transferee), or (ii) an opinion of counsel, in form and substance reasonably acceptable to Parent, to the effect that sale of the shares by the holder thereof is no longer subject to Rule 145.

    3.  COVENANTS RELATED TO POOLING OF INTERESTS.

        (a) During the period beginning on the date 30 days prior to the Closing Date (as defined in the Merger Agreement) and ending on the day after Parent has published (within the meaning of Section 201.01 of the Commission's Codification of Financial Reporting Policies) financial results covering at least 30 days of combined operations of Parent and the Company (the "Restricted Period"), Stockholder will not sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or "put"-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended to have or having the effect, directly or indirectly, or reducing its risk relative to (i) any shares of Company Common Stock owned by Stockholder or (ii) any shares of Parent Common Stock received by Stockholder in connection with the Merger. The parties acknowledge that sales of Parent Common Stock issuable on exercise of stock options solely to provide for payment of the exercise price of such stock options simultaneously with the exercise of such stock options shall not constitute such reduction of relative risk.

    (b) Notwithstanding anything to the contrary contained in Section 3(a), Stockholder will be permitted, during the Restricted Period, (ii) to sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or "put"-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended to have or having the effect, directly or indirectly, of reducing its risk relative to any shares of Company Common Stock or Parent Common Stock received by Stockholder in connection with the Merger (a "Transfer") equal to the lesser of (A) 10% of the Company Common Stock, or equivalent post-Merger Parent Common Stock, owned by Stockholder and (B) Stockholder's pro rata portion of 1% of the total number of outstanding shares of Company Common Stock, or equivalent post-Merger Parent Common Stock, owned by Stockholder and all other stockholders of the Company (in each of clause (A) and clause (B) above as measured as of the date of such Transfer and subject to confirmation of such calculation by Parent), and (ii) to make bona fide charitable contributions or gifts of such securities; PROVIDED, HOWEVER, that the transferee(s) of such charitable contributions or gifts agree(s) in writing to hold such securities for the period specified in Section 3(a).

    4.  MISCELLANEOUS.

        (a) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

        (b) This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties and their respective successors and assigns. As used in this Agreement, the term "successors and assigns" means, where the context to permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

        (c) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with Delaware law without regard to the conflict of law principles thereof. The parties irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware (the "DELAWARE COURTS") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such Delaware Courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

        (d) If any term, provision, covenant, or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated.

        (e) Counsel to and accountants for the parties to the Merger Agreement shall be entitled to rely upon this Agreement as needed.

        (f) This Agreement shall not be modified or amended, or any right waived or any obligations excused, except by a written agreement signed by both parties.

        (g) Notwithstanding any other provision contained in this Agreement, this Agreement and all obligations under this Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

        (h) From and after the Effective Time of the Merger and as long as is necessary in order to permit Stockholder to sell Parent Common Stock held by Stockholder pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Act, Parent will file on a timely basis all reports required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as the same shall be in effect at the time, and shall otherwise make available adequate public information regarding Parent in such manner as may be required to satisfy the requirements of paragraph (c) of Rule 144 under the Act.

    IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

                                ABBOTT LABORATORIES,
                                an Illinois corporation

                                By:
                                     -----------------------------------------
                                Name:
                                Title:

                                STOCKHOLDER

                                By:
                                     -----------------------------------------
                                Name:
                                Name of Signatory
                                (if different from name of Stockholder):

                                ---------------------------------------------

                                Title of Signatory
                                (if applicable):

                                Number of Shares Owned:

                                Number of Shares Issuable upon
                                Exercise of Stock Options:

                                 EXHIBIT 6.7(B)
                             STOCKHOLDER AGREEMENT

    This STOCKHOLDER AGREEMENT, dated as of June , 1999 (this "Agreement"), is by and between ALZA CORPORATION, a Delaware corporation (the "Company"), and the undersigned stockholder ("Stockholder") of ABBOTT LABORATORIES, an Illinois corporation ("Parent"). Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

    A. The Company and Parent have entered into an Agreement and Plan of Merger, dated as of June 21, 1999 (the "Merger Agreement"), pursuant to which AC Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), will merge with and into the Company (the "Merger"), with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent;

    B. It is a condition to the effectiveness of the Merger that (i) legal counsel to Parent and the Company shall have delivered their respective opinions to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and Parent, Merger Sub and the Company each will be a party to the reorganization within the meaning of Section 368(b) of the Code, and (ii) the independent public accounting firms for Parent and the Company shall have delivered their respective opinions to the effect that the Merger will qualify for pooling-of-interests accounting treatment;

    C. The execution and delivery of this Agreement by Stockholder is a material inducement to the Company to enter into the Merger Agreement; and

    D. Stockholder has been advised that Stockholder may be deemed to be an "affiliate" of Parent, as such term is used in the Commission's Accounting Series Releases 130 and 135, as amended, although nothing contained herein shall be construed as an admission by Stockholder that Stockholder is in fact an affiliate of Parent.

    NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

    1. ACKNOWLEDGMENTS BY STOCKHOLDER. Stockholder acknowledges and understands that the representations, warranties and covenants made by Stockholder set forth in this Agreement will be relied upon by the Company, Parent and their respective affiliates, counsel and accounting firms, and that substantial losses and damages may be incurred by such persons if Stockholder's representations, warranties or covenants are breached. Stockholder has carefully read this Agreement and the Merger Agreement and has consulted with such legal counsel and financial advisers as Stockholder has deemed appropriate in connection with the execution of this Agreement.

    2.  COVENANTS RELATED TO POOLING OF INTERESTS.

        (a) During the period beginning on the date 30 days prior to the Closing Date (as defined in the Merger Agreement) and ending on the day after Parent has published (within the meaning of Section 201.01 of the Commission's Codification of Financial Reporting Policies) financial results covering at least 30 days of combined operations of the Company and Parent (the "Restricted Period"), Stockholder will not sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or "put"-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended to have or having the effect, directly or indirectly, of reducing its risk relative to any shares of Parent Common Stock owned by Stockholder. The parties acknowledge that sales of Parent Common Stock issuable on exercise of stock options solely to provide for payment of the exercise price of such stock options simultaneously with the exercise of such stock options shall not constitute such reduction of relative risk.

        (b) Notwithstanding anything to the contrary contained in Section 2(a), Stockholder will be permitted, during the Restricted Period, (i) to sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or "put'-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended to have or having the effect, directly or indirectly, of reducing its risk relative to any shares of Parent Common Stock owned by Stockholder (a "Transfer") equal to the lesser of (A) 10% of the Parent Common Stock owned by Stockholder and (B) Stockholder's pro rata portion of 1% of the total number of outstanding shares of Parent Common Stock owned by Stockholder and all other stockholders of Parent (in each of clause (A) and clause (B) above as measured as of the date of such Transfer and subject to confirmation of such calculation by Parent), and (ii) to make bona fide charitable contributions or gifts of such securities; provided, however, that the transferee(s) of such charitable contributions or gifts agree(s) in writing to hold such securities for the period specified in Section 2(a).

    3.  MISCELLANEOUS.

        (a) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

        (b) This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties and their respective successors and assigns. As used in this Agreement, the term "successors and assigns" means, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

        (c) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with Delaware law without regard to the conflict of law principles thereof. The parties irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware (the "DELAWARE COURTS") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such Delaware Courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

        (d) If any term, provision, covenant, or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated.

        (e) Counsel to and accountants for the parties to the Merger Agreement shall be entitled to rely upon this Agreement as needed.

        (f) This Agreement shall not be modified or amended, or any right waived or any obligation excused, except by a written agreement signed by both parties.

        (g) Notwithstanding any other provision contained in this Agreement, this Agreement and all obligations under this Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

    IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

                                ALZA CORPORATION,
                                a Delaware corporation

                                By:
                                     -----------------------------------------
                                Name:
                                Title:

                                STOCKHOLDER

                                By:

                                Name:
                                Name of Signatory
                                (if different from name of Stockholder):

                                Title of Signatory
                                (if applicable):

                                Number of Shares Owned:

                                Number of Shares Issuable upon
                                Exercise of Stock Options:

                                                                         ANNEX B

                                     [LOGO]
CHASE SECURITIES INC.
270 Park Avenue
New York, NY 10017-2070

                                 June 21, 1999

Board of Directors
ALZA Corporation
950 Page Mill Road
Palo Alto, CA 94304
Members of the Board:

    You have informed us that ALZA Corporation (the "Company"), Abbott Laboratories ("Parent") and AC MERGER SUB, a wholly owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger dated as of June 21, 1999 (the "Merger Agreement") which provides, among other things, that Merger Sub will be merged with and into the Company (the "Merger") in a transaction in which each outstanding share of common stock of the Company, par value $.01 per share (the "Company Common Stock"), other than shares of the Company Common Stock that are owned by the Company, Parent, Merger Sub, or their respective subsidiaries, all of which will be canceled, will be converted into the right to receive 1.20 shares (the "Exchange Ratio") of common stock of Parent, no par value (the "Parent Common Stock"). As a result of the Merger, the Company will become a wholly-owned subsidiary of Parent.

    You have requested that we render our opinion as to the fairness, from a financial point of view, to the holders of the Company Common Stock of the Exchange Ratio.

    In arriving at the opinion set forth below, we have, among other things:

    (a) reviewed the Merger Agreement;

    (b) reviewed certain publicly available business and financial information that we deemed relevant relating to the Company and Parent and the industries in which they operate;

    (c) reviewed certain internal non-public financial and operating data and forecasts provided to us by the management of the Company relating to the business of the Company;

    (d) discussed, with members of the senior managements of the Company and Parent, the Company's and Parent's operations, historical financial statements and future prospects, before and after giving effect to the Merger (and, in the case of the future prospects of Parent, been informed by the Parent to rely on public analysts' estimates as the most reasonable estimates for the purposes of this opinion);

    (e) compared the financial and operating performance of the Company and Parent with publicly available information concerning certain other companies we deemed comparable and reviewed the relevant historical stock prices of the Company Common Stock and the Parent Common Stock and certain publicly traded securities of such other companies;

    (f) reviewed the financial terms of certain recent business combinations and acquisition transactions we deemed reasonably comparable to the Merger and otherwise relevant to our inquiry; and

    (g) made such other analyses and examinations as we have deemed necessary or appropriate.

    Other than as set forth in clause (d) above, in connection with the preparation of this opinion, we have neither received nor reviewed any non-public information prepared by or relating to Parent.

    We have assumed and relied upon, without assuming any responsibility for verification, the accuracy and completeness of all of the financial and other information provided to, discussed with or reviewed by or for us, or publicly available, for purposes of this opinion and have further relied upon the assurance of the managements of the Company and Parent that they are not aware of any facts that would make such information inaccurate or misleading in any material respect. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities of the Company or Parent, nor have we conducted a physical inspection of the properties and facilities of the Company or Parent. We have assumed that the financial forecasts provided to us by the Company and the financial forecast guidance provided to us by Parent have been reasonably determined on bases reflecting the best currently available estimates and judgments of the managements of the Company and Parent as to the future financial performance of the Company or Parent, as the case may be. We express no view as to such forecast or projection information or the assumptions on which they were based.

    For purposes of rendering our opinion, we have assumed that, in all respects material to our analysis, the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver thereof. We have further assumed that all material governmental, regulatory or other consents and approvals will be obtained and that in the course of obtaining any necessary governmental, regulatory or other consents and approvals, or any amendments, modifications or waivers to any documents to which any of the Company or Parent are a party, as contemplated by the Merger Agreement, no restrictions will be imposed or amendments, modifications or waivers made that would have any material adverse effect on the contemplated benefits to the Company of the Merger. We have further assumed that the Merger will be accounted for as a pooling of interests under generally accepted accounting principles and that it will qualify as a tax-free reorganization for U.S. Federal income tax purposes.

    In connection with the preparation of this opinion, we have not been authorized by the Company or the Board of Directors to solicit, nor have we solicited, third-party indications of interest for the acquisition of all or any part of the Company.

    Our opinion herein is necessarily based on market, economic and other conditions as they exist and can be evaluated on the date of this letter. Our opinion is limited to the fairness, from a financial point of view, to the holders of the Company Common Stock of the Exchange Ratio and we express no opinion as to the merits of the underlying decision by the Company to engage in the Merger. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Merger. In addition, we express no opinion as to the prices at which the Company Common Stock or the Parent Common Stock will trade following the announcement or the consummation, as the case may be, of the Merger.

    Chase Securities Inc., as part of its financial advisory business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, payment of a significant portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. As we have previously advised you, The Chase Manhattan Corporation and its affiliates, including Chase Securities Inc., in the ordinary course of business, have, from time to time, provided commercial and investment banking services to Parent, for which we received usual and customary compensation and in the future may continue to provide such commercial and investment banking services. In the ordinary course of business, we or our affiliates may trade in the debt and equity securities of the Company and Parent for our own accounts and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the holders of the Company Common Stock.

    This opinion is for the use and benefit of the Board of Directors of the Company in its evaluation of the Merger and shall not be used for any other purpose without the prior written consent of Chase Securities Inc. This opinion shall not be reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any public references to Chase Securities Inc. be made by the Company, without the prior written consent of Chase Securities Inc.

                                          Very truly yours,

                                                        [LOGO]

                                          CHASE SECURITIES INC.

                                                                         ANNEX C

                                 [LOGO]

Board of Directors
ALZA Corporation
950 Page Mill Road
Palo Alto, CA 94303

                               June 21, 1999

Members of the Board of Directors:

    ALZA Corporation (the "Company"), Abbott Laboratories ("Abbott") and a wholly owned subsidiary of Abbott (the "Acquisition Sub") propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which the Acquisition Sub will be merged with and into the Company (the "Merger") in a transaction in which each outstanding share of the Company's common stock (the "Company Shares") will be converted into the right to receive 1.20 shares (the "Exchange Ratio") of the common stock of Abbott (the "Abbott Shares").

    You have asked us whether, in our opinion, the Exchange Ratio is fair from a financial point of view to the holders of the Company Shares.

    In arriving at the opinion set forth below, we have, among other things:

    (1) Reviewed certain publicly available business and financial information relating to the Company and Abbott that we deemed to be relevant;

    (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Merger (the "Expected Synergies"), furnished to us by the Company;

    (3) Conducted discussions with members of senior management and representatives of the Company and Abbott concerning the operations, historical financial statements and future prospects of the Company and Abbott, before and after giving effect to the merger (and, in the case of the future prospects of Abbott, Merrill Lynch was informed by Abbott to rely on public analysts' estimates as the most reasonable estimates for the purposes of this opinion);

    (4) Reviewed the market prices and valuation multiples for the Company Shares and the Abbott Shares and compared them with those of certain publicly traded companies that we deemed to be relevant;

    (5) Compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

    (6) Participated in certain discussions and negotiations among representatives of the Company and Abbott and their financial and legal advisors;

    (7) Reviewed the potential pro forma impact of the Merger;

    (8) Reviewed the Agreement between the Company and Abbott; and

    (9) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

    In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or Abbott or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or Abbott. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the Company and the financial forecast guidance furnished to us by Abbott, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or Abbott's management as to the expected future financial performance of the Company or Abbott, as the case may be, and the Expected Synergies. We have further assumed that the Merger will be accounted for as a pooling of interests under generally accepted accounting principles and that it will qualify as a tax-free reorganization for U.S. federal income tax purposes.

    Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Merger.

    In connection with the preparation of this opinion, we have not been authorized by the Company or the Board of Directors to solicit, nor have we solicited, third-party indications or interest for the acquisition of all or any part of the Company.

    We are acting as financial advisor to the Company in connection with the Merger and will receive a fee from the Company for our services, a significant portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past, provided financial advisory and financing services to the Company and Abbott and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the Company Shares and other securities of the Company, as well as the Abbott Shares and other securities of Abbott, for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger or any matter related thereto.

    We are not expressing any opinion herein as to the prices at which the Company Shares or the Abbott Shares will trade following the announcement or consummation of the Merger.

    On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair from a financial point of view to the holders of the Company Shares.

                                          Very truly yours,

                               Merrill Lynch, Pierce Fenner & Smith Incorporated

ALZA CORPORATION
c/o EquiServe
P.O. Box 8040
Boston, MA 02266-8040

________________________________________________________________________________
/X/ PLEASE MARK VOTE AS IN THIS EXAMPLE.

      THE BOARD OF DIRECTORS OF ALZA CORPORATION UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

To adopt the Agreement and Plan of Merger among ALZA Corporation,        FOR       AGAINST     ABSTAIN
Abbott Laboratories and AC Merger Sub Inc. dated as of June 21,          / /         / /         / /
1999, as the same may be amended from time to time, and to approve the merger contemplated under that agreement.

To transact such other business related to matters as may properly come before the special meeting or any adjournments or postponements thereof.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

                              Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual stockholder.

Signature: __________    Date: ________   Signature: __________   Date: ________

________________________________________________________________________________
                                     PROXY

                                ALZA CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoint(s) Julian N. Stern, Peter D. Staple and Bruce
C. Cozadd, or any of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to attend the Special Meeting of Stockholders of ALZA Corporation (or any adjournments or postponements thereof) to be held on Tuesday, September 21, 1999 or at a later time if the Special Meeting is adjourned or postponed, to vote the number of shares the undersigned would be entitled to vote if personally present, and to vote in their discretion upon any other business that may properly come before the meeting or any adjournments or postponements thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY ANY MEANS DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT/PROSPECTUS.

      SEE                                                                                        SEE
    REVERSE                     CONTINUED AND TO BE SIGNED ON REVERSE SIDE                     REVERSE
     SIDE                                                                                       SIDE